Registration No. 333-111688

811-07837

As Filed with the Securities and Exchange Commission on April 29, 2015

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 23	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 54	☒

DELAWARE LIFE VARIABLE ACCOUNT G

Registrant

DELAWARE LIFE INSURANCE COMPANY

Depositor

96 Worcester Street

Wellesley Hills, Massachusetts 02481

Depositor’s Address

1-888-594-2654

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

96 Worcester Street

Wellesley Hills, Massachusetts 02481

Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Large Case VUL

Delaware Life Variable Account G

A Flexible Premium Corporate Variable Universal Life Insurance Policy

Prospectus

May 1, 2015

This prospectus describes the corporate variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”), through Delaware Life Variable Account G (the “Variable Account”), one of our separate accounts. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

BlackRock Global Allocation V.I. Fund (Class I)

Fidelity® VIP Balanced Portfolio (Initial Class)6

MFS® Total Return Series (Initial Class)

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

Lazard Retirement Emerging Markets Equity Portfolio (Investor Class)

MFS® Emerging Markets Equity Portfolio (Initial Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

Fidelity® VIP High Income Portfolio (Initial Class)7

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

PIMCO Real Return Portfolio (Administrative Class)

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)8

MFS® Corporate Bond Portfolio (Initial Class)14

MFS® Government Securities Portfolio (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)

International/Global Equity

AB International Value Portfolio (Class A)15

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

Columbia Variable Portfolio - International Opportunities Fund (Class 2)10

Fidelity® VIP Overseas Portfolio (Initial Class)7

First Eagle Overseas Variable Fund4

MFS® Global Growth Portfolio (Initial Class)

MFS® International Growth Portfolio (Initial Class)

MFS® International Value Portfolio (Initial Class)

MFS® Research International Portfolio (Initial Class)

Oppenheimer Global Fund/VA (Non-Service Shares)

Templeton Foreign VIP Fund (Class 1)

Templeton Growth VIP Fund (Class 1)

Mid Cap Equity

Alger Mid Cap Growth Portfolio (Class I-2)

AB Small/Mid Cap Value Portfolio (Class A)15

Delaware VIP Smid Cap Growth Series (Standard Class)

Dreyfus Investment Portfolios MidCap Stock Portfolio (I Shares)

Fidelity® VIP Mid Cap Portfolio (Initial Class)6

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)3

Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class 1 Shares)5

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Initial Class)1,8

Fidelity® VIP Freedom 2020 Portfolio (Initial Class)1,8

Fidelity® VIP Freedom 2030 Portfolio (Initial Class)1,8

Large Cap Equity

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

Columbia Variable Portfolio - Marsico Growth Fund (Class 1)

Deutsche Large Cap Value VIP (Class A)12

Dreyfus Stock Index Fund, Inc. (I Shares)

Dreyfus Variable Investment Fund Appreciation Portfolio (I Shares)

Fidelity® VIP Contrafund® Portfolio (Initial Class)9

Fidelity® VIP Equity-Income Portfolio (Initial Class)7

Fidelity® VIP Growth Portfolio (Initial Class)7

Fidelity® VIP Growth & Income Portfolio (Initial Class)6

Invesco V.I. Comstock Fund (Series I Shares)

Invesco V.I. Growth and Income Fund (Series I Shares)

Invesco V.I. Value Opportunities Fund (Series I Shares)3

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

Franklin Mutual Shares VIP Fund (Class 1)

Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

Real Estate Equity

Delaware VIP REIT Series (Standard Class)

Franklin Global Real Estate VIP Fund (Class 1)2

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Alger Small Cap Growth Portfolio (Class I-2)

BlackRock Value Opportunities V.I. Fund (Class I)

Delaware VIP Small Cap Value Series (Standard Class)

Deutsche Small Cap Index VIP (Class A)3,11

Deutsche Small Mid Cap Value VIP (Class A)13

Franklin Small-Mid Cap Growth VIP Fund (Class 1)3

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)2

Oppenheimer Main Street Small Cap Fund®/VA (Non-Service Shares)

Royce Capital Fund - Small-Cap Portfolio (Investment Class)

Wanger USA4

Specialty/Sector Equity

Dreyfus Investment Portfolios Technology Growth Portfolio (I Shares)

MFS® Utilities Series (Initial Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Money Market

Fidelity® VIP Money Market Portfolio (Service Class)8

MFS® Money Market Portfolio (Initial Class)

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	Effective July 1, 2008, this investment option is not open to new premium and transfers.

[3]	Effective November 15, 2010, this investment option is not open to new premium and transfers.

[4]	This Fund does not have different share classes.

[5]	The Universal Institutional Funds, Inc. Portfolio uses Morgan Stanley UIF Portfolio as a marketing name.

[6]	This Portfolio is in Variable Insurance Products III.

[7]	This Portfolio is in Variable Insurance Products Fund.

[8]	This Portfolios is in Variable Insurance Products Fund V.

[9]	This Portfolio is in Variable Insurance Products Fund II.

[10]	Formerly known as Columbia Variable Portfolio - Marsico International Opportunities Fund.

[11]	Formerly known as DWS Small Cap Index VIP.

[12]	Formerly known as DWS Large Cap Value VIP.

[13]	Formerly known as DWS Small Mid Cap Value VIP.

[14]	Formerly known as MFS® Bond Portfolio.

[15]	Effective May 1, 2015, the AllianceBernstein Portfolios changed their names from AllianceBernstein to AB.

Delaware Life Insurance Company

96 Worcester Street

Wellesley Hills, Massachusetts 02481

(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

•	You choose the amount and timing of subsequent premium payments, within certain limits.

•	We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

•	Account Value, less

•	Policy Debt, plus

•	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

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Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Cash Value Accumulation Test definition.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

•	the Specified Face Amount plus cumulative premiums paid (Option C).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

At any time, You may-

•	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

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With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Premium Expense Load is higher in the early Policy Years. The “Premium Expense Load” is a charge imposed on the premium at the time the Company receives it. The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy. See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within 10 days (or a longer period if required by applicable state law) beginning when You receive the Policy. Please see the Right To Return Policy Period section below for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1] On Premium up to and Including Target Premium Maximum Charge: Current Charge: On Premium in Excess of Target Premium Maximum Charge: Current Charge:	Upon premium receipt Upon premium receipt	(as a % of premium) 12.5% 7.5% 5.5% 2.5%

Illustration Charge	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Deferred Expense Load on Policy Year 1 Premium[2] Maximum Charge: Current Charge:	On the Policy Anniversary	(as a % of premium up to and including Target Premium) 1.0% 0.40%
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[3]

Maximum Charge:

Minimum Charge for 2001 CSO:

Minimum Charge for 1980 CSO:

Representative Owner Charge for 2001 CSO[4]:

Representative Owner Charge for 1980 CSO[4]:

(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)

	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.06 $0.07 $0.14 $0.23

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Charge	When Charge is Deducted	Amount Deducted

Mortality and Expense Risk Charge[5]

Maximum Charge:

Current Charge for 2001 CSO for Policies with Investment Start Dates on and after February 1, 2011:

Current Charge for 2001 CSO for Policies with Investment Start Dates before February 1, 2011:

Current Charge for 1980 CSO:

	Daily	(on the assets allocated to the investment options in the Variable Accounts) 0.90% 0.38% 0.45% 0.50%

Monthly Expense Charge Maximum Charge: Current Charge:	At the beginning of each Policy Month	$15.00 $5.00

Loan Interest[6] Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%

Flat Extra Charge[7] Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted

Additional Protection Benefit Rider[8]

Maximum Cost of Insurance Charge:

Minimum Cost of Insurance Charge for 2001 CSO:

Minimum Cost of Insurance Charge for 1980 CSO:

Representative Owner Cost of Insurance Charge for 2001 CSO[4]:

Representative Owner Cost of Insurance Charge for 1980 CSO[4]:

	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.06 $0.07 $0.14 $0.23
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)

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The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2014. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.27%	1.48%

[1]	The elements making up the Premium Expense Load are discussed on page 22. The Load is deduced from premium received and will not exceed 12.5% in Policy Years 1-7 and 3.25% thereafter.

[2]	The elements making up the Deferred Expense Load on Policy Year 1 Premium are discussed on page 24. The Load is deducted from the assets allocated to the investment options, is deducted in Policy Years 1-7 and will not exceed 1.0%.

[3]	The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

[4]	It is assumed the owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

[7]	For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.

[8]	The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico and the Virgin Islands. We have an insurance company subsidiary that does business in New York. Our home office mailing address is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

The parent of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December  12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark L. Walter.

THE VARIABLE ACCOUNT

Delaware Life Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

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We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained by calling 888-594-2654, or writing to Delaware Life Insurance Company, 96 Worcester Street, Wellesley Hills, MA 02481.

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Fund Investment Advisers and Subadvisers

AB L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Funds with BlackRock Investment Management, LLC subadvising the BlackRock Global Allocation V.I. Fund and the BlackRock Value Opportunities V.I. Fund. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio Funds with Marsico Capital Management, LLC subadvising Columbia Variable Portfolio - Marsico Growth Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. Delaware Management Company advises the Delaware Series. Deutsche Investment Management Americas Inc. advises the Deutsche VIPs with Northern Trust Investments, Inc. serving as subadviser for Deutsche Small Cap Index VIP. The Dreyfus Corporation advises the Dreyfus Portfolios and Dreyfus Stock Index Fund, Inc. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Fund. Franklin Advisers, Inc. advises the Franklin Small-Mid Cap Growth VIP Fund. Franklin Templeton Institutional, LLC advises the Franklin Global Real Estate VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Fred Alger Management, Inc. advises The Alger Portfolios. Invesco Advisers, Inc. advises the Invesco Funds. Janus Capital Management LLC advises the Janus Aspen Perkins Mid Cap Value Portfolio with Perkins Investment Management LLC serving as subadviser to the Portfolio. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company advises the PIMCO Variable Insurance Trust Portfolios. Royce & Associates, LLC advises the Royce Capital Fund – Small-Cap Portfolio. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. T. Rowe Price Associates, Inc. advises the T. Rowe Price Portfolios. Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting

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its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

ABOUT THE POLICY

This prospectus describes the material provisions of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed

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Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy the legal standard of the Cash Value Accumulation Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. The Death Benefit must effectively always equal or exceed your gross cash surrender value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Cash Value Accumulation Test vary by Attained Age and sex.

Initial Premium Payment

A Minimum Premium will be due and payable as of the Issue Date. The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date. The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied which will be the latest of-

•	the Issue Date, or

•	the date we approve the application for the Policy, or

•	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (unless a different period is applicable under state law) (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

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•	the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made plus money market return. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Fidelity® VIP Money Market Portfolio Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Delaware Life Insurance Company and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. In general, the billing period must be annual or semiannual. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

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You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

ADDITIONAL PROTECTION BENEFIT RIDER (APB RIDER)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Insured’s Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit do not exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower Premium Expense Loads and Deferred Expense Loads on Policy Year 1 Premium.

An APB Rider will also terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value,

•	the Insured’s Attained Age 121 (100 if 1980 CSO applies), or

•	the termination of the Policy.

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DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death, the Insured has not Attained Age 121 (100 if 1980 CSO applies) and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any APB Rider Death Benefit, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

For Insureds who have Attained Age 121 (100 if 1980 CSO applies) at death, Policy Proceeds equal the Gross Cash Surrender Value minus outstanding Policy Debt.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Gross Cash Surrender Value, or

•	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive due proof of that death. Through the Insured’s Attained Age 121 (100 if 1980 CSO applies), the Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death. After the Insured’s Attained Age 121 (100 if 1980 CSO applies), any death benefit provided by rider terminates and the Death Benefit will be equal to the Gross Cash Surrender Value.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences. You should consult your tax adviser prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option

You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

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APB Rider Death Benefit

The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the APB Rider Face Amount.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.

Changes in Face Amount

You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to us in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order

Changing the Face Amount may have tax consequences. You should consult a tax adviser before any change to the Face Amount.

Increases in Face Amount

An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial face amount.

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ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Deferred Expense Load on Policy Year 1 Premium and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value for Investment Options

The Account Value on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the Investment Options, minus

•	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

•	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

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•	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Policy Anniversary occurs during the current Valuation Period, that portion of the Deferred Expense Load on Policy Year 1 Premium charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to each Investment Option, minus

•	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy Month charged to each Investment Option.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•	the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

•	a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

•	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

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Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily, monthly and annual deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions unless state law dictates otherwise. If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Insured’s Attained Age 121 (or 100 if 1980 CSO applies)

At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, which may result in adverse tax consequences. We recommend that You receive counsel from your tax adviser.

Enhancement Benefit

An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit.

The Enhancement Benefit represents a return of a portion of the charges paid under the Policy.

When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first twelve Policy Years) and is calculated as follows:

•	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

•	Whenever a Premium Expense Load, a Deferred Expense Load on Policy Year 1 Premium or a Monthly Expense Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

•	Whenever a Monthly Cost of Insurance charge is deducted during years 1-7 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

•	[(84 - M) divided by 84] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

•	The Enhancement Benefit is zero after the end of the Enhancement Period.

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The Enhancement Benefit is payable with respect to each Policy owned by the policyowner, and is not contingent upon surrender of all such Policies.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

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The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges

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involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	any Enhancement Benefit.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options. If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to

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the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.

You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

•	the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, the MFS® Money Market Portfolio or the Fidelity® VIP Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Money Market Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

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We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

CHARGES, DEDUCTIONS AND REFUNDS

Premium Expense Load

We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium. For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.90% of assets. For 2001 CSO Policies with Investment Start Dates on and after February 1, 2011, the current Daily Risk Percentage will be no greater than 0.38% of assets for Policy Years 1-20 and 0.10% thereafter. For 2001 CSO Policies with Investment Start Dates before February 1, 2011, the current Daily Risk Percentage will be no greater than 0.45% of assets for Policy Years 1-10, 0.20% for Policy Years 11-20 and 0.10% thereafter. For 1980 CSO Policies, the current Daily Risk Percentage will be no greater than 0.50% of assets for Policy Years 1-10 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated. Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

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Monthly Expense Charge

We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $15.00 in any Policy Month. Currently, the Monthly Expense Charge is $5.00 per month.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1)	is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Gross Cash Surrender Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)	is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit, which is the Total Death Benefit minus the Base Death Benefit, at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1of the Policy, times the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively. The minimum charge is $0.06 for 2001 CSO and $0.07 for 1980 CSO. The representative owner charge is $0.14 for 2001 CSO and $0.23 for 1980 CSO. A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the APB Rider Face Amount and each increase in Specified Face Amount or APB Rider Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force and on the Insured’s sex (except for unisex Policies), Issue Age, Class and table rating, if any. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

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Deferred Expense Load on Policy Year 1 Premium

A deduction for this expense load, which is assessed in Policy Years 2 through 7 and deducted on the Policy Anniversary, is based on premium payments in Policy Year 1 up to and including Target Premium. This Load is deducted from assets allocated to the Investment Options. The Premium Expense Load would be higher if the Deferred Expense Load on Policy Year 1 Premium was not imposed. It is comprised of the same elements as the Premium Expense Load. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. The load is guaranteed not to exceed 1.0%. Currently, the load will be no greater than 0.40%.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described at in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.) It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Directed Deductions

You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Deferred Expense Load on Policy Year 1 Premium and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

APB Rider Charge

The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider’s cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables. Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

TERMINATION OF POLICY

The Policy will terminate on the earliest of-

•	the date we receive (in Good Order) your request to surrender,

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death.

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OTHER POLICY PROVISIONS

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary

The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You. If You are also the Insured, the Policy Proceeds will be paid to your estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

Reports to Owners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).

Misstatement discovered prior to death - If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).

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Suicide

Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to You the greater of (a) or (b) where: (a) is the Cash Surrender Value and (b) is the premiums paid, minus the amount of any Policy Debt and minus any partial surrenders.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments

Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

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Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

Reinstatement

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus

•	three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based

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on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation

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as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2012, 2013, and 2014, $5,079,438, $2,680,231, and $1,498,757, respectively were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the

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income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii)  under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change under a pre-2009 Policy, You should consult with a qualified tax adviser on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated

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as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax adviser on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account. You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract. We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not

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a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a tax adviser regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

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A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact your tax adviser.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

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Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser about the impact of this new tax on distributions from the Policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

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OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Cyber-Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third party service providers may adversely affect us and your Account Value. For instance, cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A - GLOSSARY OF POLICY TERMS

Account Value: The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider: An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy. The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit: The death benefit under the APB Rider.

APB Rider Face Amount: The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk: The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit: The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day: Any day that we are open for business.

Cash Surrender Value: The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class: The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage: The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit: The sum of the Base Death Benefit and any APB Rider Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage: A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Deferred Expense Load on Policy Year 1 Premium: An expense charge, assessed in the second and subsequent Policy Years, up to and including Policy Year 7, based on premium paid during Policy Year 1.

Due Proof: Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our General Account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund: A mutual fund in which a Sub-Account invests.

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General Account: The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Gross Cash Surrender Value: The Account Value increased by any Enhancement Benefit.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Insured: The person on whose life the Policy is issued.

Investment Option: The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date: The date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Business Day we approve the application for a Policy, or

•	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date: The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account: An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium: The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium: The amount You pay as the premium minus the Premium Expense Load that is allocated to the investment options per your election.

Policy: The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt: The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month: A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

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Policy Net Amount at Risk: The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider. The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death. The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds: The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year: A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load: The percentage charge applied to premium. It includes two elements. One element is for State and Federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC: Securities and Exchange Commission.

Service Office: Delaware Life Insurance Company (Attn: Corporate Markets), 96 Worcester Street, Wellesley Hills, Massachusetts 02481, or such other address as we may specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts: Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Target Premium: An amount of premium specified as such in the Policy, used to determine our Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium deductions.

Target Premium Factor: Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount: The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit: A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value: The value of each Unit of assets in a Sub-Account.

Valuation Date: A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life Variable Account G, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You: The owner of the Policy.

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APPENDIX B - PRIVACY POLICY

Introduction

At Delaware Life Insurance Company (“Delaware Life”), protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

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Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

40

The SAI includes additional information about Delaware Life Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-111688

Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

LARGE CASE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT G

May 1, 2015

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Large Case VUL prospectus, dated May 1, 2015. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at 96 Worcester Street, Wellesley Hills, MA 02481 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

The corporate parent of Delaware Life Insurance Company is Delaware Life Holdings, LLC. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Delaware Life Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company (the “Company”) as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The audited financial statements of Delaware Life Variable Account G as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory-basis financial statements of Delaware Life Insurance Company (formerly known as Sun Life Assurance Company of Canada (U.S.)) (the “Company”) as of and for the year ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and an other matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

2

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

3

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2012, 2013, and 2014 were approximately $6,101,652, $3,528,091, and $2,340,825, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008, the cost of insurance ratesare based on the 2001 Commissioners Standard Ordinary Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

4

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium. For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount. You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly anniversary day following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

Variable Account G

Financial Statements as of and for the Year Ended December 31, 2014 and Report of

Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Participants of Delaware Life Variable Account G:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Delaware Life Variable Account G of Delaware Life Insurance Company at December 31, 2014, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Delaware Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 24, 2015

Hartford, Connecticut

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

Assets:	Shares	Cost	Value
Investments at fair value:

Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)	21,027	$335,015	$416,764
Alger Small Cap Growth Portfolio I-2 Sub-Account (AL3)	46,762	1,493,153	1,391,642
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account (AN2)	296	4,935	6,253
AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account (AN3)	14,119	297,012	419,468
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account (AN4)	93,973	1,577,679	1,767,632
AllianceBernstein VPS International Value Portfolio (Class A) Sub-Account (IVP)	52,758	727,524	713,819
AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-Account (AN5)	40,002	766,364	800,046
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM)	4,556	99,199	100,010
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	111,519	1,400,318	1,624,834
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	28,195	317,876	308,732
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	8,523	232,255	232,685
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	5,394	67,877	68,770
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	7,177	153,763	184,020
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	5,738	448,029	458,144
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	1,796	91,114	94,125
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	47,739	543,444	496,964
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	776,824	15,178,399	15,761,751
Blackrock Global Allocation V.I. Fund (Class I) Sub-Account (BLG)	11,610	204,377	188,427
BlackRock Value Opportunities V.I. (Class I) Sub-Account (MSV)	841	17,660	22,670
Columbia Variable Portfolio—Marsico Growth Fund Class 1 Sub-Account (NNG)	7,191	177,834	201,432
Columbia Variable Portfolio—Marsico International Opportunities Fund Class 2 Sub-Account (NMI)	1,797	27,374	31,637
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	364,171	4,690,129	5,644,657
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV)	209,873	7,843,551	8,443,186

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (DGO)	31,810	$895,504	$960,662
Deutsche Large Cap Value VIP Class A Sub-Account (001)	3,486	46,934	60,587
Deutsche Small Cap Index VIP Class A Sub-Account (SSI)	51,326	796,446	888,959
Deutsche Small Cap Index VIP Class B Sub-Account (SSC)	119,484	1,278,350	2,068,264
Deutsche Small Mid Cap Value VIP Class A Sub-Account (SCV)	18,474	308,431	328,656
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (DMC)	30,379	452,675	699,637
Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account (DTG)	8,926	140,784	166,474
Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account (DSI)	844,264	29,011,190	37,983,425
Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account (DCA)	62,975	2,506,462	3,117,875
Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-Account (DSC)	2,783	81,013	132,948
Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account (DGI)	1,061	20,985	34,664
Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account (DQB)	1,104	13,323	13,421
Fidelity VIP Balanced I Class Sub-Account (FVI)	50,934	834,143	862,307
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	264,449	7,396,203	9,879,833
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	43,471	1,072,514	1,595,396
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FE3)	328,591	7,122,265	7,974,911
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	78,904	988,356	992,615
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	202,377	2,548,204	2,584,360
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	76,789	997,690	999,026
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	15,373	246,529	319,452
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	1,007	56,295	63,946
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (FL3)	27,281	1,004,367	1,713,251
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	111,344	659,329	614,617
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	73	8,771	15,112
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	1,943,392	25,010,484	24,855,987

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	214,699	$7,409,002	$8,089,853
Fidelity VIP Money Market Portfolio (Service Class) Sub-Account (FL5)	18,365,019	18,365,019	18,365,019
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	14,072	263,363	263,142
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (FL2)	43,818	656,674	812,824
First Eagle Overseas Variable Fund Sub-Account (SGI)	17,114	511,749	450,268
Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS)	223,184	3,554,828	3,423,639
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (FTI)	25,254	366,676	380,080
Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF)	381,013	4,643,836	5,658,039
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (FTG)	3,262	39,422	47,661
Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS)	11,201	217,275	256,625
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC)	55,396	1,413,842	1,382,128
Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE)	8,450	114,911	138,236
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (GS3)	5,325	64,385	96,491
Invesco V.I. American Franchise Fund Series I Sub-Account (FFG)	58,298	2,172,673	3,199,382
Invesco V.I. Comstock Fund Series I Sub-Account (VCP)	56,605	1,022,215	1,084,546
Invesco V.I. Core Equity Fund I Sub-Account (AI3)	2,733	73,248	112,068
Invesco V.I. Growth and Income Fund Series I Sub-Account (VGI)	98,401	2,096,175	2,474,797
Invesco V.I. International Growth Fund I Sub-Account (AI4)	55,520	1,772,613	1,935,991
Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22)	83,592	1,192,543	1,175,301
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (FFI)	9,891	40,733	57,169
Invesco V.I. Small Cap Equity Fund I Sub-Account (ASC)	1,205	24,451	28,486
Invesco V.I. Value Opportunities Fund Series I Sub-Account (AI6)	5,212	33,557	51,291
Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)	97,747	1,820,294	1,834,718
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7)	133,655	1,495,132	1,495,604
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (JP6)	40,336	599,810	970,496
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (JP4)	4,635	57,481	123,996
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI)	176,521	3,931,058	3,484,521
Lord Abbett Series Fund—International Opportunities Portfolio VC Sub-Account (LA3)	11,209	99,603	90,458
MFS VIT Total Return Series Initial Class Sub-Account (GGC)	323,571	7,272,520	7,866,010
MFS VIT Total Return Series Service Class Sub-Account (GGE)	212,975	4,667,552	5,100,758

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT I Growth Series Initial Class Sub-Account (FFL)	16,006	$488,297	$636,251
MFS VIT I Growth Series Service Class Sub-Account (TEG)	20,058	581,364	777,631
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (FFJ)	336,198	2,318,140	2,945,092
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (FFK)	52,956	342,851	446,417
MFS VIT I New Discovery Series Service Class Sub-Account (TND)	76,266	1,404,381	1,166,870
MFS VIT I Research Bond Series Initial Class Sub-Account (FFQ)	334,791	4,504,263	4,519,681
MFS VIT I Research Series Initial Class Sub-Account (FFM)	4,446	112,149	129,429
MFS VIT I Utilities Series Initial Class Sub-Account (NNB)	49,867	1,758,438	1,693,484
MFS VIT I Utilities Series Service Class Sub-Account (NNC)	792	27,535	26,510
MFS VIT I Value Series Initial Class Sub-Account (FFO)	674,773	13,342,515	13,724,886
MFS VIT I Value Series Service Class Sub-Account (FFP)	62,297	1,213,356	1,249,053
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	403	12,955	21,546
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	11,655	363,612	619,817
MFS VIT II Bond Portfolio I Class Sub-Account (BDS)	498,457	5,949,431	5,861,856
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	13,989.00	157,956.00	162,697.00
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	17,853	215,850	414,199
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	104,046	1,503,910	1,400,463
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	1,242	19,150	27,885
MFS VIT II Global Research Portfolio S Class Sub-Account (RE1)	36,402	637,812	912,243
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	1,166,663	15,440,201	15,189,955
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	20,874	273,423	269,905
MFS VIT II High Yield Portfolio Initial Class Sub-Account (HYS)	809,204	5,103,097	4,944,237
MFS VIT II High Yield Portfolio Service Class Sub-Account (MFC)	20,030	115,616	120,979
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	772,968	10,624,427	10,272,750
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	193,640	2,665,143	2,554,109
MFS VIT II International Value Portfolio I Class Sub-Account (MII)	437,897	8,909,929	9,515,494
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	1,431	17,958	25,208

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	28,236	$316,777	$493,561
MFS VIT II Money Market Portfolio Initial Class Sub-Account (MMS)	93,804,815	93,804,815	93,804,815
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	150,719	2,087,798	2,194,467
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	28,764	260,788	285,340
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (SCB)	95,409	1,486,051	1,530,358
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (SC3)	603,920	8,030,222	8,491,109
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (SDC)	2,190,815	22,541,142	22,412,034
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (SGC)	433,191	4,170,900	4,245,271
Morgan Stanley UIF Mid Cap Growth Portfolio Class I Sub-Account (VMG)	191,849	2,450,632	2,442,244
Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account (NPP)	3,718	40,235	60,938
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	465	12,213	11,396
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account (NAR)	2,603	40,031	46,508
Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM)	40,716	455,148	434,032
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (OCF)	22,968	1,141,585	1,489,958
Oppenheimer Global Fund/VA (Non-Service Shares) Sub-Account (OGS)	19,209	718,912	758,757
Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account (OSC)	45,656	1,025,947	1,212,628
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	48,523	297,977	235,823
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	75,000	1,054,495	951,747
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	1,307,059	18,179,904	16,743,431
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	2,538,937	28,442,805	28,436,093
Royce Capital Fund—Small-Cap Portfolio Investment Class Sub-Account (SCP)	342,570	4,492,090	4,333,505
Rydex VT Nova Fund Sub-Account (RX1)	99	12,335	15,398

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	1,276,535	$21,841,337	$26,449,798
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	748,789	19,759,142	22,478,660
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	307,165	7,245,378	7,648,401
Wanger USA Sub-Account (USC)	15,153	564,992	571,412

Total investments		504,762,178	536,159,981

Total assets		$504,762,178	$536,159,981

Liabilities:
Payable to Sponsor			$—

Total liabilities			—

Net Assets			$536,159,981

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Units	Value
Net Assets:
AL4	20,581	$416,764
AL3	89,529	1,391,642
AN2	360	6,253
AN3	17,489	419,468
AN4	59,906	1,767,632
IVP	74,191	713,819
AN5	23,039	800,046
ASM	5,679	100,010
308	69,615	1,624,834
301	21,781	308,732
304	10,139	232,685
307	3,096	68,770
306	7,999	184,020
303	18,572	458,144
302	4,007	94,125
305	25,927	496,964
300	860,495	15,761,751
BLG	11,254	188,427
MSV	980	22,670
NNG	11,753	201,432
NMI	3,028	31,637
DRS	196,967	5,644,657
DSV	304,016	8,443,186
DGO	30,532	960,662
001	4,114	60,587
SSI	37,562	888,959
SSC	64,147	2,068,264
SCV	13,578	328,656
DMC	29,798	699,637
DTG	6,604	166,474
DSI	1,932,111	37,983,425
DCA	129,640	3,117,875
DSC	6,358	132,948
DGI	1,620	34,664
DQB	606	13,421
FVI	38,573	862,307
FCN	214,859	9,879,833
FL1	48,654	1,595,396
FE3	394,757	7,974,911
FF1	62,867	992,615
FF2	164,785	2,584,360
FF3	62,555	999,026

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Units	Value
Net Assets (continued):
FVG	14,701	$319,452
FGP	2,188	63,946
FL3	74,750	1,713,251
FHI	30,769	614,617
FIP	464	15,112
FIG	1,016,255	24,855,987
FMC	401,489	8,089,853
FL5	1,550,217	18,365,019
FOF	14,826	263,142
FL2	36,749	812,824
SGI	25,590	450,268
TFS	181,512	3,423,639
FTI	14,638	380,080
TSF	207,464	5,658,039
FTG	1,855	47,661
FSS	12,213	256,625
FSC	58,766	1,382,128
FRE	10,531	138,236
GS3	3,876	96,491
FFG	215,934	3,199,382
VCP	47,871	1,084,546
AI3	4,115	112,068
VGI	105,328	2,474,797
AI4	67,199	1,935,991
A22	55,688	1,175,301
FFI	3,930	57,169
ASC	1,675	28,486
AI6	3,135	51,291
MVP	92,043	1,834,718
JM7	110,094	1,495,604
JP6	32,896	970,496
JP4	4,555	123,996
LRI	201,487	3,484,521
LA3	4,330	90,458
GGC	672,781	7,866,010
GGE	437,785	5,100,758
FFL	41,624	636,251
TEG	51,176	777,631
FFJ	192,545	2,945,092
FFK	28,889	446,417
TND	115,038	1,166,870
FFQ	431,463	4,519,681

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Units	Value
Net Assets (continued):
FFM	8,773	$129,429
NNB	166,383	1,693,484
NNC	2,607	26,510
FFO	908,257	13,724,886
FFP	116,082	1,249,053
MIT	926	21,546
MFL	24,609	619,817
BDS	352,974	5,861,856
MF7	8,809	162,697
RG1	25,632	414,199
EME	110,214	1,400,463
GGR	785	27,885
RE1	43,361	912,243
GSS	632,587	15,189,955
MFK	15,813	269,905
HYS	448,905	4,944,237
MFC	4,686	120,979
IGS	670,366	10,272,750
IG1	109,808	2,554,109
MII	674,951	9,515,494
MIS	1,336	25,208
M1B	21,198	493,561
MMS	6,998,046	93,804,815
RIS	116,568	2,194,467
SI1	15,886	285,340
SCB	65,297	1,530,358
SC3	205,500	8,491,109
SDC	1,946,936	22,412,034
SGC	236,161	4,245,271
VMG	85,567	2,442,244
NPP	2,325	60,938
NMC	360	11,396
NAR	1,819	46,508
NLM	25,789	434,032
OCF	73,567	1,489,958
OGS	32,405	758,757
OSC	42,829	1,212,628
PCR	28,138	235,823
PMB	57,141	951,747
PRR	907,727	16,743,431
PTR	1,453,510	28,436,093
SCP	222,365	4,333,505

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Units	Value
Net Assets (continued):
RX1	909	$15,398
TBC	1,211,048	26,449,798
REI	799,464	22,478,660
RNA	326,775	7,648,401
USC	30,384	571,412

Total net assets		$536,159,981

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2014

	AL4 Sub-Account	AL3 Sub-Account	AN2 Sub-Account
Income:
Dividend income	$—	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,734	58,593	497
Realized gain distributions	—	146,069	—

Net realized gains (losses)	1,734	204,662	497

Net change in unrealized appreciation/(depreciation)	27,897	(202,483)	(278)

Net realized and change in unrealized gains (losses)	29,631	2,179	219

Increase (decrease) in net assets from operations	$29,631	$2,179	$219

	AN3 Sub-Account	AN4 Sub-Account	IVP Sub-Account
Income:
Dividend income	$4,445	$—	$29,320
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,295	162,712	192,693
Realized gain distributions	—	—	—

Net realized gains (losses)	10,295	162,712	192,693

Net change in unrealized appreciation/(depreciation)	21,121	(193,819)	(265,369)

Net realized and change in unrealized gains (losses)	31,416	(31,107)	(72,676)

Increase (decrease) in net assets from operations	$35,861	$(31,107)	$(43,356)

	AN5 Sub-Account	ASM Sub-Account	308 Sub-Account
Income:
Dividend income	$—	$3,272	$50,480
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,970	3,619	389,862
Realized gain distributions	73,403	53,964	—

Net realized gains (losses)	93,373	57,583	389,862

Net change in unrealized appreciation/(depreciation)	(120,014)	(34,603)	(143,122)

Net realized and change in unrealized gains (losses)	(26,641)	22,980	246,740

Increase (decrease) in net assets from operations	$(26,641)	$26,252	$297,220

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	301 Sub-Account	304 Sub-Account	307 Sub-Account
Income:
Dividend income	$5,970	$3,952	$2,337
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	47	295,616	5,144
Realized gain distributions	111	54,362	—

Net realized gains (losses)	158	349,978	5,144

Net change in unrealized appreciation/(depreciation)	9,466	(349,630)	(4,526)

Net realized and change in unrealized gains (losses)	9,624	348	618

Increase (decrease) in net assets from operations	$15,594	$4,300	$2,955

	306 Sub-Account	303 Sub-Account	302 Sub-Account
Income:
Dividend income	$230	$4,210	$2,485
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,255	374,719	104,526
Realized gain distributions	837	125,363	7,320

Net realized gains (losses)	14,092	500,082	111,846

Net change in unrealized appreciation/(depreciation)	(10,088)	(317,919)	(94,842)

Net realized and change in unrealized gains (losses)	4,004	182,163	17,004

Increase (decrease) in net assets from operations	$4,234	$186,373	$19,489

	305 Sub-Account	300 Sub-Account	BLG Sub-Account
Income:
Dividend income	$29,189	$236,267	$4,210
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3,241)	1,617,215	7,019
Realized gain distributions	—	—	14,763

Net realized gains (losses)	(3,241)	1,617,215	21,782

Net change in unrealized appreciation/(depreciation)	(21,950)	(2,376,204)	(21,464)

Net realized and change in unrealized gains (losses)	(25,191)	(758,989)	318

Increase (decrease) in net assets from operations	$3,998	$(522,722)	$4,528

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MSV Sub-Account	NNG Sub-Account	NMI Sub-Account
Income:
Dividend income	$58	$435	$9
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,725	16,206	60
Realized gain distributions	1,490	28,924	—

Net realized gains (losses)	3,215	45,130	60

Net change in unrealized appreciation/(depreciation)	(2,112)	(26,031)	(1,636)

Net realized and change in unrealized gains (losses)	1,103	19,099	(1,576)

Increase (decrease) in net assets from operations	$1,161	$19,534	$(1,567)

	DRS Sub-Account	DSV Sub-Account	DGO Sub-Account
Income:
Dividend income	$66,429	$45,567	$409
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	174,517	388,845	7,621
Realized gain distributions	—	701,893	56,635

Net realized gains (losses)	174,517	1,090,738	64,256

Net change in unrealized appreciation/(depreciation)	983,589	(626,136)	(25,565)

Net realized and change in unrealized gains (losses)	1,158,106	464,602	38,691

Increase (decrease) in net assets from operations	$1,224,535	$510,169	$39,100

	001 Sub-Account	SSI Sub-Account	SSC Sub-Account
Income:
Dividend income	$975	$9,250	$14,744
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	495	34,503	98,878
Realized gain distributions	—	52,679	112,293

Net realized gains (losses)	495	87,182	211,171

Net change in unrealized appreciation/(depreciation)	4,143	(55,219)	(131,282)

Net realized and change in unrealized gains (losses)	4,638	31,963	79,889

Increase (decrease) in net assets from operations	$5,613	$41,213	$94,633

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	SCV Sub-Account	DMC Sub-Account	DTG Sub-Account
Income:
Dividend income	$6,930	$6,906	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	166,104	39,922	8,521
Realized gain distributions	4,145	3,748	7,631

Net realized gains (losses)	170,249	43,670	16,152

Net change in unrealized appreciation/(depreciation)	(131,931)	28,683	(3,963)

Net realized and change in unrealized gains (losses)	38,318	72,353	12,189

Increase (decrease) in net assets from operations	$45,248	$79,259	$12,189

	DSI Sub-Account	DCA Sub-Account	DSC Sub-Account
Income:
Dividend income	$690,527	$55,471	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,267,495	226,512	372,169
Realized gain distributions	498,406	80,412	—

Net realized gains (losses)	5,765,901	306,924	372,169

Net change in unrealized appreciation/(depreciation)	(1,348,370)	(114,561)	(383,946)

Net realized and change in unrealized gains (losses)	4,417,531	192,363	(11,777)

Increase (decrease) in net assets from operations	$5,108,058	$247,834	$(11,777)

	DGI Sub-Account	DQB Sub-Account	FVI Sub-Account
Income:
Dividend income	$252	$2,828	$12,549
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,188	21,859	25,435
Realized gain distributions	—	—	103,396

Net realized gains (losses)	1,188	21,859	128,831

Net change in unrealized appreciation/(depreciation)	1,644	(17,226)	(46,030)

Net realized and change in unrealized gains (losses)	2,832	4,633	82,801

Increase (decrease) in net assets from operations	$3,084	$7,461	$95,350

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FCN Sub-Account	FL1 Sub-Account	FE3 Sub-Account
Income:
Dividend income	$91,284	$11,415	$224,203
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	455,249	476,856	114,130
Realized gain distributions	191,516	31,785	108,610

Net realized gains (losses)	646,765	508,641	222,740

Net change in unrealized appreciation/(depreciation)	311,777	(338,383)	217,897

Net realized and change in unrealized gains (losses)	958,542	170,258	440,637

Increase (decrease) in net assets from operations	$1,049,826	$181,673	$664,840

	FF1 Sub-Account	FF2 Sub-Account	FF3 Sub-Account
Income:
Dividend income	$16,473	$42,832	$15,560
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	63,110	228,546	118,409
Realized gain distributions	12,684	38,843	13,557

Net realized gains (losses)	75,794	267,389	131,966

Net change in unrealized appreciation/(depreciation)	(66,052)	(195,817)	(133,401)

Net realized and change in unrealized gains (losses)	9,742	71,572	(1,435)

Increase (decrease) in net assets from operations	$26,215	$114,404	$14,125

	FVG Sub-Account	FGP Sub-Account	FL3 Sub-Account
Income:
Dividend income	$5,490	$118	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,550	10,137	92,626
Realized gain distributions	69	—	—

Net realized gains (losses)	9,619	10,137	92,626

Net change in unrealized appreciation/(depreciation)	13,840	(4,296)	90,797

Net realized and change in unrealized gains (losses)	23,459	5,841	183,423

Increase (decrease) in net assets from operations	$28,949	$5,959	$183,423

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FHI Sub-Account	FIP Sub-Account	FIG Sub-Account
Income:
Dividend income	$38,880	$237	$524,879
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	18,826	280	(266,846)
Realized gain distributions	—	13	7,588

Net realized gains (losses)	18,826	293	(259,258)

Net change in unrealized appreciation/(depreciation)	(11,174)	1,230	795,508

Net realized and change in unrealized gains (losses)	7,652	1,523	536,250

Increase (decrease) in net assets from operations	$46,532	$1,760	$1,061,129

	FMC Sub-Account	FL5 Sub-Account	FOF Sub-Account
Income:
Dividend income	$20,702	$2,692	$3,785
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	634,082	—	10,520
Realized gain distributions	211,459	—	33

Net realized gains (losses)	845,541	—	10,553

Net change in unrealized appreciation/(depreciation)	(216,640)	—	(36,803)

Net realized and change in unrealized gains (losses)	628,901	—	(26,250)

Increase (decrease) in net assets from operations	$649,603	$2,692	$(22,465)

	FL2 Sub-Account	SGI Sub-Account	TFS Sub-Account
Income:
Dividend income	$9,539	$13,103	$70,023
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,470	25,941	192,926
Realized gain distributions	222	33,478	—

Net realized gains (losses)	17,692	59,419	192,926

Net change in unrealized appreciation/(depreciation)	(100,745)	(61,400)	(642,962)

Net realized and change in unrealized gains (losses)	(83,053)	(1,981)	(450,036)

Increase (decrease) in net assets from operations	$(73,514)	$11,122	$(380,013)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FTI Sub-Account	TSF Sub-Account	FTG Sub-Account
Income:
Dividend income	$7,971	$122,571	$742
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,762	252,405	(265)
Realized gain distributions	—	—	—

Net realized gains (losses)	4,762	252,405	(265)

Net change in unrealized appreciation/(depreciation)	(60,383)	(470,088)	(1,559)

Net realized and change in unrealized gains (losses)	(55,621)	(217,683)	(1,824)

Increase (decrease) in net assets from operations	$(47,650)	$(95,112)	$(1,082)

	FSS Sub-Account	FSC Sub-Account	FRE Sub-Account
Income:
Dividend income	$5,661	$—	$900
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	892	294,229	29,558
Realized gain distributions	1,309	233,233	—

Net realized gains (losses)	2,201	527,462	29,558

Net change in unrealized appreciation/(depreciation)	9,803	(417,499)	(7,154)

Net realized and change in unrealized gains (losses)	12,004	109,963	22,404

Increase (decrease) in net assets from operations	$17,665	$109,963	$23,304

	GS7 Sub-Account	GS3 Sub-Account	FFG Sub-Account
Income:
Dividend income	$—	$1,306	$1,303
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	28,504	9,991	7,988
Realized gain distributions	—	4,156	—

Net realized gains (losses)	28,504	14,147	7,988

Net change in unrealized appreciation/(depreciation)	(30,168)	(1,579)	240,508

Net realized and change in unrealized gains (losses)	(1,664)	12,568	248,496

Increase (decrease) in net assets from operations	$(1,664)	$13,874	$249,799

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	VCP Sub-Account	AI3 Sub-Account	VGI Sub-Account
Income:
Dividend income	$14,006	$931	$42,352
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,371	2,239	116,067
Realized gain distributions	—	520	275,417

Net realized gains (losses)	9,371	2,759	391,484

Net change in unrealized appreciation/(depreciation)	60,101	4,532	(207,856)

Net realized and change in unrealized gains (losses)	69,472	7,291	183,628

Increase (decrease) in net assets from operations	$83,478	$8,222	$225,980

	AI4 Sub-Account	A22 Sub-Account	FFI Sub-Account
Income:
Dividend income	$33,381	$439	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	74,233	22,857	434
Realized gain distributions	—	125,882	—

Net realized gains (losses)	74,233	148,739	434

Net change in unrealized appreciation/(depreciation)	(81,016)	(107,270)	3,727

Net realized and change in unrealized gains (losses)	(6,783)	41,469	4,161

Increase (decrease) in net assets from operations	$26,598	$41,908	$4,161

	ASC Sub-Account	AI6 Sub-Account	MVP Sub-Account
Income:
Dividend income	$—	$712	$37,241
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,615	718	536,281
Realized gain distributions	2,248	—	73,797

Net realized gains (losses)	7,863	718	610,078

Net change in unrealized appreciation/(depreciation)	(7,305)	1,703	(451,372)

Net realized and change in unrealized gains (losses)	558	2,421	158,706

Increase (decrease) in net assets from operations	$558	$3,133	$195,947

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	JM7 Sub-Account	JP6 Sub-Account	JP4 Sub-Account
Income:
Dividend income	$154,279	$1,305	$1,079
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	168,292	34,319	6,480
Realized gain distributions	—	74,740	—

Net realized gains (losses)	168,292	109,059	6,480

Net change in unrealized appreciation/(depreciation)	(162,550)	(20,872)	8,133

Net realized and change in unrealized gains (losses)	5,742	88,187	14,613

Increase (decrease) in net assets from operations	$160,021	$89,492	$15,692

	LRI Sub-Account	LA3 Sub-Account	GGC Sub-Account
Income:
Dividend income	$71,915	$1,248	$149,503
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	81,613	1,445	73,934
Realized gain distributions	35,091	12,218	208,082

Net realized gains (losses)	116,704	13,663	282,016

Net change in unrealized appreciation/(depreciation)	(439,208)	(18,010)	191,823

Net realized and change in unrealized gains (losses)	(322,504)	(4,347)	473,839

Increase (decrease) in net assets from operations	$(250,589)	$(3,099)	$623,342

	GGE Sub-Account	FFL Sub-Account	TEG Sub-Account
Income:
Dividend income	$87,048	$634	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,922	5,131	7,222
Realized gain distributions	134,586	40,439	50,981

Net realized gains (losses)	154,508	45,570	58,203

Net change in unrealized appreciation/(depreciation)	158,818	9,449	5,139

Net realized and change in unrealized gains (losses)	313,326	55,019	63,342

Increase (decrease) in net assets from operations	$400,374	$55,653	$63,342

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FFJ Sub-Account	FFK Sub-Account	TND Sub-Account[1]
Income:
Dividend income	$—	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	225,680	4,427	(3,068)
Realized gain distributions	342,940	44,765	257,157

Net realized gains (losses)	568,620	49,192	254,089

Net change in unrealized appreciation/(depreciation)	(313,385)	(13,025)	(237,511)

Net realized and change in unrealized gains (losses)	255,235	36,167	16,578

Increase (decrease) in net assets from operations	$255,235	$36,167	$16,578

	FFQ Sub-Account	FFM Sub-Account	NNB Sub-Account[1]
Income:
Dividend income	$129,529	$1,040	$34,484
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(371)	197,595	(1,680)
Realized gain distributions	—	9,435	60,476

Net realized gains (losses)	(371)	207,030	58,796

Net change in unrealized appreciation/(depreciation)	126,472	(150,652)	(64,954)

Net realized and change in unrealized gains (losses)	126,101	56,378	(6,158)

Increase (decrease) in net assets from operations	$255,630	$57,418	$28,326

	NNC Sub-Account[1]	FFO Sub-Account	FFP Sub-Account[1]
Income:
Dividend income	$540	$185,367	$15,950
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(132)	509,659	19
Realized gain distributions	1,041	375,049	37,423

Net realized gains (losses)	909	884,708	37,442

Net change in unrealized appreciation/(depreciation)	(1,025)	(76,203)	35,697

Net realized and change in unrealized gains (losses)	(116)	808,505	73,139

Increase (decrease) in net assets from operations	$424	$993,872	$89,089

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MIT Sub-Account	MFL Sub-Account	BDS Sub-Account
Income:
Dividend income	$340	$8,328	$218,718
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	445	6,230	(2,538)
Realized gain distributions	—	—	14,805

Net realized gains (losses)	445	6,230	12,267

Net change in unrealized appreciation/(depreciation)	1,650	54,193	86,873

Net realized and change in unrealized gains (losses)	2,095	60,423	99,140

Increase (decrease) in net assets from operations	$2,435	$68,751	$317,858

	MF7 Sub-Account	RG1 Sub-Account	EME Sub-Account
Income:
Dividend income	$6,202	$2,288	$13,665
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,948	4,930	(174,638)
Realized gain distributions	447	6,020	—

Net realized gains (losses)	7,395	10,950	(174,638)

Net change in unrealized appreciation/(depreciation)	(4,308)	28,764	89,327

Net realized and change in unrealized gains (losses)	3,087	39,714	(85,311)

Increase (decrease) in net assets from operations	$9,289	$42,002	$(71,646)

	GGR Sub-Account	RE1 Sub-Account	GSS Sub-Account
Income:
Dividend income	$136	$7,245	$329,881
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	695	13,430	(12,195)
Realized gain distributions	—	—	—

Net realized gains (losses)	695	13,430	(12,195)

Net change in unrealized appreciation/(depreciation)	356	(877)	315,399

Net realized and change in unrealized gains (losses)	1,051	12,553	303,204

Increase (decrease) in net assets from operations	$1,187	$19,798	$633,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MFK Sub-Account	HYS Sub-Account	MFC Sub-Account
Income:
Dividend income	$12,956	$285,657	$6,442
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(13,962)	166,967	(131)
Realized gain distributions	—	—	—

Net realized gains (losses)	(13,962)	166,967	(131)

Net change in unrealized appreciation/(depreciation)	26,575	(299,536)	(3,226)

Net realized and change in unrealized gains (losses)	12,613	(132,569)	(3,357)

Increase (decrease) in net assets from operations	$25,569	$153,088	$3,085

	IGS Sub-Account	IG1 Sub-Account	MII Sub-Account
Income:
Dividend income	$113,734	$18,025	$225,573
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	838,109	(14,274)	1,278,272
Realized gain distributions	563,126	123,367	—

Net realized gains (losses)	1,401,235	109,093	1,278,272

Net change in unrealized appreciation/(depreciation)	(2,049,394)	(267,888)	(1,358,561)

Net realized and change in unrealized gains (losses)	(648,159)	(158,795)	(80,289)

Increase (decrease) in net assets from operations	$(534,425)	$(140,770)	$145,284

	MIS Sub-Account	M1B Sub-Account	MMS Sub-Account
Income:
Dividend income	$122	$1,336	$23
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	77,730	7,126	—
Realized gain distributions	1,872	39,600	—

Net realized gains (losses)	79,602	46,726	—

Net change in unrealized appreciation/(depreciation)	(71,398)	2,457	—

Net realized and change in unrealized gains (losses)	8,204	49,183	—

Increase (decrease) in net assets from operations	$8,326	$50,519	$23

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	M1A Sub-Account[2]	RIS Sub-Account	SI1 Sub-Account
Income:
Dividend income	$—	$42,872	$8,851
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(69,941)	244,815	(205)
Realized gain distributions	363,532	23,683	—

Net realized gains (losses)	293,591	268,498	(205)

Net change in unrealized appreciation/(depreciation)	(406,379)	(453,052)	(7)

Net realized and change in unrealized gains (losses)	(112,788)	(184,554)	(212)

Increase (decrease) in net assets from operations	$(112,788)	$(141,682)	$8,639

	UTS Sub-Account[2]	MFE Sub-Account[2]	MVS Sub-Account[2]
Income:
Dividend income	$92,258	$1,474	$341,889
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(32,304)	28,727	299,159
Realized gain distributions	150,813	2,601	1,212,103

Net realized gains (losses)	118,509	31,328	1,511,262

Net change in unrealized appreciation/(depreciation)	(38,472)	(26,052)	(1,593,977)

Net realized and change in unrealized gains (losses)	80,037	5,276	(82,715)

Increase (decrease) in net assets from operations	$172,295	$6,750	$259,174

	MV1 Sub-Account[2]	SCB Sub-Account	SC3 Sub-Account
Income:
Dividend income	$34,109	$14,247	$180,887
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(6,117)	137,491	267,056
Realized gain distributions	138,746	256,908	—

Net realized gains (losses)	132,629	394,399	267,056

Net change in unrealized appreciation/(depreciation)	(138,696)	(298,697)	809,074

Net realized and change in unrealized gains (losses)	(6,067)	95,702	1,076,130

Increase (decrease) in net assets from operations	$28,042	$109,949	$1,257,017

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	SDC Sub-Account	SGC Sub-Account	VMG Sub-Account
Income:
Dividend income	$263,930	$39,800	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,293	50,396	401,161
Realized gain distributions	81,638	437,564	290,224

Net realized gains (losses)	82,931	487,960	691,385

Net change in unrealized appreciation/(depreciation)	(207,034)	(171,797)	(676,111)

Net realized and change in unrealized gains (losses)	(124,103)	316,163	15,274

Increase (decrease) in net assets from operations	$139,827	$355,963	$15,274

	NPP Sub-Account	NMC Sub-Account	NAR Sub-Account
Income:
Dividend income	$440	$—	$472
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,121	1,639	27,777
Realized gain distributions	—	4,439	1,249

Net realized gains (losses)	1,121	6,078	29,026

Net change in unrealized appreciation/(depreciation)	3,908	(5,214)	(25,092)

Net realized and change in unrealized gains (losses)	5,029	864	3,934

Increase (decrease) in net assets from operations	$5,469	$864	$4,406

	NLM Sub-Account	OCF Sub-Account	OGS Sub-Account
Income:
Dividend income	$7,455	$5,676	$8,048
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(592)	261,024	109,932
Realized gain distributions	—	30,904	32,832

Net realized gains (losses)	(592)	291,928	142,764

Net change in unrealized appreciation/(depreciation)	(4,323)	(112,097)	(134,096)

Net realized and change in unrealized gains (losses)	(4,915)	179,831	8,668

Increase (decrease) in net assets from operations	$2,540	$185,507	$16,716

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	OSC Sub-Account	PCR Sub-Account	PMB Sub-Account
Income:
Dividend income	$9,045	$1,072	$77,364
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	35,127	(1,817)	(16,983)
Realized gain distributions	145,313	—	18,928

Net realized gains (losses)	180,440	(1,817)	1,945

Net change in unrealized appreciation/(depreciation)	(56,047)	(38,569)	(7,318)

Net realized and change in unrealized gains (losses)	124,393	(40,386)	(5,373)

Increase (decrease) in net assets from operations	$133,438	$(39,314)	$71,991

	PRR Sub-Account	PTR Sub-Account	SCP Sub-Account
Income:
Dividend income	$322,476	$751,141	$5,428
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,128,546)	(796,324)	320,756
Realized gain distributions	—	—	500,383

Net realized gains (losses)	(1,128,546)	(796,324)	821,139

Net change in unrealized appreciation/(depreciation)	1,623,304	1,539,835	(718,443)

Net realized and change in unrealized gains (losses)	494,758	743,511	102,696

Increase (decrease) in net assets from operations	$817,234	$1,494,652	$108,124

	RX1 Sub-Account	TBC Sub-Account	REI Sub-Account
Income:
Dividend income	$13.0000	$—	$390,152
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	38	6,175,824	3,162,463
Realized gain distributions	—	—	—

Net realized gains (losses)	38	6,175,824	3,162,463

Net change in unrealized appreciation/(depreciation)	2,348	(3,405,829)	(1,994,898)

Net realized and change in unrealized gains (losses)	2,386	2,769,995	1,167,565

Increase (decrease) in net assets from operations	$2,399	$2,769,995	$1,557,717

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	RNA Sub-Account	USC Sub-Account
Income:
Dividend income	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	186,510	37,607
Realized gain distributions	1,068,695	84,502

Net realized gains (losses)	1,255,205	122,109

Net change in unrealized appreciation/(depreciation)	(576,881)	(96,188)

Net realized and change in unrealized gains (losses)	678,324	25,921

Increase (decrease) in net assets from operations	$678,324	$25,921

[1]	The activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for additional information on new and merged Sub-Accounts.
[2]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AL4 Sub-Account		AL3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$1,060	$—	$—
Net realized gains (losses)	1,734	590,764	204,662	301,385
Net change in unrealized appreciation/(depreciation)	27,897	(84,514)	(202,483)	324,537

Increase (decrease) in net assets from operations	29,631	507,310	2,179	625,922

Contract Owner Transactions:
Purchase payments received	3,558	33,878	81,515	50,177
Transfers between Sub-Accounts (including the Fixed Account), net	34,452	68,442	360,068	(359,508)
Withdrawals, surrenders and contract charges	—	(1,917,410)	(501,315)	(909,532)
Cost of insurance charges	(2,864)	(20,398)	(31,077)	(46,635)

Net accumulation activity	35,146	(1,835,488)	(90,809)	(1,265,498)

Total increase (decrease) in net assets	64,777	(1,328,178)	(88,630)	(639,576)
Net assets at beginning of year	351,987	1,680,165	1,480,272	2,119,848

Net assets at end of year	$416,764	$351,987	$1,391,642	$1,480,272

	AN2 Sub-Account		AN3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$2	$4,445	$3,591
Net realized gains (losses)	497	127	10,295	9,240
Net change in unrealized appreciation/(depreciation)	(278)	1,588	21,121	76,275

Increase (decrease) in net assets from operations	219	1,717	35,861	89,106

Contract Owner Transactions:
Purchase payments received	—	—	57,739	51,665
Transfers between Sub-Accounts (including the Fixed Account), net	(92)	7,683	—	(5,729)
Withdrawals, surrenders and contract charges	(2,926)	—	(10,047)	(1,768)
Cost of insurance charges	(146)	(213)	(18,322)	(16,556)

Net accumulation activity	(3,164)	7,470	29,370	27,612

Total increase (decrease) in net assets	(2,945)	9,187	65,231	116,718
Net assets at beginning of year	9,198	11	354,237	237,519

Net assets at end of year	$6,253	$9,198	$419,468	$354,237

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AN4 Sub-Account		IVP Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$15,255	$29,320	$79,727
Net realized gains (losses)	162,712	75,381	192,693	78,008
Net change in unrealized appreciation/(depreciation)	(193,819)	175,702	(265,369)	119,885

Increase (decrease) in net assets from operations	(31,107)	266,338	(43,356)	277,620

Contract Owner Transactions:
Purchase payments received	16,795	17,385	6,667	6,643
Transfers between Sub-Accounts (including the Fixed Account), net	(379,327)	86,882	(538,622)	(208,936)
Withdrawals, surrenders and contract charges	(30,143)	(158,687)	—	(195,882)
Cost of insurance charges	(47,366)	(53,252)	(13,473)	(18,585)

Net accumulation activity	(440,041)	(107,672)	(545,428)	(416,760)

Total increase (decrease) in net assets	(471,148)	158,666	(588,784)	(139,140)
Net assets at beginning of year	2,238,780	2,080,114	1,302,603	1,441,743

Net assets at end of year	$1,767,632	$2,238,780	$713,819	$1,302,603

	AN5 Sub-Account		ASM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$3,272	$11,082
Net realized gains (losses)	93,373	97,258	57,583	539,661
Net change in unrealized appreciation/(depreciation)	(120,014)	91,797	(34,603)	(97,996)

Increase (decrease) in net assets from operations	(26,641)	189,055	26,252	452,747

Contract Owner Transactions:
Purchase payments received	97	1,571	7,448	10,050
Transfers between Sub-Accounts (including the Fixed Account), net	211,263	51,577	(404,181)	(1,248,365)
Withdrawals, surrenders and contract charges	—	—	—	(261,146)
Cost of insurance charges	(12,436)	(9,580)	(6,807)	(25,918)

Net accumulation activity	198,924	43,568	(403,540)	(1,525,379)

Total increase (decrease) in net assets	172,283	232,623	(377,288)	(1,072,632)
Net assets at beginning of year	627,763	395,140	477,298	1,549,930

Net assets at end of year	$800,046	$627,763	$100,010	$477,298

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	308 Sub-Account		301 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$50,480	$31,491	$5,970	$5,355
Net realized gains (losses)	389,862	16,244	158	3,250
Net change in unrealized appreciation/(depreciation)	(143,122)	316,885	9,466	(14,621)

Increase (decrease) in net assets from operations	297,220	364,620	15,594	(6,016)

Contract Owner Transactions:
Purchase payments received	104,624	257,006	335	16,555
Transfers between Sub-Accounts (including the Fixed Account), net	(757,022)	668,243	56	—
Withdrawals, surrenders and contract charges	(5,085)	—	—	(727)
Cost of insurance charges	(45,523)	(33,116)	(3,757)	(3,775)

Net accumulation activity	(703,006)	892,133	(3,366)	12,053

Total increase (decrease) in net assets	(405,786)	1,256,753	12,228	6,037
Net assets at beginning of year	2,030,620	773,867	296,504	290,467

Net assets at end of year	$1,624,834	$2,030,620	$308,732	$296,504

	304 Sub-Account		307 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,952	$26,823	$2,337	$1,529
Net realized gains (losses)	349,978	473,465	5,144	2,082
Net change in unrealized appreciation/(depreciation)	(349,630)	57,351	(4,526)	4,666

Increase (decrease) in net assets from operations	4,300	557,639	2,955	8,277

Contract Owner Transactions:
Purchase payments received	25,997	65,319	27,610	14,491
Transfers between Sub-Accounts (including the Fixed Account), net	(435,905)	(285,235)	(2,739)	792
Withdrawals, surrenders and contract charges	(539,656)	(1,167,932)	(5,933)	—
Cost of insurance charges	(16,509)	(66,494)	(3,736)	(3,089)

Net accumulation activity	(966,073)	(1,454,342)	15,202	12,194

Total increase (decrease) in net assets	(961,773)	(896,703)	18,157	20,471
Net assets at beginning of year	1,194,458	2,091,161	50,613	30,142

Net assets at end of year	$232,685	$1,194,458	$68,770	$50,613

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	306 Sub-Account		303 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$230	$9,666	$4,210	$31,877
Net realized gains (losses)	14,092	326,262	500,082	1,289,615
Net change in unrealized appreciation/(depreciation)	(10,088)	(73,528)	(317,919)	(81,291)

Increase (decrease) in net assets from operations	4,234	262,400	186,373	1,240,201

Contract Owner Transactions:
Purchase payments received	17,144	—	27,575	31,224
Transfers between Sub-Accounts (including the Fixed Account), net	(566)	(85,967)	(2,235,514)	1,136,034
Withdrawals, surrenders and contract charges	(12,759)	(1,001,387)	(351)	(4,923,517)
Cost of insurance charges	(6,262)	(38,267)	(40,181)	(110,812)

Net accumulation activity	(2,443)	(1,125,621)	(2,248,471)	(3,867,071)

Total increase (decrease) in net assets	1,791	(863,221)	(2,062,098)	(2,626,870)
Net assets at beginning of year	182,229	1,045,450	2,520,242	5,147,112

Net assets at end of year	$184,020	$182,229	$458,144	$2,520,242

	302 Sub-Account		305 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,485	$3,245	$29,189	$61,036
Net realized gains (losses)	111,846	2,652	(3,241)	72,963
Net change in unrealized appreciation/(depreciation)	(94,842)	59,855	(21,950)	(8,189)

Increase (decrease) in net assets from operations	19,489	65,752	3,998	125,810

Contract Owner Transactions:
Purchase payments received	—	5,070	1,554	54,246
Transfers between Sub-Accounts (including the Fixed Account), net	57,082	13,335	(40,903)	(621,413)
Withdrawals, surrenders and contract charges	(248,713)	—	—	(1,103,891)
Cost of insurance charges	(5,138)	(5,640)	(7,471)	(43,348)

Net accumulation activity	(196,769)	12,765	(46,820)	(1,714,406)

Total increase (decrease) in net assets	(177,280)	78,517	(42,822)	(1,588,596)
Net assets at beginning of year	271,405	192,888	539,786	2,128,382

Net assets at end of year	$94,125	$271,405	$496,964	$539,786

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	300 Sub-Account		BLG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$236,267	$259,086	$4,210	$3,424
Net realized gains (losses)	1,617,215	1,663,746	21,782	224,689
Net change in unrealized appreciation/(depreciation)	(2,376,204)	2,107,167	(21,464)	8,215

Increase (decrease) in net assets from operations	(522,722)	4,029,999	4,528	236,328

Contract Owner Transactions:
Purchase payments received	120,979	428,903	65,835	68,711
Transfers between Sub-Accounts (including the Fixed Account), net	(766,154)	(4,157,948)	(91,963)	(653,274)
Withdrawals, surrenders and contract charges	(1,445,976)	(9,556,315)	(55,238)	(1,021,209)
Cost of insurance charges	(191,145)	(293,079)	(8,449)	(47,908)

Net accumulation activity	(2,282,296)	(13,578,439)	(89,815)	(1,653,680)

Total increase (decrease) in net assets	(2,805,018)	(9,548,440)	(85,287)	(1,417,352)
Net assets at beginning of year	18,566,769	28,115,209	273,714	1,691,066

Net assets at end of year	$15,761,751	$18,566,769	$188,427	$273,714

	MSV Sub-Account		NNG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$58	$105	$435	$1,080
Net realized gains (losses)	3,215	434	45,130	371,022
Net change in unrealized appreciation/(depreciation)	(2,112)	5,949	(26,031)	(46,727)

Increase (decrease) in net assets from operations	1,161	6,488	19,534	325,375

Contract Owner Transactions:
Purchase payments received	3,351	3,798	17,144	—
Transfers between Sub-Accounts (including the Fixed Account), net	55	—	(15,599)	(51,104)
Withdrawals, surrenders and contract charges	(2,808)	—	—	(1,032,209)
Cost of insurance charges	(1,249)	(1,622)	(6,608)	(37,519)

Net accumulation activity	(651)	2,176	(5,063)	(1,120,832)

Total increase (decrease) in net assets	510	8,664	14,471	(795,457)
Net assets at beginning of year	22,160	13,496	186,961	982,418

Net assets at end of year	$22,670	$22,160	$201,432	$186,961

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NMI Sub-Account		DRS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$9	$114	$66,429	$84,374
Net realized gains (losses)	60	11	174,517	454,155
Net change in unrealized appreciation/(depreciation)	(1,636)	4,475	983,589	(457,069)

Increase (decrease) in net assets from operations	(1,567)	4,600	1,224,535	81,460

Contract Owner Transactions:
Purchase payments received	6,111	6,366	331,471	370,633
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	322,042	(9,980)
Withdrawals, surrenders and contract charges	—	—	(122,931)	(1,315,787)
Cost of insurance charges	(1,011)	(964)	(70,859)	(95,734)

Net accumulation activity	5,100	5,402	459,723	(1,050,868)

Total increase (decrease) in net assets	3,533	10,002	1,684,258	(969,408)
Net assets at beginning of year	28,104	18,102	3,960,399	4,929,807

Net assets at end of year	$31,637	$28,104	$5,644,657	$3,960,399

	DSV Sub-Account		DGO Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$45,567	$72,866	$409	$127
Net realized gains (losses)	1,090,738	1,654,887	64,256	146,275
Net change in unrealized appreciation/(depreciation)	(626,136)	851,665	(25,565)	63,472

Increase (decrease) in net assets from operations	510,169	2,579,418	39,100	209,874

Contract Owner Transactions:
Purchase payments received	371,418	413,829	17,407	17,919
Transfers between Sub-Accounts (including the Fixed Account), net	1,447,019	1,500,154	358,117	266,716
Withdrawals, surrenders and contract charges	(519,568)	(5,140,238)	(23,558)	(384,066)
Cost of insurance charges	(127,680)	(149,384)	(21,487)	(23,551)

Net accumulation activity	1,171,189	(3,375,639)	330,479	(122,982)

Total increase (decrease) in net assets	1,681,358	(796,221)	369,579	86,892
Net assets at beginning of year	6,761,828	7,558,049	591,083	504,191

Net assets at end of year	$8,443,186	$6,761,828	$960,662	$591,083

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	001 Sub-Account		SSI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$975	$828	$9,250	$65,319
Net realized gains (losses)	495	217	87,182	2,438,421
Net change in unrealized appreciation/(depreciation)	4,143	9,489	(55,219)	(1,313,901)

Increase (decrease) in net assets from operations	5,613	10,534	41,213	1,189,839

Contract Owner Transactions:
Purchase payments received	9,722	9,826	9,262	61,460
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(38,031)	132,492
Withdrawals, surrenders and contract charges	—	—	(16,874)	(8,415,945)
Cost of insurance charges	(1,983)	(1,739)	(15,271)	(50,104)

Net accumulation activity	7,739	8,087	(60,914)	(8,272,097)

Total increase (decrease) in net assets	13,352	18,621	(19,701)	(7,082,258)
Net assets at beginning of year	47,235	28,614	908,660	7,990,918

Net assets at end of year	$60,587	$47,235	$888,959	$908,660

	SSC Sub-Account		SCV Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$14,744	$28,292	$6,930	$4,793
Net realized gains (losses)	211,171	182,236	170,249	61,804
Net change in unrealized appreciation/(depreciation)	(131,282)	434,706	(131,931)	98,717

Increase (decrease) in net assets from operations	94,633	645,234	45,248	165,314

Contract Owner Transactions:
Purchase payments received	2,999	2,511	1,210	18,317
Transfers between Sub-Accounts (including the Fixed Account), net	(99,085)	(341,077)	(415,961)	(30,089)
Withdrawals, surrenders and contract charges	(1,539)	(53,383)	(9,597)	(53,929)
Cost of insurance charges	(34,601)	(36,447)	(14,626)	(11,540)

Net accumulation activity	(132,226)	(428,396)	(438,974)	(77,241)

Total increase (decrease) in net assets	(37,593)	216,838	(393,726)	88,073
Net assets at beginning of year	2,105,857	1,889,019	722,382	634,309

Net assets at end of year	$2,068,264	$2,105,857	$328,656	$722,382

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	DMC Sub-Account		DTG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$6,906	$8,078	$—	$—
Net realized gains (losses)	43,670	26,855	16,152	252
Net change in unrealized appreciation/(depreciation)	28,683	138,574	(3,963)	29,652

Increase (decrease) in net assets from operations	79,259	173,507	12,189	29,904

Contract Owner Transactions:
Purchase payments received	19,023	33,992	41,671	38,864
Transfers between Sub-Accounts (including the Fixed Account), net	(54,615)	73,796	(24,588)	76,348
Withdrawals, surrenders and contract charges	(10,202)	—	—	—
Cost of insurance charges	(14,255)	(13,413)	(4,153)	(3,766)

Net accumulation activity	(60,049)	94,375	12,930	111,446

Total increase (decrease) in net assets	19,210	267,882	25,119	141,350
Net assets at beginning of year	680,427	412,545	141,355	5

Net assets at end of year	$699,637	$680,427	$166,474	$141,355

	DSI Sub-Account		DCA Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$690,527	$936,511	$55,471	$50,404
Net realized gains (losses)	5,765,901	7,383,374	306,924	174,974
Net change in unrealized appreciation/(depreciation)	(1,348,370)	6,677,936	(114,561)	274,667

Increase (decrease) in net assets from operations	5,108,058	14,997,821	247,834	500,045

Contract Owner Transactions:
Purchase payments received	544,869	1,348,051	140,328	99,960
Transfers between Sub-Accounts (including the Fixed Account), net	(4,940,274)	(12,262,139)	28,573	(68,923)
Withdrawals, surrenders and contract charges	(4,651,418)	(14,229,061)	(17,599)	(276,377)
Cost of insurance charges	(724,385)	(1,016,645)	(43,348)	(42,713)

Net accumulation activity	(9,771,208)	(26,159,794)	107,954	(288,053)

Total increase (decrease) in net assets	(4,663,150)	(11,161,973)	355,788	211,992
Net assets at beginning of year	42,646,575	53,808,548	2,762,087	2,550,095

Net assets at end of year	$37,983,425	$42,646,575	$3,117,875	$2,762,087

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	DSC Sub-Account		DGI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$252	$236
Net realized gains (losses)	372,169	(3,932)	1,188	495
Net change in unrealized appreciation/(depreciation)	(383,946)	545,596	1,644	7,298

Increase (decrease) in net assets from operations	(11,777)	541,664	3,084	8,029

Contract Owner Transactions:
Purchase payments received	7,998	5,499	4,478	2,301
Transfers between Sub-Accounts (including the Fixed Account), net	(1,365,473)	(1,469)	—	—
Withdrawals, surrenders and contract charges	(118,651)	(10,230)	—	—
Cost of insurance charges	(18,065)	(22,023)	(2,472)	(2,232)

Net accumulation activity	(1,494,191)	(28,223)	2,006	69

Total increase (decrease) in net assets	(1,505,968)	513,441	5,090	8,098
Net assets at beginning of year	1,638,916	1,125,475	29,574	21,476

Net assets at end of year	$132,948	$1,638,916	$34,664	$29,574

	DQB Sub-Account		FVI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,828	$5,538	$12,549	$11,848
Net realized gains (losses)	21,859	797	128,831	63,744
Net change in unrealized appreciation/(depreciation)	(17,226)	(9,363)	(46,030)	71,250

Increase (decrease) in net assets from operations	7,461	(3,028)	95,350	146,842

Contract Owner Transactions:
Purchase payments received	2,246	1,609	32,116	46,381
Transfers between Sub-Accounts (including the Fixed Account), net	—	(3,934)	158,937	(14,398)
Withdrawals, surrenders and contract charges	(186,800)	(103)	(149,623)	(202,742)
Cost of insurance charges	(2,642)	(3,348)	(13,673)	(14,153)

Net accumulation activity	(187,196)	(5,776)	27,757	(184,912)

Total increase (decrease) in net assets	(179,735)	(8,804)	123,107	(38,070)
Net assets at beginning of year	193,156	201,960	739,200	777,270

Net assets at end of year	$13,421	$193,156	$862,307	$739,200

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FCN Sub-Account		FL1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$91,284	$91,059	$11,415	$16,812
Net realized gains (losses)	646,765	2,311,772	508,641	93,597
Net change in unrealized appreciation/(depreciation)	311,777	1,132,256	(338,383)	431,181

Increase (decrease) in net assets from operations	1,049,826	3,535,087	181,673	541,590

Contract Owner Transactions:
Purchase payments received	361,786	325,420	45,631	39,532
Transfers between Sub-Accounts (including the Fixed Account), net	(322,522)	(746,683)	(713,829)	(34,564)
Withdrawals, surrenders and contract charges	(447,035)	(6,624,166)	(73,173)	(1,344)
Cost of insurance charges	(140,568)	(208,226)	(73,721)	(73,832)

Net accumulation activity	(548,339)	(7,253,655)	(815,092)	(70,208)

Total increase (decrease) in net assets	501,487	(3,718,568)	(633,419)	471,382
Net assets at beginning of year	9,378,346	13,096,914	2,228,815	1,757,433

Net assets at end of year	$9,879,833	$9,378,346	$1,595,396	$2,228,815

	FE3 Sub-Account		FF1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$224,203	$174,045	$16,473	$25,827
Net realized gains (losses)	222,740	695,803	75,794	150,391
Net change in unrealized appreciation/(depreciation)	217,897	793,564	(66,052)	11,807

Increase (decrease) in net assets from operations	664,840	1,663,412	26,215	188,025

Contract Owner Transactions:
Purchase payments received	58,792	51,939	170,692	215,034
Transfers between Sub-Accounts (including the Fixed Account), net	197,607	(159,313)	(144,865)	63,630
Withdrawals, surrenders and contract charges	(199,371)	(248,020)	(552,102)	(400,387)
Cost of insurance charges	(86,536)	(81,718)	(20,602)	(29,507)

Net accumulation activity	(29,508)	(437,112)	(546,877)	(151,230)

Total increase (decrease) in net assets	635,332	1,226,300	(520,662)	36,795
Net assets at beginning of year	7,339,579	6,113,279	1,513,277	1,476,482

Net assets at end of year	$7,974,911	$7,339,579	$992,615	$1,513,277

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FF2 Sub-Account		FF3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$42,832	$47,457	$15,560	$23,848
Net realized gains (losses)	267,389	155,441	131,966	203,058
Net change in unrealized appreciation/(depreciation)	(195,817)	184,679	(133,401)	84,539

Increase (decrease) in net assets from operations	114,404	387,577	14,125	311,445

Contract Owner Transactions:
Purchase payments received	435,726	377,910	163,513	194,164
Transfers between Sub-Accounts (including the Fixed Account), net	240,169	961,410	(31,444)	116,488
Withdrawals, surrenders and contract charges	(939,342)	(481,220)	(611,616)	(141,690)
Cost of insurance charges	(56,156)	(62,417)	(20,719)	(39,702)

Net accumulation activity	(319,603)	795,683	(500,266)	129,260

Total increase (decrease) in net assets	(205,199)	1,183,260	(486,141)	440,705
Net assets at beginning of year	2,789,559	1,606,299	1,485,167	1,044,462

Net assets at end of year	$2,584,360	$2,789,559	$999,026	$1,485,167

	FVG Sub-Account		FGP Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$5,490	$4,204	$118	$162
Net realized gains (losses)	9,619	136,338	10,137	68,814
Net change in unrealized appreciation/(depreciation)	13,840	(54,468)	(4,296)	(10,422)

Increase (decrease) in net assets from operations	28,949	86,074	5,959	58,554

Contract Owner Transactions:
Purchase payments received	39,559	26,915	14,096	15,541
Transfers between Sub-Accounts (including the Fixed Account), net	3,412	(15,392)	(10,292)	(60,749)
Withdrawals, surrenders and contract charges	(7,657)	(812,653)	(6,765)	(390,270)
Cost of insurance charges	(7,497)	(8,312)	(2,840)	(4,314)

Net accumulation activity	27,817	(809,442)	(5,801)	(439,792)

Total increase (decrease) in net assets	56,766	(723,368)	158	(381,238)
Net assets at beginning of year	262,686	986,054	63,788	445,026

Net assets at end of year	$319,452	$262,686	$63,946	$63,788

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FL3 Sub-Account		FHI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$664	$38,880	$79,151
Net realized gains (losses)	92,626	7,784	18,826	17,869
Net change in unrealized appreciation/(depreciation)	90,797	419,457	(11,174)	(15,897)

Increase (decrease) in net assets from operations	183,423	427,905	46,532	81,123

Contract Owner Transactions:
Purchase payments received	53,976	65,307	29,956	133,161
Transfers between Sub-Accounts (including the Fixed Account), net	(55,422)	25,095	(692,403)	(254,865)
Withdrawals, surrenders and contract charges	(58,389)	(4,768)	(95,160)	(958,674)
Cost of insurance charges	(41,705)	(36,640)	(30,316)	(33,925)

Net accumulation activity	(101,540)	48,994	(787,923)	(1,114,303)

Total increase (decrease) in net assets	81,883	476,899	(741,391)	(1,033,180)
Net assets at beginning of year	1,631,368	1,154,469	1,356,008	2,389,188

Net assets at end of year	$1,713,251	$1,631,368	$614,617	$1,356,008

	FIP Sub-Account		FIG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$237	$221	$524,879	$433,289
Net realized gains (losses)	293	289	(259,258)	18,530
Net change in unrealized appreciation/(depreciation)	1,230	2,611	795,508	(660,710)

Increase (decrease) in net assets from operations	1,760	3,121	1,061,129	(208,891)

Contract Owner Transactions:
Purchase payments received	1,027	505	611,950	1,120,102
Transfers between Sub-Accounts (including the Fixed Account), net	(221)	(157)	4,981,197	1,336,577
Withdrawals, surrenders and contract charges	—	—	—	(1,997,263)
Cost of insurance charges	(285)	(265)	(207,955)	(227,354)

Net accumulation activity	521	83	5,385,192	232,062

Total increase (decrease) in net assets	2,281	3,204	6,446,321	23,171
Net assets at beginning of year	12,831	9,627	18,409,666	18,386,495

Net assets at end of year	$15,112	$12,831	$24,855,987	$18,409,666

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FMC Sub-Account		FL5 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$20,702	$44,246	$2,692	$4,088
Net realized gains (losses)	845,541	1,387,447	—	—
Net change in unrealized appreciation/(depreciation)	(216,640)	1,152,631	—	—

Increase (decrease) in net assets from operations	649,603	2,584,324	2,692	4,088

Contract Owner Transactions:
Purchase payments received	715,586	750,703	2,385,008	4,334,320
Transfers between Sub-Accounts (including the Fixed Account), net	(2,350,629)	125,211	(5,358,364)	32,810,304
Withdrawals, surrenders and contract charges	(162,274)	(1,852,856)	(38,250,839)	(18,458,088)
Cost of insurance charges	(184,067)	(182,499)	(643,859)	(907,673)

Net accumulation activity	(1,981,384)	(1,159,441)	(41,868,054)	17,778,863

Total increase (decrease) in net assets	(1,331,781)	1,424,883	(41,865,362)	17,782,951
Net assets at beginning of year	9,421,634	7,996,751	60,230,381	42,447,430

Net assets at end of year	$8,089,853	$9,421,634	$18,365,019	$60,230,381

	FOF Sub-Account		FL2 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,785	$1,877	$9,539	$9,018
Net realized gains (losses)	10,553	51,345	17,692	89,834
Net change in unrealized appreciation/(depreciation)	(36,803)	(15,486)	(100,745)	131,471

Increase (decrease) in net assets from operations	(22,465)	37,736	(73,514)	230,323

Contract Owner Transactions:
Purchase payments received	17,403	24,941	21,942	21,086
Transfers between Sub-Accounts (including the Fixed Account), net	136,645	(9,721)	29,904	(46,065)
Withdrawals, surrenders and contract charges	(10,067)	(304,650)	(26,634)	(237,430)
Cost of insurance charges	(10,638)	(6,841)	(36,464)	(39,425)

Net accumulation activity	133,343	(296,271)	(11,252)	(301,834)

Total increase (decrease) in net assets	110,878	(258,535)	(84,766)	(71,511)
Net assets at beginning of year	152,264	410,799	897,590	969,101

Net assets at end of year	$263,142	$152,264	$812,824	$897,590

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SGI Sub-Account		TFS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$13,103	$8,157	$70,023	$57,547
Net realized gains (losses)	59,419	28,322	192,926	75,112
Net change in unrealized appreciation/(depreciation)	(61,400)	(3,050)	(642,962)	377,105

Increase (decrease) in net assets from operations	11,122	33,429	(380,013)	509,764

Contract Owner Transactions:
Purchase payments received	37,915	37,700	256,365	431,778
Transfers between Sub-Accounts (including the Fixed Account), net	(64,986)	293,054	1,274,002	456,443
Withdrawals, surrenders and contract charges	(7,885)	(1,123)	(767,144)	(106,518)
Cost of insurance charges	(12,082)	(7,143)	(62,274)	(56,681)

Net accumulation activity	(47,038)	322,488	700,949	725,022

Total increase (decrease) in net assets	(35,916)	355,917	320,936	1,234,786
Net assets at beginning of year	486,184	130,267	3,102,703	1,867,917

Net assets at end of year	$450,268	$486,184	$3,423,639	$3,102,703

	FTI Sub-Account		TSF Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$7,971	$8,447	$122,571	$224,741
Net realized gains (losses)	4,762	4,221	252,405	527,064
Net change in unrealized appreciation/(depreciation)	(60,383)	62,994	(470,088)	1,336,785

Increase (decrease) in net assets from operations	(47,650)	75,662	(95,112)	2,088,590

Contract Owner Transactions:
Purchase payments received	29,510	22,828	2,496	2,095
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	14,166	(1,651,101)	62,751
Withdrawals, surrenders and contract charges	—	(6,997)	(197,107)	(1,260,714)
Cost of insurance charges	(20,066)	(19,099)	(80,173)	(93,656)

Net accumulation activity	9,443	10,898	(1,925,885)	(1,289,524)

Total increase (decrease) in net assets	(38,207)	86,560	(2,020,997)	799,066
Net assets at beginning of year	418,287	331,727	7,679,036	6,879,970

Net assets at end of year	$380,080	$418,287	$5,658,039	$7,679,036

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FTG Sub-Account		FSS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$742	$1,303	$5,661	$18,854
Net realized gains (losses)	(265)	(152)	2,201	407,002
Net change in unrealized appreciation/(depreciation)	(1,559)	11,969	9,803	(155,682)

Increase (decrease) in net assets from operations	(1,082)	13,120	17,665	270,174

Contract Owner Transactions:
Purchase payments received	457	662	4,853	47,390
Transfers between Sub-Accounts (including the Fixed Account), net	—	1	(47)	(225,415)
Withdrawals, surrenders and contract charges	(5,288)	(35)	—	(1,056,296)
Cost of insurance charges	(1,617)	(1,611)	(3,652)	(16,830)

Net accumulation activity	(6,448)	(983)	1,154	(1,251,151)

Total increase (decrease) in net assets	(7,530)	12,137	18,819	(980,977)
Net assets at beginning of year	55,191	43,054	237,806	1,218,783

Net assets at end of year	$47,661	$55,191	$256,625	$237,806

	FSC Sub-Account		FRE Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$900	$9,152
Net realized gains (losses)	527,462	116,910	29,558	12,647
Net change in unrealized appreciation/(depreciation)	(417,499)	184,549	(7,154)	(13,295)

Increase (decrease) in net assets from operations	109,963	301,459	23,304	8,504

Contract Owner Transactions:
Purchase payments received	1,928	57,787	10,109	10,935
Transfers between Sub-Accounts (including the Fixed Account), net	812,427	(47,491)	(6,234)	(35,973)
Withdrawals, surrenders and contract charges	(636,574)	—	(71,308)	(12,900)
Cost of insurance charges	(15,826)	(16,629)	(2,810)	(4,040)

Net accumulation activity	161,955	(6,333)	(70,243)	(41,978)

Total increase (decrease) in net assets	271,918	295,126	(46,939)	(33,474)
Net assets at beginning of year	1,110,210	815,084	185,175	218,649

Net assets at end of year	$1,382,128	$1,110,210	$138,236	$185,175

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GS7 Sub-Account		GS3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$719	$1,306	$942
Net realized gains (losses)	28,504	7,259	14,147	4,909
Net change in unrealized appreciation/(depreciation)	(30,168)	27,671	(1,579)	20,602

Increase (decrease) in net assets from operations	(1,664)	35,649	13,874	26,453

Contract Owner Transactions:
Purchase payments received	—	—	8,522	10,020
Transfers between Sub-Accounts (including the Fixed Account), net	(194,645)	118,744	882	—
Withdrawals, surrenders and contract charges	—	—	(7,416)	(7,194)
Cost of insurance charges	(13)	(1,344)	(10,287)	(9,988)

Net accumulation activity	(194,658)	117,400	(8,299)	(7,162)

Total increase (decrease) in net assets	(196,322)	153,049	5,575	19,291
Net assets at beginning of year	196,322	43,273	90,916	71,625

Net assets at end of year	$—	$196,322	$96,491	$90,916

	FFG Sub-Account		VCP Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,303	$11,028	$14,006	$129
Net realized gains (losses)	7,988	2,789	9,371	152
Net change in unrealized appreciation/(depreciation)	240,508	841,003	60,101	1,884

Increase (decrease) in net assets from operations	249,799	854,820	83,478	2,165

Contract Owner Transactions:
Purchase payments received	3,549	2,229	161	2,635
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	1,101,510	(426)
Withdrawals, surrenders and contract charges	—	—	(105,157)	—
Cost of insurance charges	(27,748)	(23,218)	(4,815)	(257)

Net accumulation activity	(24,199)	(20,989)	991,699	1,952

Total increase (decrease) in net assets	225,600	833,831	1,075,177	4,117
Net assets at beginning of year	2,973,782	2,139,951	9,369	5,252

Net assets at end of year	$3,199,382	$2,973,782	$1,084,546	$9,369

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AI3 Sub-Account		VGI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$931	$1,263	$42,352	$30,806
Net realized gains (losses)	2,759	1,689	391,484	145,991
Net change in unrealized appreciation/(depreciation)	4,532	19,153	(207,856)	426,053

Increase (decrease) in net assets from operations	8,222	22,105	225,980	602,850

Contract Owner Transactions:
Purchase payments received	9,193	7,361	134,944	245,553
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(230,137)	81,836
Withdrawals, surrenders and contract charges	—	—	—	(208,077)
Cost of insurance charges	(4,804)	(4,442)	(40,884)	(43,230)

Net accumulation activity	4,389	2,919	(136,077)	76,082

Total increase (decrease) in net assets	12,611	25,024	89,903	678,932
Net assets at beginning of year	99,457	74,433	2,384,894	1,705,962

Net assets at end of year	$112,068	$99,457	$2,474,797	$2,384,894

	AI4 Sub-Account		A22 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$33,381	$14,597	$439	$5,728
Net realized gains (losses)	74,233	136,247	148,739	87,443
Net change in unrealized appreciation/(depreciation)	(81,016)	64,452	(107,270)	82,993

Increase (decrease) in net assets from operations	26,598	215,296	41,908	176,164

Contract Owner Transactions:
Purchase payments received	10,881	19,496	182,782	129,469
Transfers between Sub-Accounts (including the Fixed Account), net	770,643	(234,699)	157,886	126,680
Withdrawals, surrenders and contract charges	(128,546)	(50,984)	(64,785)	(49,045)
Cost of insurance charges	(23,986)	(17,410)	(27,895)	(21,588)

Net accumulation activity	628,992	(283,597)	247,988	185,516

Total increase (decrease) in net assets	655,590	(68,301)	289,896	361,680
Net assets at beginning of year	1,280,401	1,348,702	885,405	523,725

Net assets at end of year	$1,935,991	$1,280,401	$1,175,301	$885,405

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFI Sub-Account		ASC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$184	$—	$2
Net realized gains (losses)	434	169	7,863	1,493
Net change in unrealized appreciation/(depreciation)	3,727	13,205	(7,305)	7,650

Increase (decrease) in net assets from operations	4,161	13,558	558	9,145

Contract Owner Transactions:
Purchase payments received	3,142	3,267	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	2,305	4,739
Withdrawals, surrenders and contract charges	—	—	(11,718)	—
Cost of insurance charges	(1,556)	(1,400)	(619)	(694)

Net accumulation activity	1,586	1,867	(10,032)	4,045

Total increase (decrease) in net assets	5,747	15,425	(9,474)	13,190
Net assets at beginning of year	51,422	35,997	37,960	24,770

Net assets at end of year	$57,169	$51,422	$28,486	$37,960

	AI6 Sub-Account		MVP Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$712	$607	$37,241	$63,883
Net realized gains (losses)	718	608	610,078	905,725
Net change in unrealized appreciation/(depreciation)	1,703	10,182	(451,372)	291,842

Increase (decrease) in net assets from operations	3,133	11,397	195,947	1,261,450

Contract Owner Transactions:
Purchase payments received	3,639	4,283	134,998	345,792
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	19,182	(436,371)
Withdrawals, surrenders and contract charges	—	—	(1,857,433)	(3,498,411)
Cost of insurance charges	(1,359)	(1,330)	(36,395)	(127,670)

Net accumulation activity	2,280	2,953	(1,739,648)	(3,716,660)

Total increase (decrease) in net assets	5,413	14,350	(1,543,701)	(2,455,210)
Net assets at beginning of year	45,878	31,528	3,378,419	5,833,629

Net assets at end of year	$51,291	$45,878	$1,834,718	$3,378,419

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	JM7 Sub-Account		JP6 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$154,279	$181,624	$1,305	$4,317
Net realized gains (losses)	168,292	6,710	109,059	35,806
Net change in unrealized appreciation/(depreciation)	(162,550)	(247,643)	(20,872)	227,570

Increase (decrease) in net assets from operations	160,021	(59,309)	89,492	267,693

Contract Owner Transactions:
Purchase payments received	9,160	4,666	868	769
Transfers between Sub-Accounts (including the Fixed Account), net	(2,540,822)	(9,883)	49,744	(57,895)
Withdrawals, surrenders and contract charges	—	(160)	(2,769)	—
Cost of insurance charges	(60,190)	(70,935)	(20,911)	(17,196)

Net accumulation activity	(2,591,852)	(76,312)	26,932	(74,322)

Total increase (decrease) in net assets	(2,431,831)	(135,621)	116,424	193,371
Net assets at beginning of year	3,927,435	4,063,056	854,072	660,701

Net assets at end of year	$1,495,604	$3,927,435	$970,496	$854,072

	JP4 Sub-Account		LRI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,079	$1,278	$71,915	$44,777
Net realized gains (losses)	6,480	6,533	116,704	170,961
Net change in unrealized appreciation/(depreciation)	8,133	24,027	(439,208)	(222,698)

Increase (decrease) in net assets from operations	15,692	31,838	(250,589)	(6,960)

Contract Owner Transactions:
Purchase payments received	—	—	142,774	216,842
Transfers between Sub-Accounts (including the Fixed Account), net	(7,495)	(5,428)	2,607,346	324,836
Withdrawals, surrenders and contract charges	—	—	(310,361)	(1,610,652)
Cost of insurance charges	(859)	(802)	(43,166)	(83,606)

Net accumulation activity	(8,354)	(6,230)	2,396,593	(1,152,580)

Total increase (decrease) in net assets	7,338	25,608	2,146,004	(1,159,540)
Net assets at beginning of year	116,658	91,050	1,338,517	2,498,057

Net assets at end of year	$123,996	$116,658	$3,484,521	$1,338,517

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	LA3 Sub-Account		GGC Sub-Account[4]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,248	$1,347	$149,503	$122,440
Net realized gains (losses)	13,663	6,695	282,016	4,633
Net change in unrealized appreciation/(depreciation)	(18,010)	10,424	191,823	401,667

Increase (decrease) in net assets from operations	(3,099)	18,466	623,342	528,740

Contract Owner Transactions:
Purchase payments received	1,950	1,496	127,435	49,993
Transfers between Sub-Accounts (including the Fixed Account), net	20,899	5,944	369,014	6,802,747
Withdrawals, surrenders and contract charges	(5,835)	(4,537)	(417,911)	(66,959)
Cost of insurance charges	(2,094)	(2,142)	(109,283)	(41,108)

Net accumulation activity	14,920	761	(30,745)	6,744,673

Total increase (decrease) in net assets	11,821	19,227	592,597	7,273,413
Net assets at beginning of year	78,637	59,410	7,273,413	—

Net assets at end of year	$90,458	$78,637	$7,866,010	$7,273,413

	GGE Sub-Account[4]		FFL Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$87,048	$76,745	$634	$1,014
Net realized gains (losses)	154,508	996	45,570	6,289
Net change in unrealized appreciation/(depreciation)	158,818	274,388	9,449	129,330

Increase (decrease) in net assets from operations	400,374	352,129	55,653	136,633

Contract Owner Transactions:
Purchase payments received	17,273	3,625	882	869
Transfers between Sub-Accounts (including the Fixed Account), net	(6,341)	4,643,112	96,539	6,979
Withdrawals, surrenders and contract charges	(96,721)	(16,230)	(2,659)	(5,123)
Cost of insurance charges	(141,229)	(55,234)	(15,164)	(11,155)

Net accumulation activity	(227,018)	4,575,273	79,598	(8,430)

Total increase (decrease) in net assets	173,356	4,927,402	135,251	128,203
Net assets at beginning of year	4,927,402	—	501,000	372,797

Net assets at end of year	$5,100,758	$4,927,402	$636,251	$501,000

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	TEG Sub-Account		FFJ Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$768	$—	$—
Net realized gains (losses)	58,203	8,683	568,620	39,036
Net change in unrealized appreciation/(depreciation)	5,139	179,352	(313,385)	893,357

Increase (decrease) in net assets from operations	63,342	188,803	255,235	932,393

Contract Owner Transactions:
Purchase payments received	32,863	46,587	21,677	89,622
Transfers between Sub-Accounts (including the Fixed Account), net	—	(3,085)	(850,336)	336,739
Withdrawals, surrenders and contract charges	—	—	(14,906)	(79,933)
Cost of insurance charges	(25,875)	(21,537)	(64,289)	(60,348)

Net accumulation activity	6,988	21,965	(907,854)	286,080

Total increase (decrease) in net assets	70,330	210,768	(652,619)	1,218,473
Net assets at beginning of year	707,301	496,533	3,597,711	2,379,238

Net assets at end of year	$777,631	$707,301	$2,945,092	$3,597,711

	FFK Sub-Account		TND Sub-Account[1]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	49,192	3,911	254,089	—
Net change in unrealized appreciation/(depreciation)	(13,025)	105,767	(237,511)	—

Increase (decrease) in net assets from operations	36,167	109,678	16,578	—

Contract Owner Transactions:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	29,629	—	1,162,112	—
Withdrawals, surrenders and contract charges	—	—	—	—
Cost of insurance charges	(15,907)	(13,392)	(11,820)	—

Net accumulation activity	13,722	(13,392)	1,150,292	—

Total increase (decrease) in net assets	49,889	96,286	1,166,870	—
Net assets at beginning of year	396,528	300,242	—	—

Net assets at end of year	$446,417	$396,528	$1,166,870	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFQ Sub-Account		FFM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$129,529	$52,597	$1,040	$2,037
Net realized gains (losses)	(371)	10,234	207,030	15,238
Net change in unrealized appreciation/(depreciation)	126,472	(111,054)	(150,652)	160,689

Increase (decrease) in net assets from operations	255,630	(48,223)	57,418	177,964

Contract Owner Transactions:
Purchase payments received	222,242	291,422	145	10,293
Transfers between Sub-Accounts (including the Fixed Account), net	11,852	(245,293)	(628,360)	(39,040)
Withdrawals, surrenders and contract charges	(154,116)	(9,467)	(17,385)	(8,006)
Cost of insurance charges	(227,445)	(218,406)	(15,086)	(17,198)

Net accumulation activity	(147,467)	(181,744)	(660,686)	(53,951)

Total increase (decrease) in net assets	108,163	(229,967)	(603,268)	124,013
Net assets at beginning of year	4,411,518	4,641,485	732,697	608,684

Net assets at end of year	$4,519,681	$4,411,518	$129,429	$732,697

	NNB Sub-Account[1]		NNC Sub-Account[1]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$34,484	$—	$540	$—
Net realized gains (losses)	58,796	—	909	—
Net change in unrealized appreciation/(depreciation)	(64,954)	—	(1,025)	—

Increase (decrease) in net assets from operations	28,326	—	424	—

Contract Owner Transactions:
Purchase payments received	43,150	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	1,641,099	—	26,387	—
Withdrawals, surrenders and contract charges	(4,477)	—	—	—
Cost of insurance charges	(14,614)	—	(301)	—

Net accumulation activity	1,665,158	—	26,086	—

Total increase (decrease) in net assets	1,693,484	—	26,510	—
Net assets at beginning of year	—	—	—	—

Net assets at end of year	$1,693,484	$—	$26,510	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFO Sub-Account		FFP Sub-Account[1]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$185,367	$32,897	$15,950	$—
Net realized gains (losses)	884,708	290,180	37,442	—
Net change in unrealized appreciation/(depreciation)	(76,203)	445,083	35,697	—

Increase (decrease) in net assets from operations	993,872	768,160	89,089	—

Contract Owner Transactions:
Purchase payments received	54,570	42,909	1,509	—
Transfers between Sub-Accounts (including the Fixed Account), net	11,073,028	217,643	1,178,908	—
Withdrawals, surrenders and contract charges	(176,989)	(1,398,677)	—	—
Cost of insurance charges	(82,375)	(44,516)	(20,453)	—

Net accumulation activity	10,868,234	(1,182,641)	1,159,964	—

Total increase (decrease) in net assets	11,862,106	(414,481)	1,249,053	—
Net assets at beginning of year	1,862,780	2,277,261	—	—

Net assets at end of year	$13,724,886	$1,862,780	$1,249,053	$—

	MIT Sub-Account		MFL Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$340	$355	$8,328	$8,922
Net realized gains (losses)	445	250	6,230	2,628
Net change in unrealized appreciation/(depreciation)	1,650	4,773	54,193	141,727

Increase (decrease) in net assets from operations	2,435	5,378	68,751	153,277

Contract Owner Transactions:
Purchase payments received	755	409	—	1,571
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	—	—	—	—
Cost of insurance charges	(1,301)	(1,184)	(18,948)	(16,095)

Net accumulation activity	(546)	(775)	(18,948)	(14,524)

Total increase (decrease) in net assets	1,889	4,603	49,803	138,753
Net assets at beginning of year	19,657	15,054	570,014	431,261

Net assets at end of year	$21,546	$19,657	$619,817	$570,014

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	BDS Sub-Account		MF7 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$218,718	$228,980	$6,202	$7,476
Net realized gains (losses)	12,267	91,902	7,395	8,391
Net change in unrealized appreciation/(depreciation)	86,873	(176,319)	(4,308)	(16,535)

Increase (decrease) in net assets from operations	317,858	144,563	9,289	(668)

Contract Owner Transactions:
Purchase payments received	136,220	105,855	10,835	12,708
Transfers between Sub-Accounts (including the Fixed Account), net	10,642	5,156,655	(6,259)	989
Withdrawals, surrenders and contract charges	(13,940)	(1,581)	(10,111)	(8,194)
Cost of insurance charges	(66,582)	(45,520)	(13,621)	(14,913)

Net accumulation activity	66,340	5,215,409	(19,156)	(9,410)

Total increase (decrease) in net assets	384,198	5,359,972	(9,867)	(10,078)
Net assets at beginning of year	5,477,658	117,686	172,564	182,642

Net assets at end of year	$5,861,856	$5,477,658	$162,697	$172,564

	RG1 Sub-Account		EME Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,288	$2,702	$13,665	$56,234
Net realized gains (losses)	10,950	1,917	(174,638)	29,889
Net change in unrealized appreciation/(depreciation)	28,764	96,474	89,327	(280,419)

Increase (decrease) in net assets from operations	42,002	101,093	(71,646)	(194,296)

Contract Owner Transactions:
Purchase payments received	—	—	61,299	100,569
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(1,909,001)	317,517
Withdrawals, surrenders and contract charges	—	—	(7,707)	(128,230)
Cost of insurance charges	(15,690)	(13,385)	(40,971)	(53,091)

Net accumulation activity	(15,690)	(13,385)	(1,896,380)	236,765

Total increase (decrease) in net assets	26,312	87,708	(1,968,026)	42,469
Net assets at beginning of year	387,887	300,179	3,368,489	3,326,020

Net assets at end of year	$414,199	$387,887	$1,400,463	$3,368,489

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GGR Sub-Account		RES Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$136	$167	$—	$62
Net realized gains (losses)	695	425	—	1,460
Net change in unrealized appreciation/(depreciation)	356	4,186	—	(775)

Increase (decrease) in net assets from operations	1,187	4,778	—	747

Contract Owner Transactions:
Purchase payments received	2,971	1,556	—	213
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	(518)	—	—	(4,270)
Cost of insurance charges	(2,381)	(2,423)	—	(191)

Net accumulation activity	72	(867)	—	(4,248)

Total increase (decrease) in net assets	1,259	3,911	—	(3,501)
Net assets at beginning of year	26,626	22,715	—	3,501

Net assets at end of year	$27,885	$26,626	$—	$—

	RE1 Sub-Account		GSS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$7,245	$11,060	$329,881	$301,360
Net realized gains (losses)	13,430	18,466	(12,195)	49,101
Net change in unrealized appreciation/(depreciation)	(877)	152,052	315,399	(705,118)

Increase (decrease) in net assets from operations	19,798	181,578	633,085	(354,657)

Contract Owner Transactions:
Purchase payments received	—	29,879	510,394	731,466
Transfers between Sub-Accounts (including the Fixed Account), net	2,200	(30,401)	1,561,649	181,643
Withdrawals, surrenders and contract charges	—	—	(258,602)	(465,106)
Cost of insurance charges	(36,487)	(32,967)	(288,197)	(291,420)

Net accumulation activity	(34,287)	(33,489)	1,525,244	156,583

Total increase (decrease) in net assets	(14,489)	148,089	2,158,329	(198,074)
Net assets at beginning of year	926,732	778,643	13,031,626	13,229,700

Net assets at end of year	$912,243	$926,732	$15,189,955	$13,031,626

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MFK Sub-Account		HYS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$12,956	$11,857	$285,657	$118,162
Net realized gains (losses)	(13,962)	1,906	166,967	72,966
Net change in unrealized appreciation/(depreciation)	26,575	(31,875)	(299,536)	104,003

Increase (decrease) in net assets from operations	25,569	(18,112)	153,088	295,131

Contract Owner Transactions:
Purchase payments received	24,487	79,924	78,018	137,926
Transfers between Sub-Accounts (including the Fixed Account), net	38,102	(106,434)	(65,101)	(462,868)
Withdrawals, surrenders and contract charges	(381,592)	—	(101,000)	(532,331)
Cost of insurance charges	(8,186)	(10,113)	(59,563)	(65,742)

Net accumulation activity	(327,189)	(36,623)	(147,646)	(923,015)

Total increase (decrease) in net assets	(301,620)	(54,735)	5,442	(627,884)
Net assets at beginning of year	571,525	626,260	4,938,795	5,566,679

Net assets at end of year	$269,905	$571,525	$4,944,237	$4,938,795

	MFC Sub-Account		IGS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$6,442	$2,652	$113,734	$181,371
Net realized gains (losses)	(131)	(208)	1,401,235	774,293
Net change in unrealized appreciation/(depreciation)	(3,226)	4,545	(2,049,394)	770,722

Increase (decrease) in net assets from operations	3,085	6,989	(534,425)	1,726,386

Contract Owner Transactions:
Purchase payments received	1,571	1,927	182,547	247,698
Transfers between Sub-Accounts (including the Fixed Account), net	348	—	(176,551)	1,896,236
Withdrawals, surrenders and contract charges	—	—	(381,075)	(4,906,221)
Cost of insurance charges	(4,431)	(4,297)	(122,031)	(226,563)

Net accumulation activity	(2,512)	(2,370)	(497,110)	(2,988,850)

Total increase (decrease) in net assets	573	4,619	(1,031,535)	(1,262,464)
Net assets at beginning of year	120,406	115,787	11,304,285	12,566,749

Net assets at end of year	$120,979	$120,406	$10,272,750	$11,304,285

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	IG1 Sub-Account		MII Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$18,025	$29,321	$225,573	$173,334
Net realized gains (losses)	109,093	(14,357)	1,278,272	2,089,385
Net change in unrealized appreciation/(depreciation)	(267,888)	325,218	(1,358,561)	752,135

Increase (decrease) in net assets from operations	(140,770)	340,182	145,284	3,014,854

Contract Owner Transactions:
Purchase payments received	1,571	1,633	114,138	83,058
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(486,130)	1,558,397
Withdrawals, surrenders and contract charges	—	—	(353,625)	(6,571,210)
Cost of insurance charges	(89,547)	(86,979)	(125,246)	(206,217)

Net accumulation activity	(87,976)	(85,346)	(850,863)	(5,135,972)

Total increase (decrease) in net assets	(228,746)	254,836	(705,579)	(2,121,118)
Net assets at beginning of year	2,782,855	2,528,019	10,221,073	12,342,191

Net assets at end of year	$2,554,109	$2,782,855	$9,515,494	$10,221,073

	MIS Sub-Account		M1B Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$122	$1,234	$1,336	$1,898
Net realized gains (losses)	79,602	3,655	46,726	4,959
Net change in unrealized appreciation/(depreciation)	(71,398)	40,104	2,457	102,139

Increase (decrease) in net assets from operations	8,326	44,993	50,519	108,996

Contract Owner Transactions:
Purchase payments received	2,436	1,673	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	(170,093)	(8,410)	—	—
Cost of insurance charges	(1,622)	(2,360)	(18,463)	(16,016)

Net accumulation activity	(169,279)	(9,097)	(18,463)	(16,016)

Total increase (decrease) in net assets	(160,953)	35,896	32,056	92,980
Net assets at beginning of year	186,161	150,265	461,505	368,525

Net assets at end of year	$25,208	$186,161	$493,561	$461,505

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MMS Sub-Account		M1A Sub-Account[2]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$23	$16	$—	$—
Net realized gains (losses)	—	—	293,591	27,811
Net change in unrealized appreciation/(depreciation)	—	—	(406,379)	353,934

Increase (decrease) in net assets from operations	23	16	(112,788)	381,745

Contract Owner Transactions:
Purchase payments received	722,281	427,311	—	242
Transfers between Sub-Accounts (including the Fixed Account), net	16,082,510	11,996,461	(1,162,112)	(3,939)
Withdrawals, surrenders and contract charges	(9,808,276)	(691,559)	10	(4,777)
Cost of insurance charges	(2,727,668)	(2,463,444)	(16,832)	(26,976)

Net accumulation activity	4,268,847	9,268,769	(1,178,934)	(35,450)

Total increase (decrease) in net assets	4,268,870	9,268,785	(1,291,722)	346,295
Net assets at beginning of year	89,535,945	80,267,160	1,291,722	945,427

Net assets at end of year	$93,804,815	$89,535,945	$—	$1,291,722

	RIS Sub-Account		SI1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$42,872	$45,582	$8,851	$8,601
Net realized gains (losses)	268,498	736,313	(205)	(334)
Net change in unrealized appreciation/(depreciation)	(453,052)	223,002	(7)	(5,177)

Increase (decrease) in net assets from operations	(141,682)	1,004,897	8,639	3,090

Contract Owner Transactions:
Purchase payments received	29,503	74,876	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(715,561)	(46,388)	—	—
Withdrawals, surrenders and contract charges	—	(3,488,608)	—	—
Cost of insurance charges	(54,156)	(93,775)	(11,526)	(11,195)

Net accumulation activity	(740,214)	(3,553,895)	(11,526)	(11,195)

Total increase (decrease) in net assets	(881,896)	(2,548,998)	(2,887)	(8,105)
Net assets at beginning of year	3,076,363	5,625,361	288,227	296,332

Net assets at end of year	$2,194,467	$3,076,363	$285,340	$288,227

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	TRS Sub-Account[3]		MFJ Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$273,804	$—	$167,641
Net realized gains (losses)	—	540,293	—	700,980
Net change in unrealized appreciation/(depreciation)	—	(191,712)	—	(435,669)

Increase (decrease) in net assets from operations	—	622,385	—	432,952

Contract Owner Transactions:
Purchase payments received	—	39,682	—	50,585
Transfers between Sub-Accounts (including the Fixed Account), net	—	(6,482,519)	—	(4,640,818)
Withdrawals, surrenders and contract charges	—	(2,456)	—	(44,836)
Cost of insurance charges	—	(62,285)	—	(73,786)

Net accumulation activity	—	(6,507,578)	—	(4,708,855)

Total increase (decrease) in net assets	—	(5,885,193)	—	(4,275,903)
Net assets at beginning of year	—	5,885,193	—	4,275,903

Net assets at end of year	$—	$—	$—	$—

	UTS Sub-Account[2]		MFE Sub-Account[2]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$92,258	$99,140	$1,474	$2,283
Net realized gains (losses)	118,509	829,756	31,328	7,432
Net change in unrealized appreciation/(depreciation)	(38,472)	(325,311)	(26,052)	6,935

Increase (decrease) in net assets from operations	172,295	603,585	6,750	16,650

Contract Owner Transactions:
Purchase payments received	120,631	169,912	1,113	—
Transfers between Sub-Accounts (including the Fixed Account), net	(1,120,752)	108,224	(28,152)	7,692
Withdrawals, surrenders and contract charges	(104,176)	(2,757,463)	(82,493)	—
Cost of insurance charges	(19,334)	(50,185)	(852)	(2,020)

Net accumulation activity	(1,123,631)	(2,529,512)	(110,384)	5,672

Total increase (decrease) in net assets	(951,336)	(1,925,927)	(103,634)	22,322
Net assets at beginning of year	951,336	2,877,263	103,634	81,312

Net assets at end of year	$—	$951,336	$—	$103,634

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MVS Sub-Account[2]		MV1 Sub-Account[2]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$341,889	$281,261	$34,109	$28,011
Net realized gains (losses)	1,511,262	2,025,570	132,629	57,470
Net change in unrealized appreciation/(depreciation)	(1,593,977)	833,033	(138,696)	228,306

Increase (decrease) in net assets from operations	259,174	3,139,864	28,042	313,787

Contract Owner Transactions:
Purchase payments received	204,744	133,433	1,633	3,267
Transfers between Sub-Accounts (including the Fixed Account), net	(10,588,356)	(627,947)	(1,178,908)	—
Withdrawals, surrenders and contract charges	(179,507)	(1,972,839)	3	—
Cost of insurance charges	(64,626)	(129,326)	(26,155)	(40,293)

Net accumulation activity	(10,627,745)	(2,596,679)	(1,203,427)	(37,026)

Total increase (decrease) in net assets	(10,368,571)	543,185	(1,175,385)	276,761
Net assets at beginning of year	10,368,571	9,825,386	1,175,385	898,624

Net assets at end of year	$—	$10,368,571	$—	$1,175,385

	SCB Sub-Account		SC3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$14,247	$20,484	$180,887	$712,062
Net realized gains (losses)	394,399	128,939	267,056	618,613
Net change in unrealized appreciation/(depreciation)	(298,697)	290,957	809,074	(712,151)

Increase (decrease) in net assets from operations	109,949	440,380	1,257,017	618,524

Contract Owner Transactions:
Purchase payments received	10,633	65,066	69,987	38,985
Transfers between Sub-Accounts (including the Fixed Account), net	410,040	181,086	(1,323,606)	(2,315,521)
Withdrawals, surrenders and contract charges	(429,358)	(181,331)	(180,481)	(1,266,090)
Cost of insurance charges	(24,563)	(25,184)	(110,298)	(203,601)

Net accumulation activity	(33,248)	39,637	(1,544,398)	(3,746,227)

Total increase (decrease) in net assets	76,701	480,017	(287,381)	(3,127,703)
Net assets at beginning of year	1,453,657	973,640	8,778,490	11,906,193

Net assets at end of year	$1,530,358	$1,453,657	$8,491,109	$8,778,490

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SDC Sub-Account		SGC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$263,930	$20,065	$39,800	$32,818
Net realized gains (losses)	82,931	42,166	487,960	591,768
Net change in unrealized appreciation/(depreciation)	(207,034)	80,561	(171,797)	231,967

Increase (decrease) in net assets from operations	139,827	142,792	355,963	856,553

Contract Owner Transactions:
Purchase payments received	483,555	180,401	132,075	95,590
Transfers between Sub-Accounts (including the Fixed Account), net	8,369,295	13,410,774	701,950	755,522
Withdrawals, surrenders and contract charges	(1,514,532)	(431,469)	(137,795)	(564,334)
Cost of insurance charges	(213,597)	(124,071)	(88,050)	(75,695)

Net accumulation activity	7,124,721	13,035,635	608,180	211,083

Total increase (decrease) in net assets	7,264,548	13,178,427	964,143	1,067,636
Net assets at beginning of year	15,147,486	1,969,059	3,281,128	2,213,492

Net assets at end of year	$22,412,034	$15,147,486	$4,245,271	$3,281,128

	VMG Sub-Account		NPP Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$17,380	$440	$571
Net realized gains (losses)	691,385	449,618	1,121	(2,753)
Net change in unrealized appreciation/(depreciation)	(676,111)	976,726	3,908	14,775

Increase (decrease) in net assets from operations	15,274	1,443,724	5,469	12,593

Contract Owner Transactions:
Purchase payments received	17,637	37,724	1,688	669
Transfers between Sub-Accounts (including the Fixed Account), net	(775,745)	(399,371)	614	2,251
Withdrawals, surrenders and contract charges	(58,413)	(2,346,026)	—	—
Cost of insurance charges	(27,628)	(79,161)	(963)	(799)

Net accumulation activity	(844,149)	(2,786,834)	1,339	2,121

Total increase (decrease) in net assets	(828,875)	(1,343,110)	6,808	14,714
Net assets at beginning of year	3,271,119	4,614,229	54,130	39,416

Net assets at end of year	$2,442,244	$3,271,119	$60,938	$54,130

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NMC Sub-Account		NAR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$472	$2,170
Net realized gains (losses)	6,078	3,053	29,026	426
Net change in unrealized appreciation/(depreciation)	(5,214)	342	(25,092)	43,564

Increase (decrease) in net assets from operations	864	3,395	4,406	46,160

Contract Owner Transactions:
Purchase payments received	1,843	1,079	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(115,879)	37,645
Withdrawals, surrenders and contract charges	(2,549)	(4,979)	(20,511)	—
Cost of insurance charges	(977)	(1,090)	(1,034)	(2,297)

Net accumulation activity	(1,683)	(4,990)	(137,424)	35,348

Total increase (decrease) in net assets	(819)	(1,595)	(133,018)	81,508
Net assets at beginning of year	12,215	13,810	179,526	98,018

Net assets at end of year	$11,396	$12,215	$46,508	$179,526

	NLM Sub-Account		OCF Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$7,455	$8,976	$5,676	$19,133
Net realized gains (losses)	(592)	(470)	291,928	66,585
Net change in unrealized appreciation/(depreciation)	(4,323)	(5,946)	(112,097)	423,863

Increase (decrease) in net assets from operations	2,540	2,560	185,507	509,581

Contract Owner Transactions:
Purchase payments received	806	436	15,033	20,343
Transfers between Sub-Accounts (including the Fixed Account), net	22,556	6,784	(754,155)	(32,107)
Withdrawals, surrenders and contract charges	—	—	(15,932)	(248,494)
Cost of insurance charges	(7,838)	(7,605)	(26,747)	(35,484)

Net accumulation activity	15,524	(385)	(781,801)	(295,742)

Total increase (decrease) in net assets	18,064	2,175	(596,294)	213,839
Net assets at beginning of year	415,968	413,793	2,086,252	1,872,413

Net assets at end of year	$434,032	$415,968	$1,489,958	$2,086,252

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OGS Sub-Account		OSC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$8,048	$20,415	$9,045	$7,763
Net realized gains (losses)	142,764	140,877	180,440	14,821
Net change in unrealized appreciation/(depreciation)	(134,096)	84,624	(56,047)	241,918

Increase (decrease) in net assets from operations	16,716	245,916	133,438	264,502

Contract Owner Transactions:
Purchase payments received	216,771	176,617	22,520	—
Transfers between Sub-Accounts (including the Fixed Account), net	(304,185)	59,323	87,806	217,117
Withdrawals, surrenders and contract charges	(99,014)	(752,456)	(6,140)	—
Cost of insurance charges	(33,556)	(40,005)	(25,697)	(23,720)

Net accumulation activity	(219,984)	(556,521)	78,489	193,397

Total increase (decrease) in net assets	(203,268)	(310,605)	211,927	457,899
Net assets at beginning of year	962,025	1,272,630	1,000,701	542,802

Net assets at end of year	$758,757	$962,025	$1,212,628	$1,000,701

	PCR Sub-Account		PMB Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,072	$32,025	$77,364	$94,814
Net realized gains (losses)	(1,817)	(440,320)	1,945	25,843
Net change in unrealized appreciation/(depreciation)	(38,569)	130,359	(7,318)	(282,948)

Increase (decrease) in net assets from operations	(39,314)	(277,936)	71,991	(162,291)

Contract Owner Transactions:
Purchase payments received	81,092	158,590	83,957	269,255
Transfers between Sub-Accounts (including the Fixed Account), net	(165,671)	7,086	(722,496)	(227,489)
Withdrawals, surrenders and contract charges	(56,243)	(1,279,368)	(63,256)	(76,453)
Cost of insurance charges	(10,919)	(60,385)	(32,397)	(45,131)

Net accumulation activity	(151,741)	(1,174,077)	(734,192)	(79,818)

Total increase (decrease) in net assets	(191,055)	(1,452,013)	(662,201)	(242,109)
Net assets at beginning of year	426,878	1,878,891	1,613,948	1,856,057

Net assets at end of year	$235,823	$426,878	$951,747	$1,613,948

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PRR Sub-Account		PTR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$322,476	$461,415	$751,141	$1,081,991
Net realized gains (losses)	(1,128,546)	399,520	(796,324)	493,262
Net change in unrealized appreciation/(depreciation)	1,623,304	(3,786,521)	1,539,835	(2,608,969)

Increase (decrease) in net assets from operations	817,234	(2,925,586)	1,494,652	(1,033,716)

Contract Owner Transactions:
Purchase payments received	262,894	494,771	757,287	1,163,866
Transfers between Sub-Accounts (including the Fixed Account), net	(7,448,257)	(6,181,017)	(4,929,568)	(10,127,222)
Withdrawals, surrenders and contract charges	(1,491,827)	(3,139,390)	(6,141,898)	(10,216,211)
Cost of insurance charges	(309,521)	(424,563)	(656,670)	(936,744)

Net accumulation activity	(8,986,711)	(9,250,199)	(10,970,849)	(20,116,311)

Total increase (decrease) in net assets	(8,169,477)	(12,175,785)	(9,476,197)	(21,150,027)
Net assets at beginning of year	24,912,908	37,088,693	37,912,290	59,062,317

Net assets at end of year	$16,743,431	$24,912,908	$28,436,093	$37,912,290

	SCP Sub-Account		RX1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$5,428	$56,551	$13	$—
Net realized gains (losses)	821,139	2,198,759	38	66
Net change in unrealized appreciation/(depreciation)	(718,443)	251,152	2,348	452

Increase (decrease) in net assets from operations	108,124	2,506,462	2,399	518

Contract Owner Transactions:
Purchase payments received	444,349	633,955	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(1,152,273)	(3,031,969)	(1)	12,267
Withdrawals, surrenders and contract charges	(136,475)	(3,396,062)	—	—
Cost of insurance charges	(100,286)	(180,249)	(6)	(79)

Net accumulation activity	(944,685)	(5,974,325)	(7)	12,188

Total increase (decrease) in net assets	(836,561)	(3,467,863)	2,392	12,706
Net assets at beginning of year	5,170,066	8,637,929	13,006	300

Net assets at end of year	$4,333,505	$5,170,066	$15,398	$13,006

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	TBC Sub-Account		REI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$8,186	$390,152	$439,741
Net realized gains (losses)	6,175,824	4,336,372	3,162,463	5,964,778
Net change in unrealized appreciation/(depreciation)	(3,405,829)	5,647,511	(1,994,898)	934,548

Increase (decrease) in net assets from operations	2,769,995	9,992,069	1,557,717	7,339,067

Contract Owner Transactions:
Purchase payments received	426,092	718,197	423,205	721,505
Transfers between Sub-Accounts (including the Fixed Account), net	(2,773,504)	(3,528,522)	(3,152,475)	3,804,907
Withdrawals, surrenders and contract charges	(2,828,405)	(2,560,263)	(1,871,247)	(10,874,917)
Cost of insurance charges	(349,230)	(411,621)	(326,361)	(527,723)

Net accumulation activity	(5,525,047)	(5,782,209)	(4,926,878)	(6,876,228)

Total increase (decrease) in net assets	(2,755,052)	4,209,860	(3,369,161)	462,839
Net assets at beginning of year	29,204,850	24,994,990	25,847,821	25,384,982

Net assets at end of year	$26,449,798	$29,204,850	$22,478,660	$25,847,821

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	RNA Sub-Account		USC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$—	$2,937
Net realized gains (losses)	1,255,205	1,352,687	122,109	557,094
Net change in unrealized appreciation/(depreciation)	(576,881)	1,114,640	(96,188)	(21,710)

Increase (decrease) in net assets from operations	678,324	2,467,327	25,921	538,321

Contract Owner Transactions:
Purchase payments received	1,088	748	103,345	152,198
Transfers between Sub-Accounts (including the Fixed Account), net	(1,008,098)	(1,035,262)	(481,106)	1,755,213
Withdrawals, surrenders and contract charges	(355,322)	—	—	(3,233,090)
Cost of insurance charges	(83,095)	(87,315)	(11,450)	(44,081)

Net accumulation activity	(1,445,427)	(1,121,829)	(389,211)	(1,369,760)

Total increase (decrease) in net assets	(767,103)	1,345,498	(363,290)	(831,439)
Net assets at beginning of year	8,415,504	7,070,006	934,702	1,766,141

Net assets at end of year	$7,648,401	$8,415,504	$571,412	$934,702

[1]	The activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for additional information on new and merged Sub-Accounts.
[2]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.
[3]	These Sub-Accounts were closed on August 16, 2013.
[4]	These Sub-Accounts commenced operation on August 16, 2013.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account G (the “Variable Account”) (formerly known as Sun Life of Canada (U.S.) Variable Account G) is a separate account of Delaware Life Insurance Company (the “Sponsor”), (formerly known as Sun Life Assurance Company of Canada (U.S.)). The Variable Account was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

There are three universal life insurance products in the Variable Account as follows: Corporate VUL (formerly known as Sun Life Corporate VUL), FuturitySM Corporate VUL, and Large Case VUL (formerly known as Sun Life Large Case VUL). The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On August 2, 2013, after receiving all required regulatory approvals, Sun Life Financial Inc. (“SLF”), the Sponsor’s former indirect parent company, and Delaware Life Holdings, LLC (“DLH”) concluded the sale of SLF’s domestic U.S. in-force annuities business and certain life insurance businesses to DLH, a Delaware limited liability company (the “Sale Transaction”). As part of the Sale Transaction, DLH acquired all of the issued and outstanding shares of the Sponsor. The Sale Transaction was effective August 1, 2013.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
FTI	Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2)	May 1, 2014
FTG	Franklin Templeton VIP Templeton Growth Securities Fund (Class 2)	May 1, 2014
TFS	Franklin Templeton VIP Templeton Foreign Securities Fund (Class 1)	May 1, 2014
TSF	Franklin Templeton VIP Templeton Growth Securities Fund (Class 1)	May 1, 2014
FSS	Franklin Templeton VIP Mutual Shares Securities Fund (Class 1)	May 1, 2014
FSC	Franklin Templeton VIP Franklin Small-Mid Cap Growth Securities Fund (Class 1)	May 1, 2014
FRE	Franklin Templeton VIP Franklin Global Real Estate Securities Fund (Class 1)	May 1, 2014
GS3	Goldman Sachs VIT Structured U.S. Equity Fund (I Shares)	May 1, 2014
001	DWS Large Cap Value VIP (Class A)	August 11, 2014
SSI	DWS Small Cap Index VIP—Class A	August 11, 2014
SCV	DWS Small Mid Cap Value VIP Class A	August 11, 2014
SSC	DWS Small Cap Index VIP—Class B	August 11, 2014

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION (CONTINUED)

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
UTS	NNB	August 11, 2014
MFE	NNC	August 11, 2014
MVS	FFO	August 11, 2014
MV1	FFP	August 11, 2014
M1A	TND	August 11, 2014

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
NNB, NNC	August 11, 2014
GGC, GGE	August 16, 2013
FFG, FFI	April 30, 2012
FFK, TEG, FFL	August 20, 2012
FFM, FFO, FFJ, FFQ, HYS	December 10, 2012
001	May 1, 2011
AAH	May 1, 2011
FE3	January 1, 2010
PMB	January 1, 2010
SC7	January 1, 2010

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
301, 307, 306, 305, BLG, SGI, LRI, BDS, PCR, NNG	2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2014. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Valuation and Transactions (Continued)

determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account.” The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Withdrawals and surrenders line on the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting for Uncertain Tax Provisions (Continued)

is held harmless by its former parent in accordance with the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2014.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2014 noting there are no subsequent events requiring accounting adjustments or disclosure.

New and Adopted Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946. The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company. ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting. The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The Variable Account adopted ASU 2013-08 on January 1, 2014. The Variable Account is characterized as an investment company under ASU 2013-08. The adoption did not have a significant impact on the Variable Account’s financial statements.

In January 2013, FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This ASU clarifies the scope of offsetting disclosure requirements in ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”. Under ASU 2013-01, the disclosure requirements would apply to derivative instruments accounted for in accordance with ASC 815 “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement. Entities with other types of financial assets and financial liabilities subject to a master netting arrangement or similar agreement also are affected because these amendments make them no longer subject to the disclosure requirements in ASU No. 2011-11.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

Effective January 1, 2013, companies are required to disclose (a) gross amounts of recognized assets and liabilities; (b) gross amounts offset in the statement of financial position; (c) net amounts of assets and liabilities presented in the statement of financial position; (d) gross amount subject to enforceable master netting agreement not offset in the statements of financial position; and (e) net amounts after deducting (d) from (c). The disclosure should be presented in tabular format (unless another format is more appropriate) separately for assets and liabilities. The intent of the new disclosure is to enable users of financial statements to understand the effect of those arrangements on its financial position and to allow investors to better compare financial statements prepared under GAAP with financial statements prepared under International Financial Reporting Standards. The Variable Account adopted ASU 2013-01 on January 1, 2013 and the adoption did not have a significant impact on the Variable Account’s financial statements.

On January 1, 2013, the Variable Account adopted the amendments to ASU 2012-04, “Technical Corrections and Improvements”, that are subject to transition guidance. The adoption did not impact the Variable Account’s financial statements or disclosures.

Accounting Pronouncements Not Yet Adopted

In August 2014, FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which is in connection with preparing financial statements for each annual and interim reporting period. An entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). The amendments in ASU 2014-15 are effective for an entity’s annual reporting period in fiscal years that end after December 15, 2016. Earlier application is prohibited. The Variable Account will adopt ASU 2014-15 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

3. FAIR VALUE MEASUREMENTS (CONTINUED)

value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2014, the $536 million net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2014. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor and are shown within the Statements of Changes in Net Assets under “Cost of insurance charges” line item. As of December 31, 2014, the deduction is at an effective annual rate based on assets as follows:

	Years 1 - 10		Years 11 - 20		Years 21+
FuturitySM Corporate VUL		0.40%		0.25%		0.20%
Corporate VUL		0.60%		0.20%		0.10%
Large Case VUL	≤	0.50%	≤	0.10%	≤	0.10%

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load. The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%. The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium. For the Large Case VUL product, these expense charges consist of only the premium expense load. The premium expense load is 7.50% of the premium up to target premium and 2.50% of the premium in excess of the target premium.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Administration charges

At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter. For the Large Case VUL products, the monthly charge is $5.00 per policy for each policy month. These charges are reported in the Statement of Changes in Net Asset as part of “Withdrawals, surrenders and contract charges”.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 or 2001 Commissioners Standard Ordinary Mortality Tables, depending on the policy investment start date. These charges are reflected in the Statement of Changes in Net Assets under the “Cost of insurance charges” line item.

Other Contract Charges

The Large Case VUL products also charges a deferred expense load applied to the premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct from the premium payment.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Purchases	Sales
AL4	$42,788	$7,642
AL3	873,220	817,960
AN2	26	3,190
AN3	60,356	26,541
AN4	97,510	537,551
IVP	355,883	871,991
AN5	320,648	48,321
ASM	239,629	585,933
308	568,193	1,220,719
301	6,441	3,726
304	97,128	1,004,887
307	52,064	34,525

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
306	54,183	55,559
303	751,327	2,870,225
302	69,856	256,820
305	72,888	90,519
300	7,110,666	9,156,695
BLG	106,867	177,709
MSV	5,263	4,366
NNG	89,400	65,104
NMI	6,119	1,010
DRS	2,113,657	1,587,505
DSV	3,704,828	1,786,179
DGO	754,008	366,485
001	10,692	1,978
SSI	190,218	189,203
SSC	207,906	213,095
SCV	218,173	646,072
DMC	30,251	79,646
DTG	63,567	43,006
DSI	8,094,479	16,676,754
DCA	808,210	564,373
DSC	20,950	1,515,141
DGI	4,727	2,469
DQB	5,071	189,439
FVI	388,948	245,246
FCN	1,346,714	1,612,253
FL1	94,366	866,258
FE3	645,225	341,920
FF1	538,773	1,056,493
FF2	1,881,613	2,119,541
FF3	724,826	1,195,975
FVG	65,867	32,491
FGP	33,961	39,644
FL3	150,430	251,970
FHI	471,791	1,220,834
FIP	1,357	586
FIG	10,406,193	4,488,534
FMC	2,494,780	4,244,003
FL5	21,326,026	63,191,388
FOF	175,105	37,944
FL2	66,478	67,969
SGI	326,304	326,761
TFS	1,766,711	995,739
FTI	36,479	19,065
TSF	252,958	2,056,272

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FTG	1,190	6,896
FSS	11,726	3,602
FSC	1,057,065	661,877
FRE	12,511	81,854
GS7	—	194,658
GS3	14,856	17,693
FFG	4,751	27,647
VCP	1,124,993	119,288
AI3	10,637	4,797
VGI	570,470	388,778
AI4	914,919	252,546
A22	512,871	138,562
FFI	3,141	1,555
ASC	6,029	13,813
AI6	4,350	1,358
MVP	4,259,048	5,887,658
JM7	174,433	2,612,006
JP6	175,648	72,671
JP4	3,889	11,164
LRI	3,661,518	1,157,919
LA3	43,084	14,698
GGC	1,358,292	1,031,452
GGE	244,145	249,529
FFL	138,467	17,796
TEG	83,834	25,865
FFJ	361,539	926,453
FFK	74,394	15,907
TND	1,419,269	11,820
FFQ	353,851	371,789
FFM	69,412	719,623
NNB	1,788,961	28,843
NNC	29,614	1,947
FFO	13,624,374	2,195,724
FFP	1,233,785	20,448
MIT	1,095	1,301
MFL	8,328	18,948
BDS	367,147	67,284
MF7	17,591	30,098
RG1	8,308	15,690
EME	869,371	2,752,086
GGR	3,167	2,959
RE1	9,443	36,485
GSS	3,200,253	1,345,128
MFK	91,374	405,607

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
HYS	2,575,631	2,437,620
MFC	8,360	4,430
IGS	4,258,940	4,079,190
IG1	142,926	89,510
MII	3,835,319	4,460,609
MIS	4,427	171,712
M1B	40,937	18,464
MMS	26,867,349	22,598,479
M1A	363,532	1,178,934
RIS	420,957	1,094,616
SI1	8,850	11,525
UTS	975,587	1,856,147
MFE	5,188	111,497
MVS	4,030,614	13,104,367
MV1	174,486	1,205,058
SCB	697,620	459,713
SC3	702,114	2,065,625
SDC	10,575,001	3,104,712
SGC	1,957,079	871,535
VMG	1,239,219	1,793,144
NPP	3,937	2,158
NMC	6,281	3,525
NAR	9,042	144,745
NLM	30,151	7,172
OCF	329,937	1,075,158
OGS	283,421	462,525
OSC	386,574	153,727
PCR	96,632	247,301
PMB	419,144	1,057,044
PRR	3,344,581	12,008,816
PTR	9,788,241	20,007,949
SCP	1,303,469	1,742,343
RX1	50	44
TBC	11,990,119	17,515,166
REI	6,427,710	10,964,436
RNA	1,087,878	1,464,610
USC	218,662	523,371

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2014 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL4	2,202	395	1,807
AL3	52,121	58,239	(6,118)
AN2	2	203	(201)
AN3	2,603	1,255	1,348
AN4	3,219	18,117	(14,898)
IVP	32,752	85,539	(52,787)
AN5	6,774	1,437	5,337
ASM	11,198	35,114	(23,916)
308	26,687	57,437	(30,750)
301	28	269	(241)
304	1,774	44,889	(43,115)
307	2,390	1,701	689
306	2,357	2,447	(90)
303	28,072	120,372	(92,300)
302	2,604	11,380	(8,776)
305	2,283	4,696	(2,413)
300	370,583	496,829	(126,246)
BLG	5,543	10,982	(5,439)
MSV	149	177	(28)
NNG	4,142	4,325	(183)
NMI	571	96	475
DRS	93,196	75,138	18,058
DSV	119,836	73,572	46,264
DGO	25,264	14,109	11,155
001	704	141	563
SSI	5,613	8,266	(2,653)
SSC	2,736	6,825	(4,089)
SCV	11,459	29,414	(17,955)
DMC	1,057	3,743	(2,686)
DTG	2,370	1,756	614
DSI	435,347	963,874	(528,527)
DCA	34,568	29,067	5,501
DSC	1,039	73,940	(72,901)
DGI	220	122	98
DQB	103	8,628	(8,525)
FVI	13,381	11,267	2,114
FCN	26,440	39,893	(13,453)
FL1	1,846	29,102	(27,256)
FE3	22,914	22,227	687
FF1	34,966	72,447	(37,481)
FF2	119,842	141,508	(21,666)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
FF3	44,852	79,900	(35,048)
FVG	2,970	1,624	1,346
FGP	1,245	1,488	(243)
FL3	7,024	11,290	(4,266)
FHI	21,631	59,542	(37,911)
FIP	36	18	18
FIG	412,145	192,446	219,699
FMC	134,187	229,676	(95,489)
FL5	2,089,239	5,619,180	(3,529,941)
FOF	9,073	2,133	6,940
FL2	2,456	2,922	(466)
SGI	15,889	17,592	(1,703)
TFS	83,540	48,621	34,919
FTI	1,022	701	321
TSF	4,662	71,638	(66,976)
FTG	17	250	(233)
FSS	243	182	61
FSC	38,498	30,609	7,889
FRE	981	6,711	(5,730)
GS7	—	9,595	(9,595)
GS3	404	777	(373)
FFG	252	1,964	(1,712)
VCP	53,563	6,145	47,418
AI3	346	181	165
VGI	12,482	19,090	(6,608)
AI4	31,286	8,676	22,610
A22	19,614	7,739	11,875
FFI	223	112	111
ASC	245	855	(610)
AI6	231	86	145
MVP	223,441	315,730	(92,289)
JM7	1,534	194,763	(193,229)
JP6	3,800	2,631	1,169
JP4	118	444	(326)
LRI	192,663	65,061	127,602
LA3	1,447	665	782
GGC	95,726	97,911	(2,185)
GGE	2,235	22,187	(19,952)
FFL	7,147	1,230	5,917
TEG	2,380	1,794	586
FFJ	1,575	65,087	(63,512)
FFK	2,118	1,086	1,032
TND	116,211	1,173	115,038

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
FFQ	22,582	36,876	(14,294)
FFM	4,442	50,398	(45,956)
NNB	170,142	3,759	166,383
NNC	2,803	196	2,607
FFO	923,773	151,743	772,030
FFP	118,036	1,954	116,082
MIT	35	60	(25)
MFL	—	802	(802)
BDS	9,012	4,936	4,076
MF7	599	1,656	(1,057)
RG1	—	1,028	(1,028)
EME	70,175	207,231	(137,056)
GGR	87	84	3
RE1	104	1,740	(1,636)
GSS	131,368	67,853	63,515
MFK	4,703	23,990	(19,287)
HYS	211,871	223,963	(12,092)
MFC	75	171	(96)
IGS	227,662	258,263	(30,601)
IG1	65	3,692	(3,627)
MII	275,067	334,842	(59,775)
MIS	139	9,835	(9,696)
M1B	—	848	(848)
MMS	2,141,439	1,822,814	318,625
M1A	—	41,985	(41,985)
RIS	18,758	54,362	(35,604)
SI1	—	640	(640)
UTS	17,270	39,612	(22,342)
MFE	28	2,799	(2,771)
MVS	144,156	742,067	(597,911)
MV1	67	48,843	(48,776)
SCB	25,085	26,412	(1,327)
SC3	14,398	54,533	(40,135)
SDC	908,183	287,675	620,508
SGC	91,768	57,052	34,716
VMG	35,102	66,398	(31,296)
NPP	143	87	56
NMC	62	117	(55)
NAR	329	6,505	(6,176)
NLM	1,389	466	923
OCF	16,369	61,686	(45,317)
OGS	11,281	20,904	(9,623)
OSC	8,976	5,709	3,267

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
PCR	9,542	22,953	(13,411)
PMB	20,373	60,497	(40,124)
PRR	202,115	686,327	(484,212)
PTR	565,524	1,131,289	(565,765)
SCP	48,616	100,137	(51,521)
RX1	—	1	(1)
TBC	622,128	871,352	(249,224)
REI	237,640	425,269	(187,629)
RNA	7,642	73,977	(66,335)
USC	7,696	29,391	(21,695)

The changes in units outstanding for the year ended December 31, 2013 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL4	21,554	124,513	(102,959)
AL3	58,389	146,642	(88,253)
AN2	653	92	561
AN3	3,296	1,721	1,575
AN4	6,070	10,028	(3,958)
IVP	16,083	61,975	(45,892)
AN5	2,793	1,285	1,508
ASM	74,171	177,254	(103,083)
308	53,764	4,270	49,494
301	1,245	331	914
304	5,104	72,284	(67,180)
307	1,651	1,000	651
306	—	51,442	(51,442)
303	157,476	341,204	(183,728)
302	961	306	655
305	106,928	197,709	(90,781)
300	369,797	1,200,514	(830,717)
BLG	244,863	346,524	(101,661)
MSV	220	87	133
NNG	—	73,139	(73,139)
NMI	670	97	573
DRS	88,707	137,268	(48,561)
DSV	132,409	259,291	(126,882)
DGO	13,486	17,468	(3,982)
DMC	9,816	3,919	5,897
DTG	6,183	193	5,990
DSI	1,068,188	2,706,829	(1,638,641)
DCA	11,294	25,953	(14,659)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
DSC	336	1,929	(1,593)
DGI	143	132	11
DQB	76	345	(269)
001	883	148	735
SSI	23,812	473,861	(450,049)
SSC	214	16,636	(16,422)
SCV	12,996	18,914	(5,918)
FVI	7,864	17,278	(9,414)
FCN	34,211	224,485	(190,274)
FL1	8,480	10,953	(2,473)
FE3	23,951	57,893	(33,942)
FF1	72,193	83,862	(11,669)
FF2	134,430	72,536	61,894
FF3	113,377	99,284	14,093
FVG	1,854	55,455	(53,601)
FGP	2,977	23,749	(20,772)
FL3	6,299	3,330	2,969
FHI	22,896	82,429	(59,533)
FIP	23	19	4
FIG	467,022	451,879	15,143
FMC	125,123	202,785	(77,662)
FL5	5,546,246	4,047,274	1,498,972
FOF	2,009	21,874	(19,865)
FL2	1,106	16,210	(15,104)
SGI	20,977	1,965	19,012
FRE	2,308	5,748	(3,440)
FSC	6,710	7,566	(856)
FSS	10,975	78,871	(67,896)
TFS	56,465	18,668	37,797
FTI	2,200	1,845	355
TSF	7,506	55,286	(47,780)
FTG	28	70	(42)
GS7	6,991	197	6,794
GS3	540	895	(355)
FFG	205	2,040	(1,835)
VCP	156	49	107
AI3	325	195	130
VGI	26,123	21,546	4,577
AI4	3,272	14,581	(11,309)
A22	24,188	13,758	10,430
FFI	276	120	156
ASC	534	299	235
AI6	340	98	242

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MVP	158,607	375,604	(216,997)
JM7	359	6,222	(5,863)
JP6	67	3,265	(3,198)
JP4	336	644	(308)
LRI	64,241	127,204	(62,963)
LA3	600	582	18
GGC	695,623	20,657	674,966
GGE	464,789	7,052	457,737
FFL	657	1,312	(655)
TEG	5,467	3,353	2,114
FFJ	44,425	21,577	22,848
FFK	—	1,086	(1,086)
FFQ	30,177	48,569	(18,392)
FFM	6,846	12,261	(5,415)
FFO	47,110	137,186	(90,076)
MF9	24	67	(43)
MFL	82	828	(746)
MFS	344,501	3,078	341,423
MF7	805	1,328	(523)
RG1	—	1,045	(1,045)
EME	56,842	41,003	15,839
GGR	52	79	(27)
RES	13	247	(234)
RE1	1,673	3,435	(1,762)
MF6	74,885	68,553	6,332
MFK	4,877	7,128	(2,251)
MF3	216,015	308,005	(91,990)
MFC	79	176	(97)
IGS	305,123	491,863	(186,740)
IG1	70	3,775	(3,705)
IGI	424,316	824,359	(400,043)
M11	117	696	(579)
M1B	—	863	(863)
MMS	1,543,933	852,333	691,600
M1A	9	1,375	(1,366)
RIS	21,011	199,988	(178,977)
SI1	—	649	(649)
TRS	17,526	260,207	(242,681)
MFJ	5,395	246,265	(240,870)
MF5	12,881	72,037	(59,156)
MFE	261	105	156
EIS	251,326	391,854	(140,528)
MV1	151	1,896	(1,745)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
SCB	16,036	13,686	2,350
SC3	150,276	254,394	(104,118)
SDC	1,224,102	71,334	1,152,768
SGC	90,040	74,654	15,386
VMG	98,159	207,935	(109,776)
NPP	447	345	102
NMC	43	250	(207)
NAR	4,430	2,417	2,013
NLM	433	456	(23)
OCF	9,654	29,201	(19,547)
OGS	20,031	48,783	(28,752)
OSC	11,366	2,065	9,301
PCR	54,141	168,586	(114,445)
PMB	38,548	45,536	(6,988)
PRR	360,659	849,673	(489,014)
PTR	773,844	1,836,626	(1,062,782)
SCP	229,994	572,736	(342,742)
RX1	886	6	880
TBC	751,643	1,055,496	(303,853)
REI	639,423	909,886	(270,463)
RNA	916	63,592	(62,676)
USC	137,285	216,825	(79,540)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
AL4
2014	20,581	$20.2508	$416,764	0.00%	8.01%
2013	18,774	18.7488	351,987	0.06	35.84
2012	121,733	13.8021	1,680,165	—	16.21
2011	109,112	11.8770	1,295,919	0.37	(8.27)
2010	103,487	12.9484	1,339,985	—	19.38

AL3
2014	89,529	15.5440	1,391,642	—	0.44
2013	95,647	15.4764	1,480,272	—	34.26
2012	183,900	11.5272	2,119,848	—	12.50
2011	126,039	10.2464	1,291,451	—	(3.18)
2010	102,278	10.5833	1,082,432	—	25.29

AN2
2014	360	17.3350	6,253	—	4.81
2013	561	16.5400	9,198	0.02	22.93
2012	—	13.4552	11	—	13.24
2011	645	11.8819	7,597	0.33	(23.41)
2010	907	15.5134	13,987	1.95	18.58

AN3
2014	17,489	23.9794	419,468	1.15	9.29
2013	16,141	21.9410	354,237	1.18	34.59
2012	14,566	16.3019	237,519	1.77	17.24
2011	8,205	13.9042	114,150	1.09	6.07
2010	6,510	13.1086	85,395	—	12.80

AN4
2014	59,906	29.4980	1,767,632	—	(1.42)
2013	74,804	29.9214	2,238,780	0.73	13.32
2012	78,762	26.4042	2,080,114	1.41	15.24
2011	70,973	22.9132	1,626,612	2.79	(16.04)
2010	75,032	27.2919	2,048,238	1.78	12.61

IVP
2014	74,191	9.6215	713,819	2.78	(6.21)
2013	126,978	10.25864	1,302,603	5.91	23.00
2012	172,870	8.34011	1,441,743	1.33	14.53
2011	879,184	7.28190	6,402,124	4.42	(19.25)
2010	673,140	9.01794	6,070,326	2.39	4.59

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
AN5
2014	23,039	$34.7257	$800,046	—%	(2.08	) %
2013	17,702	35.4620	627,763	—	45.33
2012	16,194	24.4005	395,140	—	14.73
2011	21,449	21.2676	456,172	—	4.20
2010	20,168	20.4098	411,625	—	36.59

ASM
2014	5,679	17.6112	100,010	1.10	9.20
2013	29,595	16.1278	477,298	0.77	38.06
2012	132,678	11.6819	1,549,930	0.52	18.75
2011	142,642	9.8376	1,403,256	0.44	(8.39)
2010	118,930	10.7386	1,277,133	0.64	26.91

308
2014	69,615	23.3401	1,624,834	2.45	15.36
2013	100,365	20.2324	2,030,620	2.53	33.00
2012	50,871	15.2124	773,867	2.21	13.88
2011	40,466	13.3579	540,545	3.13	(0.90)
2010	11,047	13.4795	148,912	2.73	12.33

301
2014	21,781	14.1747	308,732	1.96	5.28
2013	22,022	13.4641	296,504	1.84	(2.16)
2012	21,108	13.7611	290,467	8.34	5.37
2011	2,163	13.0593	28,243	3.83	6.10
2010	1,306	12.3082	16,076	2.91	6.24

304
2014	10,139	22.9485	232,685	0.83	2.31
2013	53,254	22.4296	1,194,458	1.26	29.18
2012	120,434	17.3635	2,091,161	0.88	22.56
2011	121,572	14.1671	1,722,316	2.01	(8.89)
2010	56,267	15.5487	874,877	1.43	11.75

307
2014	3,096	22.2140	68,770	3.82	5.64
2013	2,407	21.0281	50,613	3.72	22.53
2012	1,756	17.1610	30,142	5.81	17.56
2011	238	14.5981	3,472	8.92	(4.85)
2010	2	15.3426	30	—	22.02

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
306
2014	7,999	$23.0056	$184,020	0.12%	2.12%
2013	8,089	22.5273	182,229	0.93	28.28
2012	59,531	17.5613	1,045,450	1.37	18.18
2011	69,208	14.8601	1,028,429	0.98	(19.14)
2010	70	18.3784	1,295	1.89	19.52

303
2014	18,572	24.6646	458,144	0.22	8.51
2013	110,872	22.7304	2,520,242	0.66	30.10
2012	294,600	17.4713	5,147,112	0.69	17.89
2011	472,679	14.8199	7,005,121	0.72	(4.28)
2010	84,705	15.4821	1,311,456	0.85	17.58

302
2014	4,007	23.4892	94,125	1.35	10.63
2013	12,783	21.2313	271,405	1.43	33.50
2012	12,128	15.9037	192,888	1.65	17.48
2011	13,088	13.5371	177,189	1.62	(1.83)
2010	10,371	13.7895	143,024	1.68	11.43

305
2014	25,927	19.1679	496,964	5.67	0.63
2013	28,340	19.0472	539,786	2.99	6.60
2012	119,121	17.8674	2,128,382	7.89	13.70
2011	105,086	15.7141	1,651,342	7.56	1.92
2010	109,972	15.4181	1,695,563	37.73	14.52

300
2014	860,495	18.3171	15,761,751	1.37	(2.65)
2013	986,741	18.8163	18,566,769	1.24	21.63
2012	1,817,458	15.4695	28,115,209	1.74	17.91
2011	1,296,314	13.1201	17,007,825	1.70	(13.96)
2010	1,297,386	15.2495	19,784,494	3.75	7.23

BLG
2014	11,254	16.7426	188,427	1.78	2.11
2013	16,693	16.3967	273,714	0.21	14.76
2012	118,354	14.2882	1,691,066	7.08	10.28
2011	9,098	12.9562	117,869	2.71	(3.49)
2010	1,297,386	15.2495	19,784,494	3.75	7.23

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MSV
2014	980	$23.1454	$22,670	0.26%	5.22%
2013	1,008	21.9969	22,160	0.57	42.40
2012	875	15.4471	13,496	0.01	13.54
2011	256,733	13.6050	3,492,853	0.40	(2.43)
2010	259,932	13.9432	3,624,282	0.57	28.69

NNG
2014	11,753	17.1391	201,432	0.21	9.42
2013	11,936	15.6634	186,961	0.11	35.64
2012	85,075	11.5477	982,418	0.82	12.24
2011	77,574	10.2887	798,136	1.48	(2.64)
2010	2,182	10.5677	23,054	—	19.64

NMI
2014	3,028	10.4477	31,637	0.03	(5.09)
2013	2,553	11.0084	28,104	0.48	20.39
2012	1,980	9.1435	18,102	1.29	17.62
2011	1,604	7.7738	12,467	0.86	(16.18)
2010	1,319	9.2748	12,226	0.78	13.73

DRS
2014	196,967	28.6579	5,644,657	1.34	29.46
2013	178,909	22.1364	3,960,399	1.61	2.14
2012	227,470	21.6723	4,929,807	1.64	16.94
2011	212,438	18.5328	3,937,067	1.74	10.96
2010	188,116	16.7024	3,141,998	2.18	26.99

DSV
2014	304,016	27.7724	8,443,186	0.55	5.86
2013	257,752	26.2340	6,761,828	0.81	33.51
2012	384,634	19.6500	7,558,049	0.57	13.90
2011	295,654	17.2514	5,100,408	0.52	(1.33)
2010	366,770	17.4841	6,412,622	0.64	32.27

DGO
2014	30,532	31.4642	960,662	0.06	3.15
2013	19,377	30.5038	591,083	0.02	41.32
2012	23,359	21.5842	504,191	0.23	11.02
2011	22,219	19.4415	431,962	0.97	8.13
2010	20,833	17.9797	374,568	—	36.32

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
001
2014	4,114	$14.7256	$60,587	1.75%	10.72%
2013	3,551	13.3003	47,235	2.09	30.89
2012	2,816	10.1612	28,614	2.36	9.79
2011	4,606	9.2554	42,629	—	(7.45)

SSI
2014	37,562	23.6684	888,959	1.01	4.74
2013	40,215	22.5969	908,660	1.88	38.64
2012	490,264	16.2993	7,990,918	0.88	16.25
2011	486,857	14.0208	6,826,101	0.77	(4.41)
2010	382,614	14.6684	5,612,273	0.95	26.39

SSC
2014	64,147	32.2408	2,068,264	0.72	4.47
2013	68,236	30.8599	2,105,857	1.42	38.31
2012	84,658	22.3127	1,889,019	0.66	15.88
2011	94,626	19.2553	1,822,105	0.58	(4.58)
2010	96,002	20.1786	1,937,256	0.64	26.11

SCV
2014	13,578	24.1515	328,656	1.11	5.53
2013	31,533	22.8868	722,382	0.97	35.24
2012	37,451	16.9231	634,309	1.21	13.77
2011	60,954	14.8755	907,177	1.04	(6.08)
2010	58,022	15.8383	919,446	1.19	23.07

DMC
2014	29,798	23.4792	699,637	1.01	12.09
2013	32,484	20.9467	680,427	1.38	34.99
2012	26,587	15.5170	412,545	0.44	19.67
2011	52,847	12.9660	685,214	0.47	0.39
2010	48,380	12.9150	624,819	0.27	27.10

DTG
2014	6,604	25.2097	166,474	—	6.82
2013	5,990	23.5994	141,355	—	32.80
2012	—	17.7702	5	—	15.62
2011	1,612	15.3691	24,778	—	(7.78)
2010	474	16.6660	7,907	—	29.93

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
DSI
2014	1,932,111	$19.6547	$37,983,425	1.71%	13.42%
2013	2,460,638	17.3285	42,646,575	1.76	32.03
2012	4,099,279	13.1250	53,808,548	1.98	15.74
2011	4,539,472	11.3403	51,483,789	2.47	1.88
2010	5,528,792	11.1313	61,547,028	1.83	14.84

DCA
2014	129,640	24.0501	3,117,875	1.87	8.09
2013	124,139	22.2498	2,762,087	1.94	21.10
2012	138,798	18.3726	2,550,095	3.63	10.43
2011	128,846	16.6373	2,143,643	1.72	9.01
2010	121,903	15.2620	1,860,475	1.98	15.32

DSC
2014	6,358	21.0162	132,948	—	1.59
2013	79,259	20.6863	1,638,916	—	48.55
2012	80,852	13.9258	1,125,475	—	20.56
2011	81,354	11.5506	939,309	0.39	(13.85)
2010	92,107	13.4067	1,234,420	0.74	31.15

DGI
2014	1,620	21.3994	34,664	0.80	10.07
2013	1,522	19.4408	29,574	0.92	36.78
2012	1,511	14.2129	21,476	1.48	18.07
2011	1,530	12.0374	18,407	1.29	(2.79)
2010	1,487	12.3834	18,410	1.28	18.61

DQB
2014	606	22.1685	13,421	2.48	4.79
2013	9,131	21.1544	193,156	2.82	(1.54)
2012	9,400	21.4860	201,960	3.22	7.00
2011	9,536	20.0810	190,937	3.35	7.03
2010	9,641	18.7618	180,877	3.87	8.38

FVI
2014	38,573	22.3556	862,307	1.37	10.26
2013	36,459	20.2755	739,200	1.48	19.66
2012	45,873	16.9444	777,270	2.61	15.07
2011	2,377	14.7253	34,987	2.58	(3.61)
2010	1,184	15.2775	18,082	0.66	18.07

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FCN
2014	214,859	$45.9841	$9,879,833	0.97%	11.94%
2013	228,312	41.0780	9,378,346	0.70	31.29
2012	418,586	31.2889	13,096,914	1.05	16.42
2011	590,441	26.8768	15,868,988	0.94	(2.53)
2010	640,934	27.5731	17,672,382	1.34	17.22

FL1
2014	48,654	32.7703	1,595,396	0.67	11.65
2013	75,910	29.3497	2,228,815	0.83	30.95
2012	78,383	22.4125	1,757,433	0.94	16.14
2011	115,299	19.2978	2,225,587	0.80	(2.78)
2010	114,748	19.8504	2,278,392	1.05	16.93

FE3
2014	394,757	15.3345 to 29.5352	7,974,911	2.86	8.72
2013	394,070	14.1048 to 27.1668	7,339,579	2.56	28.15
2012	428,012	11.0067 to 21.1997	6,113,279	3.32	17.31
2011	351,319	9.3828 to 18.0719	4,487,819	2.55	0.97
2010	355,334	17.8980	4,498,300	2.13	15.15

FF1
2014	62,867	15.7892	992,615	1.73	4.70
2013	100,348	15.0803	1,513,277	1.96	14.41
2012	112,017	13.1808	1,476,482	2.49	12.23
2011	76,011	11.7447	892,730	3.46	(0.36)
2010	35,019	11.7866	412,753	2.64	13.09

FF2
2014	164,785	15.6832	2,584,360	1.55	4.82
2013	186,451	14.9613	2,789,559	1.84	16.01
2012	124,557	12.8961	1,606,299	2.68	13.38
2011	56,245	11.3741	639,731	2.51	(1.03)
2010	29,881	11.4927	343,418	3.94	14.49

FF3
2014	62,555	15.9704	999,026	1.70	4.96
2013	97,603	15.2164	1,485,167	1.50	21.66
2012	83,510	12.5071	1,044,462	2.72	15.58
2011	41,548	10.8210	449,591	2.72	(2.60)
2010	29,162	11.1094	323,973	2.73	16.08

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FVG
2014	14,701	$21.7295	$319,452	1.99%	10.47%
2013	13,355	19.6698	262,686	1.46	33.56
2012	66,956	14.7269	986,054	2.12	18.56
2011	73,170	12.4209	908,838	2.08	1.61
2010	57,270	12.2243	700,085	0.80	14.87

FGP
2014	2,188	29.0911	63,946	0.17	11.30
2013	2,431	26.1381	63,788	0.10	36.34
2012	23,203	19.1719	445,026	0.67	14.69
2011	6,956	16.7165	116,431	0.19	0.20
2010	16,280	16.6827	271,762	0.26	24.17

FL3
2014	74,750	22.9201	1,713,251	0.00	11.01
2013	79,016	20.6463	1,631,368	0.05	36.00
2012	76,047	15.1812	1,154,469	0.38	14.40
2011	70,297	13.2700	932,824	0.13	(0.03)
2010	62,726	13.2743	832,624	0.03	23.86

FHI
2014	30,769	19.9694	614,617	3.25	1.16
2013	68,680	19.7413	1,356,008	5.44	5.95
2012	128,213	18.6332	2,389,188	8.27	14.23
2011	81,700	16.3123	1,332,860	8.47	4.03
2010	65,026	15.6803	1,019,761	5.80	13.82

FIP
2014	464	32.7892	15,112	1.71	13.57
2013	446	28.8713	12,831	1.96	32.24
2012	442	21.8321	9,627	1.66	15.92
2011	1,406	18.8345	26,371	2.00	2.04
2010	1,399	18.4582	25,767	1.59	15.02

FIG
2014	1,016,255	24.4584	24,855,987	2.75	5.83
2013	796,556	23.1116	18,409,666	2.33	(1.78)
2012	781,413	23.5298	18,386,495	2.77	5.90
2011	1,120,046	22.2193	24,886,585	3.30	7.33
2010	1,197,942	20.7012	24,798,779	3.63	7.80

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FMC
2014	401,489	$20.1496	$8,089,853	0.22%	6.29%
2013	496,978	18.9579	9,421,634	0.53	36.23
2012	574,640	13.9161	7,996,751	0.64	14.83
2011	596,010	12.1188	7,222,905	0.29	(10.61)
2010	472,520	13.5576	6,406,216	0.40	28.83

FL5
2014	1,550,217	11.8618	18,365,019	0.01	0.01
2013	5,080,158	11.8606	60,230,381	0.01	0.01
2012	3,581,186	11.8595	42,447,430	0.05	0.04
2011	8,612,141	11.8545	102,068,947	0.03	0.03
2010	7,236,432	11.8511	85,736,451	0.08	0.14

FOF
2014	14,826	17.7491	263,142	1.47	(8.08)
2013	7,886	19.3086	152,264	1.27	30.44
2012	27,751	14.8031	410,799	2.26	20.74
2011	22,096	12.2603	270,905	0.36	(17.16)
2010	35,274	14.8006	522,067	1.35	13.11

FL2
2014	36,749	22.0919	812,824	1.11	(8.30)
2013	37,215	24.0906	897,590	1.07	30.17
2012	52,319	18.5077	969,101	1.76	20.38
2011	49,216	15.3746	757,341	0.93	(17.34)
2010	60,042	18.5996	1,117,572	1.20	12.83

SGI
2014	25,590	17.5954	450,268	2.59	(1.23)
2013	27,293	17.8138	486,184	2.96	13.25
2012	8,281	15.7300	130,267	0.91	14.83
2011	5,273	13.6985	72,230	4.18	(6.29)
2010	2,066	14.6187	30,210	4.50	17.69

TFS
2014	181,512	18.8633	3,423,639	2.09	(10.89)
2013	146,593	21.1676	3,102,703	2.44	23.27
2012	108,796	17.1714	1,867,917	2.54	18.60
2011	308,639	14.4789	4,468,521	1.92	(10.44)
2010	294,819	16.1674	4,766,213	2.10	8.67

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FTI
2014	14,638	$25.9718	$380,080	1.90%	(11.13	) %
2013	14,317	29.2248	418,287	2.38	22.97
2012	13,962	23.7658	331,727	3.43	18.23
2011	12,498	20.1009	251,143	1.78	(10.63)
2010	11,099	22.4927	249,557	2.14	8.41

TSF
2014	207,464	27.2731	5,658,039	1.73	(2.53)
2013	274,440	27.9812	7,679,036	2.95	31.05
2012	322,220	21.3521	6,879,970	2.29	21.40
2011	329,229	17.5884	5,790,524	1.59	(6.80)
2010	328,434	18.8710	6,197,783	1.59	7.74

FTG
2014	1,855	25.7188	47,661	1.41	(2.81)
2013	2,088	26.4637	55,191	2.68	30.82
2012	2,130	20.2291	43,054	2.03	21.07
2011	2,181	16.7091	36,398	1.32	(6.97)
2010	2,200	17.9619	39,483	1.33	7.39

FSS
2014	12,213	21.0130	256,625	2.26	7.38
2013	12,152	19.5688	237,806	1.83	28.53
2012	80,048	15.2256	1,218,783	2.20	14.61
2011	86,683	13.2851	1,151,595	2.53	(0.79)
2010	80,949	13.3909	1,083,990	1.62	11.47

FSC
2014	58,766	23.5230	1,382,128	—	7.78
2013	50,877	21.8254	1,110,210	—	38.50
2012	51,733	15.7584	815,084	—	11.12
2011	55,946	14.1820	793,297	—	(4.59)
2010	50,357	14.8647	748,405	—	27.94

FRE
2014	10,531	13.1268	138,236	0.58	15.27
2013	16,261	11.3882	185,175	4.63	2.61
2012	19,701	11.0989	218,649	—	27.72
2011	19,860	8.6897	172,575	7.85	(5.45)
2010	19,401	9.1903	178,295	3.11	21.24

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
GS7
2014	—	$23.2536	$—	—%	13.64%
2013	9,595	20.4626	196,322	0.59	32.42
2012	2,801	15.4528	43,273	0.93	19.89
2011	2,000	12.8894	25,771	0.52	(2.62)
2010	1,440	13.2357	19,046	0.33	10.74

GS3
2014	3,876	24.8982	96,491	1.41	16.37
2013	4,249	21.3965	90,916	1.13	37.52
2012	4,604	15.5591	71,625	1.94	14.46
2011	4,478	13.5938	60,864	1.81	4.05
2010	5,083	13.0652	66,416	1.38	12.84

AI1
2012	—	—	—	—	15.36
2011	201,648	9.5422	1,924,189	0.15	(7.91)
2010	203,465	10.3618	2,108,290	0.77	15.49

AAH
2012	—	—	—	—	13.57
2011	3,598	8.2341	29,633	—	(17.66)

FFG
2014	215,934	14.8165	3,199,382	0.04	8.44
2013	217,646	13.6634	2,973,782	0.45	40.14
2012	219,481	9.7501	2,139,951	—	(2.50)

VCP
2014	47,871	22.6560	1,084,546	1.58	9.39
2013	453	20.7119	9,369	1.80	35.97
2012	346	15.2323	5,252	4.83	19.23
2011	—	12.7753	—	2.04	(1.84)
2010	110,485	13.0149	1,437,888	0.13	15.98

AI3
2014	4,115	27.2323	112,068	0.87	8.15
2013	3,950	25.1810	99,457	1.45	29.25
2012	3,820	19.4826	74,433	1.02	13.88
2011	3,624	17.1077	62,001	0.98	(0.06)
2010	3,309	17.1185	56,652	1.01	9.56

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
VGI
2014	105,328	$23.4962	$2,474,797	1.80%	10.28%
2013	111,936	21.3059	2,384,894	1.46	34.08
2012	107,359	15.8903	1,705,962	1.67	14.63
2011	96,677	13.8617	1,340,106	1.28	(2.01)
2010	84,178	14.1459	1,190,774	0.06	12.51

AI4
2014	67,199	28.8072	1,935,991	1.69	0.33
2013	44,589	28.7119	1,280,401	1.17	19.01
2012	55,898	24.1250	1,348,702	1.40	15.53
2011	69,212	20.8817	1,445,377	1.61	(6.74)
2010	87,619	22.3910	1,962,013	2.18	12.86

A22
2014	55,688	21.1050	1,175,301	0.04	4.43
2013	43,813	20.2088	885,405	0.80	28.81
2012	33,383	15.6884	523,725	0.06	10.96
2011	37,133	14.1394	525,033	0.30	(6.38)
2010	29,058	15.1026	438,845	0.56	14.11

FFI
2014	3,930	14.5474	57,169	0.00	8.04
2013	3,819	13.4652	51,422	0.43	37.01
2012	3,663	9.8276	35,997	—	(1.72)

ASC
2014	1,675	17.0035	28,486	—	2.36
2013	2,285	16.6113	37,960	0.01	37.46
2012	2,050	12.0840	24,770	—	13.89
2011	1,576	10.6099	16,727	—	(0.73)
2010	2,724	10.6875	29,119	—	28.54

AI6
2014	3,135	16.3601	51,291	1.45	6.62
2013	2,990	15.3445	45,878	1.54	33.75
2012	2,748	11.4721	31,528	1.07	17.70
2011	4,684	9.7466	45,652	0.93	(3.05)
2010	4,216	10.0532	42,388	0.60	7.35

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MVP
2014	92,043	$19.9366	$1,834,718	1.75%	8.77%
2013	184,332	18.3294	3,378,419	1.17	26.09
2012	401,329	14.5364	5,833,629	0.97	11.14
2011	377,507	13.0796	4,937,443	0.78	(2.64)
2010	372,827	13.4348	5,008,641	0.65	15.66

JM7
2014	110,094	13.5847	1,495,604	5.09	4.92
2013	303,323	12.9480	3,927,435	4.54	(1.47)
2012	309,186	13.1411	4,063,056	4.56	5.33
2011	316,156	12.4760	3,944,347	5.48	7.46
2010	294,517	11.6103	3,419,411	3.76	9.24

JP6
2014	32,896	29.5023	970,496	0.15	9.59
2013	31,727	26.9195	854,072	0.57	42.29
2012	34,925	18.9181	660,701	0.21	19.73
2011	45,502	15.8011	718,984	0.13	(4.77)
2010	51,942	16.5928	861,852	—	27.13

JP4
2014	4,555	27.2228	123,996	0.90	13.90
2013	4,881	23.9003	116,658	1.25	36.22
2012	5,189	17.5460	91,050	1.36	17.65
2011	8,286	14.9142	123,583	1.18	(1.87)
2010	8,356	15.1980	126,994	0.89	13.58

LRI
2014	201,487	17.2778	3,484,521	2.46	(4.38)
2013	73,885	18.0700	1,338,517	1.76	(1.01)
2012	136,848	18.2543	2,498,057	1.97	22.34
2011	112,082	14.9211	1,672,379	5.67	(17.79)
2010	10,136	18.1498	183,959	3.36	19.49

LA3
2014	4,330	20.8892	90,458	1.61	(5.76)
2013	3,548	22.1655	78,637	2.01	31.70
2012	3,530	16.8307	59,410	1.80	20.38
2011	5,190	13.9812	72,555	0.43	(15.72)
2010	4,975	16.5884	82,528	0.84	21.22

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
EGS
2012	—	$—	$—	0.05%	14.04%
2011	15,336	19.1181	293,182	0.17	(0.45)
2010	16,733	19.2048	321,323	0.09	15.81

MFF
2012	—	—	—	—	13.88
2011	22,392	16.8323	376,889	—	(0.69)
2010	21,604	16.9488	366,149	—	15.50

GGC
2014	672,781	11.6918	7,866,010	1.97	8.50
2013	674,966	10.7760	7,273,413	1.74	7.76

GGE
2014	437,785	11.6513	5,100,758	1.73	8.24
2013	457,737	10.7647	4,927,402	1.61	7.65

FFL
2014	41,624	15.2857	636,251	0.11	8.94
2013	35,707	14.0307	501,000	0.24	36.85
2012	36,362	10.2525	372,797	—	2.52

TEG
2014	51,176	15.1952	777,631	—	8.68
2013	50,590	13.9810	707,301	0.13	36.49
2012	48,476	10.2429	496,533	—	2.43

FFJ
2014	192,545	15.2956	2,945,092	—	8.86
2013	256,057	14.0505	3,597,711	—	37.72
2012	233,209	10.2022	2,379,238	—	2.02

FFK
2014	28,889	15.4531	446,417	—	8.56
2013	27,857	14.2348	396,528	—	37.22
2012	28,943	10.3740	300,242	—	3.74

TND
2014	115,038	10.1434	1,166,870	—	1.43

FFQ
2014	431,463	10.4752	4,519,681	2.87	5.85
2013	445,757	9.8967	4,411,518	1.16	(1.03)
2012	464,149	10.0000	4,641,485	—	—

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FFM
2014	8,773	$14.7536	$129,429	0.21%	10.20%
2013	54,729	13.3878	732,697	0.32	32.28
2012	60,144	10.1204	608,684	—	1.20

NNB
2014	166,383	10.1782	1,693,484	2.02	1.78

NNC
2014	2,607	10.1705	26,510	1.95	1.70

FFO
2014	908,257	15.1112	13,724,886	3.09	10.51
2013	136,227	13.6741	1,862,780	1.30	35.89
2012	226,303	10.0629	2,277,261	—	0.63

FFP
2014	116,082	10.7601	1,249,053	1.30	7.60

MIT
2014	926	23.2246	21,546	1.67	12.57
2013	951	20.6315	19,657	2.06	36.40
2012	994	15.1259	15,054	1.80	15.37
2011	1,306	13.1104	17,150	1.88	1.97
2010	1,356	12.8568	17,436	1.82	16.46

MFL
2014	24,609	25.1873	619,817	1.41	12.28
2013	25,411	22.4327	570,014	1.80	36.05
2012	26,157	16.4880	431,261	1.46	15.10
2011	28,698	14.3247	411,081	1.70	1.74
2010	26,664	14.0800	375,429	1.51	16.12

BDS
2014	352,974	16.6071	5,861,856	3.82	5.78
2013	348,898	15.6999	5,477,658	7.69	(0.27)
2012	7,475	15.7430	117,686	5.41	11.31
2011	2,811	14.1430	39,751	6.05	6.63
2010	1,318	13.2637	17,488	0.60	10.55

MF7
2014	8,809	18.4685	162,697	3.66	5.59
2013	9,866	17.4902	172,564	4.17	(0.51)
2012	10,389	17.5796	182,642	5.02	11.00
2011	10,136	15.8372	160,517	4.80	6.30
2010	12,635	14.8980	188,235	4.28	10.67

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
RG1
2014	25,632	$16.1600	$414,199	0.57%	11.07%
2013	26,660	14.5498	387,887	0.79	34.28
2012	27,705	10.8352	300,179	0.59	16.24
2011	25,810	9.3213	240,579	0.76	(1.25)
2010	25,837	9.4397	243,892	1.00	16.95

EME
2014	110,214	12.7068	1,400,463	0.53	(6.72)
2013	247,270	13.6227	3,368,489	1.63	(5.21)
2012	231,431	14.3716	3,326,020	1.15	18.99
2011	213,625	12.0783	2,580,238	0.56	(18.53)
2010	194,217	14.8256	2,879,396	0.68	23.75

GGR
2014	785	35.3324	27,885	0.50	4.32
2013	782	33.8707	26,626	0.68	21.26
2012	809	27.9332	22,715	0.75	19.72
2011	997	23.3317	23,362	0.70	(6.38)
2010	1,063	24.9227	26,613	0.88	11.80

RES
2013	—	—	—	1.62	24.00
2012	234	14.9614	3,501	1.90	16.81
2011	479	12.8080	6,131	1.20	(6.73)
2010	483	13.7319	6,622	1.38	12.66

RE1
2014	43,361	21.0385	912,243	0.78	2.15
2013	44,997	20.5956	926,732	1.29	23.68
2012	46,759	16.6523	778,643	1.41	16.57
2011	43,139	14.2847	616,224	0.93	(7.00)
2010	43,101	15.3602	662,037	1.13	12.42

GSS
2014	632,587	24.0141	15,189,955	2.46	4.86
2013	569,072	22.9015	13,031,626	2.28	(2.59)
2012	562,740	23.5112	13,229,700	3.08	2.53
2011	590,036	22.9315	13,529,435	4.00	7.40
2010	328,362	21.3516	7,010,134	3.15	4.75

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MFK
2014	15,813	$17.0215	$269,905	2.40%	4.67%
2013	35,100	16.2623	571,525	1.97	(2.90)
2012	37,351	16.7472	626,260	2.99	2.27
2011	31,343	16.3756	513,979	3.66	7.11
2010	27,545	15.2885	421,794	3.42	4.49

HYS
2014	448,905	11.0140	4,944,237	5.55	2.81
2013	460,997	10.7133	4,938,795	2.22	6.42
2012	552,987	10.0666	5,566,679	—	0.67

MFC
2014	4,686	25.8177	120,979	5.23	2.53
2013	4,782	25.1797	120,406	2.25	6.10
2012	4,879	23.7326	115,787	6.86	14.54
2011	4,573	20.7208	94,750	8.77	3.86
2010	4,612	19.9503	92,001	8.86	15.38

IGS
2014	670,366	15.3241	10,272,750	0.99	(4.98)
2013	700,967	16.1267	11,304,285	1.35	13.92
2012	887,707	14.1564	12,566,749	1.01	19.90
2011	1,069,611	11.8073	12,629,205	1.10	(10.89)
2010	823,511	13.2508	10,912,212	0.88	15.16

IG1
2014	109,808	23.2598	2,554,109	0.66	(5.19)
2013	113,435	24.5325	2,782,855	1.11	13.68
2012	117,140	21.5812	2,528,019	0.79	19.54
2011	110,778	18.0535	1,999,925	0.92	(11.11)
2010	112,111	20.3104	2,277,020	0.67	14.86

MII
2014	674,951	14.0981	9,515,494	2.14	1.34
2013	734,726	13.9114	10,221,073	1.43	27.90
2012	1,134,769	10.8764	12,342,191	1.55	16.23
2011	939,138	9.3579	8,788,350	1.19	(1.52)
2010	802,445	9.5023	7,625,089	1.64	9.11

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MIS
2014	1,336	$18.8110	$25,208	0.11%	11.51%
2013	11,032	16.8691	186,161	0.73	30.39
2012	11,611	12.9372	150,265	0.42	17.25
2011	11,696	11.0340	129,097	0.59	0.80
2010	11,727	10.9470	128,419	0.33	13.15

M1B
2014	21,198	23.2857	493,561	0.28	11.23
2013	22,046	20.9351	461,505	0.46	30.13
2012	22,909	16.0877	368,525	0.13	16.85
2011	21,855	13.7673	300,856	0.29	0.57
2010	21,796	13.6894	298,352	0.08	12.83

MC1
2012	—	—	—	—	11.96
2011	22,202	11.0400	245,104	—	(6.28)
2010	21,736	11.7800	256,044	—	28.88

MMS
2014	6,998,046	10.0000 to 13.3979	93,804,815	0	0
2013	6,679,421	13.3979	89,535,945	—	—
2012	5,987,821	10.0000 to 13.3979	80,267,160	—	—
2011	4,347,643	13.3979	58,294,939	—	—
2010	3,605,397	13.3979	48,350,374	—	—

M1A
2014	—	—	—	—	(8.78)
2013	41,985	30.7524	1,291,722	—	41.07
2012	43,351	21.7992	945,427	—	20.88
2011	42,820	18.0338	772,539	—	(10.55)
2010	42,045	20.1611	848,043	—	36.21

RIS
2014	116,568	18.8257	2,194,467	1.51	(6.88)
2013	152,172	20.2165	3,076,363	0.84	19.01
2012	331,149	16.9874	5,625,361	2.29	16.59
2011	482,073	14.5697	7,023,632	2.07	(10.88)
2010	526,412	16.3490	8,606,313	1.34	10.63

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
SI1
2014	15,886	$17.9614	$285,340	3.04%	2.99%
2013	16,526	17.4404	288,227	2.95	1.08
2012	17,175	17.2537	296,332	5.46	10.29
2011	15,899	15.6437	248,721	5.53	4.31
2010	17,190	14.9980	257,812	5.12	10.05

TRS
2013	—	—	—	4.24	10.41
2012	242,681	24.2489	5,885,193	2.82	11.34
2011	262,291	21.7793	5,712,911	2.70	1.93
2010	280,153	21.3678	5,986,635	2.67	9.97

MFJ
2013	—	—	—	3.73	10.26
2012	240,870	17.7514	4,275,903	2.35	11.02
2011	242,714	15.9900	3,881,104	2.47	1.66
2010	234,529	15.7295	3,689,136	2.64	9.69

UTS
2014	—	0.0000	0	6.06	11.00
2013	22,342	42.5808	951,336	3.40	20.61
2012	81,498	35.3045	2,877,263	4.63	14.15
2011	69,506	30.9276	2,149,666	3.59	7.12
2010	61,797	28.8716	1,784,193	3.12	13.90

MFE
2014	—	—	—	2.46	10.81
2013	2,771	37.4027	103,634	2.50	20.29
2012	2,615	31.0926	81,312	4.52	13.92
2011	2,691	27.2926	73,465	3.46	6.84
2010	2,643	25.5457	67,513	3.03	13.60

MVS
2014	—	—	—	3.30	2.53
2013	597,911	16.7995 to 22.3787	10,368,571	2.77	35.86
2012	738,439	12.3652 to 16.4718	9,825,386	1.86	16.22
2011	912,338	10.6397 to 14.1733	10,845,281	1.15	6.40
2010	202,664	14.1732	2,872,402	1.18	11.51

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MV1
2014	—	$—	$—	2.90%	2.41%
2013	48,776	24.0984	1,175,385	2.69	35.48
2012	50,521	17.7878	898,624	1.69	15.97
2011	47,433	15.3383	727,521	1.41	(0.29)
2010	46,811	15.3825	720,041	1.27	11.22

SCB
2014	65,297	18.6092 to 33.8068	1,530,358	1.02	7.29
2013	66,624	17.3449 to 31.5101	1,453,657	1.72	45.71
2012	64,274	11.9035 to 21.6249	973,640	0.62	14.74
2011	71,430	10.3747 to 18.8474	927,521	0.38	(4.87)
2010	22,094	19.8128	438,028	0.35	24.46

SC3
2014	205,500	41.3237	8,491,109	2.12	15.62
2013	245,635	35.7411	8,778,490	5.83	4.99
2012	349,753	34.0438	11,906,193	1.04	30.03
2011	355,039	26.1808	9,294,624	7.36	(7.59)
2010	338,004	28.3317	9,575,628	12.19	15.28

SDC
2014	1,946,936	11.5115	22,412,034	1.28	0.80
2013	1,326,428	11.4198	15,147,486	0.22	0.71
2012	173,660	11.3391	1,969,059	1.24	2.24
2011	189,824	11.0902	2,105,134	1.22	0.53
2010	116,603	11.0322	1,286,349	1.47	2.41

SGC
2014	236,161	17.9766	4,245,271	1.08	10.36
2013	201,445	16.2884	3,281,128	1.19	36.91
2012	186,059	11.8971	2,213,492	1.24	16.38
2011	187,441	10.2226	1,916,071	1.09	2.47
2010	290,220	9.9760	2,895,167	—	22.13

VMG
2014	85,567	28.5423	2,442,244	—	1.97
2013	116,863	27.9914	3,271,119	0.37	37.49
2012	226,639	20.3594	4,614,229	—	8.69
2011	279,113	18.7315	5,228,178	0.33	(7.12)
2010	270,025	20.1676	5,445,729	—	32.31

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
NPP
2014	2,325	$26.2349	$60,938	0.77%	9.85%
2013	2,269	23.8820	54,130	1.22	31.14
2012	2,167	18.2116	39,416	0.46	16.60
2011	1,543	15.6190	24,069	—	(11.36)
2010	1,536	17.6203	27,025	0.70	15.67

NMC
2014	360	31.7038	11,396	—	7.58
2013	415	29.4706	12,215	—	32.61
2012	622	22.2224	13,810	—	12.41
2011	822	19.7684	16,249	—	0.47
2010	809	19.6751	15,914	—	29.10

NAR
2014	1,819	25.5606	46,508	0.86	13.84
2013	7,995	22.4539	179,526	1.39	37.05
2012	5,982	16.3837	98,018	0.06	15.53
2011	92,745	14.1815	1,315,268	0.66	(6.50)
2010	89,846	15.1669	1,362,689	0.69	26.18

NLM
2014	25,789	16.8269	434,032	1.77	0.61
2013	24,866	16.7248	415,968	2.16	0.62
2012	24,889	16.6223	413,793	3.02	4.61
2011	28,864	15.8905	458,742	3.99	0.29
2010	23,041	15.8447	365,153	5.21	5.28

OCF
2014	73,567	20.2518	1,489,958	0.35	15.41
2013	118,884	17.5489	2,086,252	0.99	29.74
2012	138,431	13.5266	1,872,413	0.66	14.12
2011	508,147	11.8522	6,022,710	0.49	(1.15)
2010	1,049,466	11.9900	12,583,147	0.18	9.42

OGS
2014	32,405	23.4147	758,757	1.02	2.29
2013	42,028	22.8900	962,025	1.85	27.31
2012	70,780	17.9802	1,272,630	2.43	21.26
2011	217,141	14.8273	3,219,604	1.16	(8.29)
2010	240,513	16.1675	3,888,485	1.46	15.96

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
OSC
2014	42,829	$28.3133	$1,212,628	0.83%	11.93%
2013	39,562	25.2948	1,000,701	0.97	41.01
2012	30,261	17.9377	542,802	0.65	17.99
2011	159,108	15.2031	2,418,931	0.65	(2.21)
2010	208,857	15.5470	3,247,103	0.52	23.41

PCR
2014	28,138	8.3811	235,823	0.34	(18.42)
2013	41,549	10.2740	426,878	1.79	(14.70)
2012	155,994	12.0446	1,878,891	2.74	5.39
2011	136,525	11.4286	1,560,292	14.70	(7.56)
2010	22,637	12.3630	279,857	18.35	21.56

PMB
2014	57,141	16.3187 to 32.6990	951,747	5.36	1.52
2013	97,265	16.0738 to 32.2082	1,613,948	5.07	(6.97)
2012	104,253	17.2777 to 34.6206	1,856,057	4.93	17.90
2011	96,174	14.6541 to 29.3634	1,457,250	5.36	6.33
2010	59,010	27.6151	859,432	4.95	12.17

PRR
2014	907,727	18.4627	16,743,431	1.46	3.10
2013	1,391,939	17.9076	24,912,908	1.50	(9.22)
2012	1,880,953	19.7259	37,088,693	1.10	8.76
2011	1,751,159	18.1368	31,749,083	2.10	11.68
2010	1,488,327	16.2401	24,163,942	1.45	8.11

PTR
2014	1,453,510	19.6163	28,436,093	2.12	4.28
2013	2,019,275	18.8108	37,912,290	2.15	(1.96)
2012	3,082,057	19.1871	59,062,317	2.63	9.60
2011	4,819,074	17.5060	84,305,359	2.64	3.61
2010	4,681,313	16.8958	79,043,557	2.43	8.12

SCP
2014	222,365	19.4881	4,333,505	0.12	3.24
2013	273,886	18.8766	5,170,066	0.68	34.75
2012	616,628	14.0083	8,637,929	0.13	12.50
2011	553,894	12.4518	6,897,023	0.39	(3.28)
2010	349,319	12.8745	4,497,343	0.13	20.52

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
RX1
2014	909	$16.9399	$15,398	0.09%	18.59%
2013	910	14.2849	13,006	—	48.99
2012	30	9.5878	300	—	22.25
2011	34	7.8431	291	—	(1.17)
2010	38	7.9357	345	—	19.96

SBB
2012	—	—	—	0.10	11.79

SCM
2012	—	—	—	3.65	13.35
2011	16,754	14.1198	236,558	0.84	1.58
2010	19,097	13.9000	265,444	—	16.76

SC7
2012	—	—	—	1.85	10.40
2011	53,849	9.0293 to 15.6926	516,088	0.87	(3.77)
2010	54,346	16.3074	546,629	0.51	12.92

SLC
2012	—	—	—	1.66	10.20
2011	232,807	8.7955	2,047,666	0.64	(6.15)
2010	242,251	9.3719	2,270,369	—	17.19

SPC
2012	—	—	—	6.40	13.22
2011	359,327	12.5553	4,502,277	7.46	4.28
2010	393,916	12.0400	4,735,076	7.49	12.70

SC5
2012	—	—	—	0.20	17.25
2011	214,124	9.8012 to 23.5273	4,846,002	0.06	(7.78)
2010	201,379	25.5134	5,138,442	0.05	23.17

SC2
2012	—	—	—	2.40	6.44
2011	246,998	18.6756	4,608,658	3.63	7.07
2010	229,436	17.4426	3,998,519	3.53	7.69

SC1
2012	—	—	—	0.08	0.08
2011	808,417	11.9328	9,633,672	0.15	0.15
2010	1,022,981	11.9152	12,176,041	0.18	0.19

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
TBC
2014	1,211,048	$18.2553 to $24.9381	$26,449,798	—%	9.17%
2013	1,460,272	16.7223 to 22.8439	29,204,850	0.03	41.15
2012	1,764,125	11.8469 to 16.1838	24,994,990	0.18	18.26
2011	1,117,070	10.0176 to 13.6848	12,437,263	—	0.18 to 1.52
2010	225,185	13.4806	3,034,936	—	16.39

REI
2014	799,464	28.1168	22,478,660	1.70	7.38
2013	987,093	26.1856	25,847,821	1.57	29.72
2012	1,257,556	20.1858	25,384,982	2.17	17.15
2011	1,252,501	17.2309	21,581,943	1.76	(0.71)
2010	1,247,608	17.3548	21,652,181	1.98	5.02

RNA
2014	326,775	23.4052	7,648,401	—	9.33
2013	393,110	21.4071	8,415,504	—	38.01
2012	455,786	15.5115	7,070,006	0.51	13.12
2011	442,841	13.7122	6,072,330	0.41	(1.07)
2010	9,764	13.8606	135,333	0.18	19.65

USC
2014	30,384	18.8065	571,412	—	4.78
2013	52,079	17.9478	934,702	0.15	33.75
2012	131,619	13.4186	1,766,141	0.32	20.02
2011	131,077	11.1807	1,465,536	—	(3.49)
2010	116,577	11.5854	1,350,590	—	23.35

[1]	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
[2]	Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return calculated for the year indicated or from the effective date through the end of the reporting period.
[3]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditors’ Report,

Statutory Financial Statements as of

December 31, 2014 and 2013 and for the Years

Ended December 31, 2014, 2013 and 2012

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2014 and 2013, and the related statutory statements of operations, of changes in capital stock and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As disclosed in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in 2013. Our opinion is not modified with respect to this matter.

April 27, 2015

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 (not presented herein), and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for the year then ended, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 (not presented herein) or the results of its operations or its cash flows for the year then ended.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 (not presented herein), and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

Boston, Massachusetts

April 24, 2013

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2014 AND 2013 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2014	2013
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS:
Debt securities	$5,331,560	$4,759,852
Preferred stocks	33,120	23,150
Common stocks	496,736	401,403
Mortgage loans on real estate	671,120	748,309
Properties held for the production of income	—	60,239
Properties held for sale	6,225	39,319
Cash, cash equivalents and short-term investments	2,797,104	1,440,125
Contract loans	623,220	537,058
Derivatives	255,524	174,613
Other invested assets	491,951	192,397
Receivable for securities	33,531	46,716
Investment income due and accrued	70,786	71,544
Amounts recoverable from reinsurers	15,772	30,901
Current federal and foreign income tax recoverable	15,519	19,238
Net deferred tax asset	207,585	184,237
Receivables from parent, subsidiaries and affiliates	2,049	570
Cash value of company owned life insurance	89,946	—
Reinsurance deposit accounting	176,764	—
Other assets	30,697	34,789

Total general account assets	11,349,209	8,764,460
SEPARATE ACCOUNT ASSETS	29,350,568	30,514,738

TOTAL ADMITTED ASSETS	$40,699,777	$39,279,198

	2014	2013
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES:
Aggregate reserve for life contracts	$7,274,572	$6,682,361
Liability for deposit-type contracts	215,544	184,482
Contract claims	36,076	32,048
Other amounts payable on reinsurance	5,327	3,754
Interest maintenance reserve	11,021	—
Commissions to agents due or accrued	8,248	8,413
General expenses due or accrued	58,998	57,097
Transfers from Separate Accounts due or accrued	(705,218)	(825,956)
Remittances and items not allocated	7,302	1,289
Borrowed money and accrued interest thereon	210,022	—
Asset valuation reserve	154,431	68,961
Payable for securities	1,808,492	438,039
Reinsurance in unauthorized companies	145	16
Funds held under reinsurance treaties with unauthorized reinsurers	260,824	252,457
Funds held under coinsurance	176,764	—
Derivatives	83,125	321,947
Other liabilities	148,949	100,584

Total general account liabilities	9,754,622	7,325,492
SEPARATE ACCOUNT LIABILITIES	29,353,673	30,543,286

Total liabilities	39,108,295	37,868,778
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value—10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	366,347	185,285

Total surplus	1,585,045	1,403,983

Total capital stock and surplus	1,591,482	1,410,420

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$40,699,777	$39,279,198

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
INCOME:
Premiums and annuity considerations	$1,783,056	$1,559,375	$415,915
Considerations for supplementary contracts with life contingencies	29,190	23,283	18,123
Net investment income (loss)	50,614	(318,661)	613
Amortization of interest maintenance reserve	18,502	19,884	13,396
Commissions and expense allowances on reinsurance ceded	3,676	5,402	(557)
Reserve adjustments on reinsurance ceded	—	(141)	170
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	480,820	541,274	539,845
Change in cash value of company owned life insurance	(54)	—	—
Investment income on reinsurance deposit asset	102,960	—	—
Other income	106,183	118,236	134,495

Total Income	2,574,947	1,948,652	1,122,000
BENEFITS AND EXPENSES:
Death benefits	153,679	119,471	35,535
Annuity benefits	682,288	714,186	756,487
Surrender benefits and withdrawals for life contracts	3,385,457	2,996,819	2,781,813
Interest and adjustments on contracts or deposit-type contract funds	9,688	(26,269)	(5,342)
Payments on supplementary contracts with life contingencies	35,769	14,146	11,929
Increase (decrease) in aggregate reserves for life and accident and health policies and contracts	644,086	(68,412)	(550,180)

Total Benefits	4,910,967	3,749,941	3,030,242
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	109,136	105,117	109,722
Commissions and expense allowances on reinsurance assumed	127	132	131
General insurance expenses	216,356	191,813	152,556
Insurance taxes, licenses and fees, excluding federal income taxes	6,025	5,658	10,032
Net transfers (from) to Separate Accounts, net of reinsurance	(2,749,140)	(2,657,842)	(2,215,192)
Investment (income) expense on funds withheld	(225,350)	23,453	79,544
Other deductions	3,832	44,148	(3,238)

Total Benefits and Expenses	2,271,953	1,462,420	1,163,797

Net income (loss) from operations before federal income tax benefit and net realized capital gains (losses)	302,994	486,232	(41,797)
Federal income tax expense (benefit), excluding tax on capital gains (losses)	6,861	(84,275)	(84,977)

Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	296,133	570,507	43,180
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	19,628	112,373	(443,936)

NET INCOME (LOSS)	$315,761	$682,880	$(400,756)

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,410,420	$1,235,854	$1,315,271
Net income (loss)	315,761	682,880	(400,756)
Change in net unrealized capital gains (losses), net of deferred income tax	424,710	(232,924)	158,563
Change in net unrealized foreign exchange capital (losses) gains	(1,413)	(4,954)	3,872
Change in net deferred income tax	(123,660)	(202,295)	(287,767)
Change in non-admitted assets	151,478	64,940	355,645
Change in liability for reinsurance in unauthorized companies	(129)	(2)	(7)
Change in asset valuation reserve	(85,470)	(21,820)	141,040
Changes in Separate Accounts surplus	25,443	(29,004)	54
Cumulative effect of changes in accounting principles (Note 1)	—	—	21,800
Decrease in surplus paid in	—	(82,794)	—
Dividends to stockholders	(185,000)	—	—
Stock option excess tax benefits	—	539	(184)
Investment expense on funds withheld—unrealized	(340,658)	—	—
Increase in unassigned surplus—quasi reorganization	—	1,851,883	—
Decrease in gross paid in and contributed surplus—quasi reorganization	—	(1,851,883)	—
Surplus change from SSAP 10R	—	—	(71,677)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,591,482	$1,410,420	$1,235,854

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,812,246	$1,582,658	$428,308
Net investment income	322,375	408,807	492,927
Federal and foreign income taxes received	528	73,478	56,336
Miscellaneous income	609,258	671,892	707,003

Total receipts	2,744,407	2,736,835	1,684,574
Benefits and loss related payments	4,317,666	3,806,068	3,768,957
Net transfers (from) to Separate Accounts	(2,869,878)	(2,693,451)	(2,307,128)
Commissions, expenses paid and aggregate write-ins for deductions	343,135	388,367	277,329

Total payments	1,790,923	1,500,984	1,739,158

Net cash from operations	953,484	1,235,851	(54,584)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	4,543,013	5,056,787	2,404,110
Cost of investments acquired	(4,041,788)	(2,719,801)	(2,642,421)
Net (increase) decrease in contract loans and premium notes	(86,505)	27,009	18,509

Net cash from investments	414,720	2,363,995	(219,802)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus	—	(82,796)	—
Borrowed funds	210,023	(100,002)	(18,003)
Net deposits on deposit-type contracts and other liabilities	31,062	(943,849)	(64,737)
Dividends to stockholders	(185,000)	—	—
Other cash (used) provided	(67,310)	(1,374,505)	(48,603)

Net cash from financing and miscellaneous sources	(11,225)	(2,501,152)	(131,343)

Net change in cash, cash equivalents, and short-term investments	1,356,979	1,098,694	(405,729)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,440,125	341,431	747,160

End of year	$2,797,104	$1,440,125	$341,431

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
	2014	2013	2012
Exchanges of debt securities	$192,199	$82,024	$18,951
Transfer of mortgages to other invested assets	—	11,816	41,120
Transfer of mortgages out of other invested assets	—	54,474	—
Transfer of real estate to other invested assets	—	11,637	—
Distribution of previously wholly-owned subsidiary to former parent	—	70,700	—
Quasi-reorganization	—	1,851,883	—
Premium related to SPWL recapture	—	1,331,908	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”) formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board, shareholder, and regulatory approvals, the Company’s name was changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company. Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (“SLC—U.S. Ops Holdings”). SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent, including all of the issued and outstanding shares of the Company (the “Sale Transaction”). After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013. In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close. (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company’s wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in the State of New York and Rhode Island. The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, disability, dental and stop loss insurance, and funding agreements.

In the normal course of business, the Company and its wholly-owned subsidiary, DLNY, reinsure portions of their individual life insurance, annuity, and group life, disability and stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company, through its subsidiary, DLNY, continued to offer group life, disability, dental and stop loss insurance. Effective July 31, 2013, DLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s Board of Directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith. On November 4, 2013, the Company began writing new annuity business with the launch of a multi-year guaranteed fixed annuity.

BASIS OF PRESENTATION

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware. As of December 31, 2009 and until December 31, 2012, the Company had received a permitted practice from the Insurance Commissioner of the State of Delaware (the “Commissioner”) related to Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of the Company’s previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset. ILAC was not required to prepare audited financial statements under regulations adopted in its respective states of domicile, Delaware and Rhode Island, for the years ended 2012 and 2011, respectively. Effective December 10, 2012, after receiving regulatory approval, ILAC re-domesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used. During the first quarter of 2013, the Company distributed all of the issued and outstanding shares of ILAC to the Former Parent. (Refer to Note 2 for additional information concerning the Company’s change of control on August 2, 2013, effective August 1, 2013.)

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of and for the years ended December 31, 2014 and 2013.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries and controlled partnerships are carried at audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with market value adjustment (“MVA”) are classified within the Company’s General Account under GAAP, but are classified within the Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes; however, the Company does not currently believe that the cost of employing hedge accounting is cost justified. As a result, derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and flow through surplus on a statutory basis.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Effective January 1, 2014, the Company recorded $51.9 million of reserve reclassifications reducing Aggregate reserve for life contracts and increasing Liabilities for deposit type contracts. This reclassification had no impact on the Company’s net income or surplus.

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC rating of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting rating was NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities –Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations. The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Note that certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI using the scientific method. Where the NAIC rating of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.

Preferred Stocks, Common Stocks and Other Equity Investments

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value except investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”). Audited financial statements are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line, method net of encumbrances. Properties held for sale are carried at the lower of depreciated cost or fair value, less encumbrances and disposition costs.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.

Since October 1, 2008, The Company utilized interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements. These swaps were designated as cash flow hedges. Interest rate swaps that qualify for hedge accounting treatment were recognized in a manner consistent with the hedged item and are carried, at amortized cost. At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap is not proven highly effective, it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus. These series of funding agreements matured in 2013.

The Company utilizes listed put and call options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are stated at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed index annuity contracts. The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are marked to market. Changes in fair value are recorded as unrealized gains/losses within surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the reliability of such amounts. Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective December 15, 2014, the NAIC adopted SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act (“SSAP No. 107”). SSAP No 107 provides guidance related to certain premium stabilization programs. The adoption of SSAP No. 107 did not have a significant impact on the financial statements of the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective January 1, 2014, the NAIC adopted SSAP No. 106, Affordable Care Act Assessments (“SSAP No. 106”). SSAP No. 106 relates to fees paid to the federal government by health insurers. The adoption of SSAP No. 106 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”). SSAP No. 105 amends SSAP No. 20, Non-admitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments.

Effective January 1, 2013, the NAIC adopted SSAP No. 104, Share-Based Payments (“SSAP No. 104”). SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within GAAP Accounting Standards Codification Topic 718. The adoption of SSAP No. 104 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale, in addition to removing the concept of a qualifying special-purpose entity. The adoption of SSAP No. 103 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2012, the NAIC adopted SSAP No. 101. Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under SSAP No. 101, DTAs are admitted based on a realization threshold limitation table. The Company recorded the following changes in surplus as of January 1, 2012 a result of the adoption:

(In Thousands)
Reclassification of SSAP No. 10R write-in within surplus	$71,677
Change in non-admitted DTA as a result of adoption	(49,877)

Cumulative effect of change in accounting principle	$21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus. The application of SSAP No. 10R resulted in an increase of $71.7 million in the Company’s surplus at December 31, 2011.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures related to the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

Effective January 1, 2015, the NAIC adopted SSAP No. 40R. Real Estate Investments (“SSAP 40R”), SSAP No. 40R now incorporates guidance for wholly-owned, single real estate held in an LLC under certain conditions. The adoption of SSAP No. 40R is not expected to have a significant impact on the financial statements of the Company.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates and former affiliates. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and former affiliates for the reporting period.

Investments in Subsidiaries

(amounts in thousands)
		Carrying Value
Entity Name	Type of Subsidiary	December 31,
		2014	2013
DLNY	Insurance	$417,563	$399,949
DL Reinsurance Company (“DLRC”)	Insurance	30,000	—
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$499,017	$401,403

The Company also owns all of the shares of two other non-insurance subsidiaries; DL Information Services Canada, Inc. (“DL Canada”) and DL Information Services Ireland Limited (“DL Ireland”). Both equity values totaled $0.5 million and are non-admitted assets as of December 31, 2014 and 2013.

In addition, the Company owns the membership interests of limited liability companies including DL Investment DELRE Holdings 2009-1, LLC (the “LLC”) and the newly formed IDF IX, LLC totaling $6.3 million. The values of both entities are non-admitted as of December 31, 2014. The value of LLC totaled $6.3 million and was non-admitted as of December 31, 2013.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates and former affiliates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Reinsurance Related Agreements

Effective December 31, 2014, the Company entered into a combination modified coinsurance and funds withheld coinsurance agreement (the “agreement” or “treaty”) with DL Reinsurance Company (“DLRC”), a wholly owned subsidiary of the Company incorporated on October 23, 2014, and licensed in State of Delaware effective December 22, 2014. The treaty does not transfer insurance risk to DLRC, the assuming company, but does transfer hedging risk. SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance does not provide specific guidance on reinsurance contracts that do not transfer insurance risk but transfer hedging risk. The Department approved the treaty on December 29, 2014. As a result of this treaty, gains (losses) related to the hedging previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

A summary of the impacts of this treaty in the December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is below:

(amounts in thousands)	Treaty Impacts
Statement of Operations
Investment income on reinsurance deposit asset	$102,960

Total Revenue	$102,960
Investment expense on funds withheld	$(237,697)

Total policyholder benefits and expenses	$(237,697)

Net gain from operations after dividends and before federal income taxes	$340,657

Statement of Changes in Capital Stock and Surplus
Investment expense on funds withheld—unrealized	$(340,657)

Net change in capital stock and surplus from reinsurance treaty	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $176.8 million and a corresponding amount in funds held under reinsurance liability.

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch of the Sun Life Assurance Company of Canada (the “U.S. Branch”), and an affiliate, Delaware Life Reinsurance (Barbados) Corp. (formerly known as Sun Life Reinsurance (Barbados) No.3 Corp.) (“Barbco”).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco to support the assumed liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain single premium whole life (“SPWL”) policies that were reinsured to the U.S. Branch pursuant to a December 31, 2003 reinsurance agreement. The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld. (Refer to Note 9 for more detail.)

Capital Transactions

The Company made capital contributions totaling $30.0 million to DLRC during the fourth quarter of 2014.

The Company made a capital contribution of $90.0 million to DL Services Holdings LLC, a wholly-owned subsidiary of the Company formed on November 17, 2014.

The Company made a capital contribution of $100 to IDF IX, LLC, a wholly-owned subsidiary of the Company formed on November 18, 2014.

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s previously wholly-owned subsidiary, ILAC, to the Former Parent. The Company received regulatory approval and ILAC was distributed effective January 1, 2013. The net impact to the Company’s surplus was a decrease of $64.2 million. The Company recorded the distribution as a return of gross paid in and contributed surplus.

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2014, 2013 and 2012. On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. No dividends were paid during the year ended December 31, 2013 and 2012.

Other Invested Assets

The Company also owns the membership interest of the LLC. During 2013, mortgages with a value of $11.8 million were transferred the LLC, and $54.5 million was transferred from the LLC. During 2013, the LLC also distributed capital of $19.4 million to the Company. As of December 31, 2013, no mortgages were held in the LLC. Remaining assets as of December 31, 2014 include $5.1 million in real estate resulting from foreclosure, cash and other small balances related to the real estate. Mortgages transferred into the LLC in 2012 were valued at approximately $41.1 million, representing both book and market values.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Debt and Surplus Note Transactions

On June 26, 2013, Delaware Life Insurance and Annuity Company (Bermuda) Ltd (“DLIAC”); an affiliate formerly known as Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on outstanding principal is based on LIBOR plus 0.60%. The interest will accrue monthly and be payable on the last day of the fiscal quarter starting on September 30, 2013. The note will mature on June 30, 2015. There was no outstanding balance at December 31, 2014.

The Company incurred interest expenses under borrowings with former affiliates totaling $0.5 million for each of the years ended December 31, 2013 and 2012.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“SLF Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2014 and 2013, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2014, the Noteholders were as follows:

•	DLICM, LLC

•	DLICT, LLC

•	DLPR, LLC

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2014 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Year Ended December 31, 2014
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The details of outstanding surplus notes due to a former affiliate, SLF Finance, at December 31, 2013 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Year Ended December 31, 2013
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon, shall be subordinate to payments due to policyholders, claimants and beneficiaries; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth in 18 Del. Code s. 5918, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note shall be entitled to receive payment in full of all amounts. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

During 2012, the Company applied for and received approval from the Department for certain modifications to two surplus notes payable to SLF Finance. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% per annum, and modified the prepayment language in both surplus notes. These changes were effective October 1, 2012. The Company expensed $43.3 million, $43.3 million and $42.7 million for interest on these surplus notes for years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was approximately $770.3 million. There have been no principal payments since original issuance of the above notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent the Company has sufficient surplus earnings to make such payment. The Company received approval for all payments and the related accrual in the amount of $4.3 million at both December 31, 2014 and 2013.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013. On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011. The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement. Total interest credited for these three funding agreements was $3.0 million and $7.3 million for the years ended December 31, 2013 and 2012, respectively. On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which matured during October 2013. For interest on this demand note, the Company expensed $0.5 million and $0.8 million for years ended December 31, 2013 and 2012, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company’s obligations related to (1) the two floating rate funding agreements totaling $900 million issued to LLC III due in October, 2013, (2) the interest rate swap with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) the $100 million floating rate demand note issued to LLC III due in October 2013. The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note. Any excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus as a component of liability for deposit-type contracts.

Administrative Services Agreements and Other

The Company is party to various related party agreements. Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction.

For periods prior to August 1, 2013

From January 1, 2012 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million and $18.0 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively.

On December 31, 2009, the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction. At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis. During December, 2012, the values of the assets transferred were written down to zero, and the remaining liability was amortized into income. The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted. The Company has no remaining future minimum lease payments related to these assets.

Pursuant to an administrative services agreement between the Company and Sun Life Services. Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties. Total expenses under this agreement were $38.7 million and $75.1 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company had an administrative services agreement with Sun Life Assurance Company of Canada (“SLOC”), a former affiliate, under which the Company provided various administrative services to SLOC upon request. Pursuant to this agreement, the Company recorded reimbursements of $48.7 million and $129.6 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provided that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $12.2 million and $7.5 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $10.6 million and $18.4 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited (“SLISIL”), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company. Expenses under these agreements amounted to approximately $14.1 million and $25.3 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC—U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $11.4 million and $14.2 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

During 2012 the Company paid $10.2 million in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), a former affiliate and broker dealer.

For periods after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to inter-company agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA for the period ended December 31, 2014 were $3.2 million and $1.3 million, respectively, for the period August 2, 2013 to December 31, 2013, of which $0.4 million and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company received reimbursements related to this agreement of $14.8 million, $12.1 million and $30.0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company had an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provided administrative services with respect to certain open-end investment management companies for which SCA served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $0.0 million, $4.1 million, and $16.4 million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company paid $1.6 million, $8.5 million and $15.7 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company previously leased office space to its former affiliate, SLOC, under a lease agreement with a term originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch. Rent received by the Company under the lease amounted to approximately $12.6 million for the year 2012. Rental income is reported as a component of net mortgage loan. (Refer to Note 17 for amount of lease commitments).

In connection with the Company’s change in control on August 2, 2013, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements that the Company filed pursuant to the terms of this undertaking:

An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses under this agreement amounted to approximately $10.9 million and $6.7 million for the years ended December 31, 2014 and 2013, respectively.

An investment services agreement between the Company and GPIM, whereby GPIM provides services to the Company with respect to certain general account assets that GPIM does not manage for the Company under other agreements.

A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. There were $34 thousand and no expenses related to this agreement for the years ended December 31, 2014 and 2013, respectively.

A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company. Expenses under this agreement amounted to approximately $47.3 million and $25.5 million for the years ended December 31, 2014 and 2013, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

A Master Agency Agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers.

A services agreement between the Company and se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses under this agreement amounted to approximately $3.6 million and $0.1 million for the years ended December 31, 2014 and 2013, respectively. In addition, the Company incurred $18.9 million and $2.0 million of conversion costs related to this agreement for the years ended December 31, 2014 and 2013, respectively.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC.

The Company has an administrative services agreement dated December 1, 2008 with its subsidiary, Clarendon, pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco pursuant to which the Company provides administrative and tax services to Barbco on a cost- reimbursement basis.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigned to the Company all of the Parent’s right, title and interest in and to, and the Company assumed the obligations of the Parent under, a purchaser transition services agreement dated as August 2, 2013 between the Parent and SLC—U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Ireland, pursuant to which DL Ireland provides administrative and support services to the Company and its U.S. affiliates. Expenses under this agreement amounted to $3.8 million and $10.3 million for the five month period August 2, 2013 through December 31, 2013 and year ended December 31, 2014, respectively.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates. Expenses under this agreement amounted to $2.9 million and $8.2 million for the five month period August 2, 2013 through December 31, 2013 and year ended December 31, 2014, respectively.

The Company has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance products issued by the Company.

The Company had $2.0 million and $0.6 million due from related parties at December 31, 2014 and 2013, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

During 2014, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $344 million. The Company also sold a portion of these investments back to these affiliates, totaling $209 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $3.9 million of investment income in 2014 and the average yield of the short-term investments was 7.02%. As at December 31, 2014, the Company held $135 million of affiliated short-term investments.

Corporate owned life insurance (“COLI”) with a net realizable value of $89.9 million as of December 31, 2014 was purchased by the Company through a single member LLC on the lives of key executives from Equitrust Life Insurance Company (“ELIC”), a related party.

The Company issued private placement variable universal life policies to ELIC through a single member LLC with a total value of $177.1 million and outstanding policy loans of $115.3 million.

At December 31, 2014 and 2013, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31
(In Thousands)	2014	2013
Debt securities	$945,239	$1,000,862
Common Stocks	29,270	—
Short -term Investments	69,203	220,467
Other invested assets	101,460	102,750

Total	$1,145,172	$1,324,079

Other Sale Transaction Related Transactions

During 2013, the Company executed the following transactions in conjunction with the Sale Transaction.

The Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, for a total sale price of $88.0 million. The Property was recorded as Properties held for sale as of December 31, 2012. The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property. The sale of the Property resulted in a gain of $32.3 million.

Two of the Company’s real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved. The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the assets relating to the property were conveyed to the Company. These assets were subsequently sold to the U.S. Branch, at fair market value totaling $16.5 million and resulted in a pre-tax gain of $4.9 million. In addition, one of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million, resulting in a gain of $6.8 million, including one property from the Company’s Separate Accounts for fair value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including the U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million. This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts. The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch). Realized gains of approximately $108 million were recognized upon the sale of the securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998. In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guaranty was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of these contracts at December 31, 2014 was approximately $298.0 million. At December 31, 2014 and 2013, there was no liability accrued under this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the SEC. Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts. The total account value of these policies was approximately $9.8 million and $10.9 million at December 31, 2014 and 2013 respectively. There is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007. Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations. The maximum potential amount of future payments (undiscounted) that the Company’s guarantor could have been required to make under the guaranty was $0. This guaranty terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million, and $(0.2) million for the years ended December 2013 and 2012, respectively. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

The Company had an RSU plan, pursuant to which participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant. RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock. The Company incurred expenses of $1.6 million, $7.0 million and $7.8 million relating to RSUs for the years ended December 31, 2014, 2013 and 2012, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

		December 31, 2014
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$267,085	$3,191	$(564)	$269,712
All Other Governments	7,915	335	—	8,250
U.S. States, Territories and Possessions (Direct and Guaranteed)	936	115	—	1,051
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	238,855	8,839	(1,034)	246,660
Industrial and Miscellaneous (Unaffiliated)	4,723,043	147,402	(28,089)	4,842,356
Hybrid Securities	93,726	7,151	(2,504)	98,373

Total debt securities	$5,331,560	$167,033	$(32,191)	$5,466,402

Preferred Stocks	$33,120	$273	$(743)	$32,650

		December 31, 2013
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$623,251	$1,302	$(6,975)	$617,578
All Other Governments	27,412	1,047	—	28,459
U.S. States, Territories and Possessions (Direct and Guaranteed)	6,236	86	—	6,322
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	96,525	2,893	(4,026)	95,392
Industrial and Miscellaneous (Unaffiliated)	3,813,093	131,022	(55,717)	3,888,398
Hybrid Securities	193,335	9,162	(4,853)	197,644

Total debt securities	$4,759,852	$145,512	$(71,571)	$4,833,793

Preferred Stocks	$23,150	$104	$(1,558)	$21,696

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

	December 31, 2014
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$261,122	$262,735
Due after one year through five years	713,648	733,273
Due after five years through ten years	1,429,285	1,468,583
Due after ten years	1,652,142	1,715,229

Total before asset and mortgage-backed securities	4,056,197	4,179,820
Asset and mortgage-backed securities	1,275,363	1,286,582

Total	$5,331,560	$5,466,402

Proceeds from sales and maturities of investments in debt securities during 2014, 2013 and 2012, were $2.7 billion, $4.1 billion, and $2.2 billion, including non-cash transactions of $192.2 million, $82.0 million and $19.0 million, respectively; gross gains were $69.1 million, $264.3 million and $56.8 million, respectively; and gross losses were $8.6 million, $23.4 million and $31.0 million, respectively.

Debt securities included above with a statement value of approximately $4.1 million and $4.2 million for the years ended December 31, 2014 and 2013, respectively were on deposit with governmental authorities as required by law.

Investment grade debt securities were 91.0% and 96.3% of the Company’s total debt securities as of December 31, 2014 and 2013, respectively.

The fair values of publicly-traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for Loan-Backed and Structured Securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information, such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2014 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1. There were no credit impairments recorded in 2014 and 2013 on LBSS held as of December 31, 2014 and 2013 pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the Credit Committee exercises considerable judgment. Based on the Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security is undergoing a heightened level of monitoring either individually or because its industry, sector, geographic location or political operating environment has been under stress.

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the Committee’s expectations and may result in impairment or write-offs.

“Impaired List”—Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. There were no write-downs of debt securities incurred in 2014. For the years ended, December 31, 2013 and 2012, the Company incurred write-downs of debt securities totaling $38.6 million and $367.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1. Of these amounts, no OTTI was related to sub-prime loan’s as of December 31, 2013, as compared to $68.4 million as of December 31, 2012.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2014 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	—	$—	$—	1	$49,602	$(564)	1	$49,602	$(564)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	—	—	—	—	—	—
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	10	3,351	(10)	14	23,309	(1,024)	24	26,660	(1,034)
Industrial and Miscellaneous (Unaffiliated)	251	1,979,021	(18,792)	40	234,617	(9,297)	291	2,213,638	(28,089)
Hybrid Securities	2	18,705	(477)	3	18,434	(2,027)	5	37,139	(2,504)

Total debt securities	263	$2,001,077	$(19,279)	58	$325,962	$(12,912)	321	$2,327,039	$(32,191)

Preferred Stocks	2	$8,779	$(71)	1	$15,448	$(672)	3	$24,227	$(743)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2013 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	6	$147,222	$(6,975)	—	$—	$—	6	$147,222	$(6,975)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	139	—	—	—	—	1	139	—
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	35	59,777	(4,025)	1	81	(1)	36	59,858	(4,026)
Industrial and Miscellaneous (Unaffiliated)	174	1,226,159	(55,717)	4	8	—	178	1,226,167	(55,717)
Hybrid Securities	6	44,479	(3,589)	1	5,670	(1,264)	7	50,149	(4,853)

Total debt securities	222	$1,477,776	$(70,306)	6	$5,759	$(1,265)	228	$1,483,535	$(71,571)

Preferred Stocks	2	$20,441	$(1,558)	—	$—	$—	2	$20,441	$(1,558)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $3.2 million as of December 31, 2014. This represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$3,113	$3,154	$3,234
Collateralized debt obligations	—	—	—

	$3,113	$3,154	$3,234

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2013. This represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$1,135	$1,135	$1,132
Collateralized debt obligations	404	404	400

	$1,539	$1,539	$1,532

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio for the years ended December 31, 2014 and 2013:

	2014	2013
Alabama	$8,022	$9,228
Alaska	4,925	5,111
Arizona	11,782	14,286
California	66,065	52,347
Colorado	48,381	22,198
District of Columbia	11,658	12,043
Florida	74,456	84,375
Georgia	18,366	20,220
Idaho	1,693	1,748
Illinois	32,610	35,545
Indiana	1,563	1,622
Kansas	1,541	1,627
Kentucky	7,531	18,122
Louisiana	9,202	9,734
Maryland	9,488	13,562
Massachusetts	4,743	5,011
Michigan	8,101	8,363
Minnesota	22,590	17,138
Missouri	20,222	34,663
Mississippi	3,003	3,100
Montana	1,400	1,495
Nebraska	979	2,241
New Jersey	6,913	7,232
New Mexico	5,072	5,274
New York	86,679	97,390
North Carolina	19,042	21,028
North Dakota	—	249
Ohio	28,584	40,080
Oklahoma	—	483
Oregon	12,709	14,265
Pennsylvania	20,914	34,515
Rhode Island	405	552
South Carolina	22,393	23,771
Tennessee	9,186	10,651
Texas	72,912	84,865
Utah	12,236	23,984
Virginia	2,998	3,371
Washington	6,821	11,925
West Virginia	3,447	3,663
Wisconsin	4,448	2,784
General allowance for loan loss	(11,960)	(11,552)

Total Mortgage Loans on Real Estate	$671,120	$748,309

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2014 and 2013.

The Company originated six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65% and the Company originated one mortgage loan with a total cost $15.9 million during the year ended December 31, 2013 with a rate of 4.54% During the years ended December 31, 2014 and 2013, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The specific allowance for loan loss was $3.5 million and $4.2 million at December 31, 2014 and 2013, respectively. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $12.0 million and $11.5 million at December 31, 2014 and 2013, respectively. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2014, the Company individually and collectively evaluated loans with a gross carrying value of $686.5 million and $674.3 million, respectively. At December 31, 2013, the Company individually and collectively evaluated loans with a gross carrying value of $764.0 million and $747.8 million, respectively.

As of December 31, 2014, the Company held 14 restructured loans with a gross book value of $35.0 million and as of December 31, 2013 the Company held 14 restructured loans with a gross book value of $34.9 million. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2014 and 2013.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
Recorded Investment (All)
Current	$—	$—	$—	$—	$682,418	$—	$682,418
30 - 59 Days Past Due	—	—	—	—	4,117	—	4,117
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
December 31, 2013
Recorded Investment
Current	$—	$—	$—	$—	$755,805	$—	$755,805
30 - 59 Days Past Due	—	—	—	—	8,231	—	8,231
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
With Allowance for Credit Losses	$—	$—	$—	$—	$15,671	$—	$15,671
No Allowance for Credit Losses	—	—	—	—	35,002	—	35,002
December 31, 2013
With Allowance for Credit Losses	$—	$—	$—	$—	$20,454	$—	$20,454
No Allowance for Credit Losses	—	—	—	—	34,918	—	34,918

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
Average Recorded Investment	$—	$—	$—	$—	$2,303	$—	$2,303
Interest Income Recognized	—	—	—	—	2,468	—	2,468
Recorded Investments on
Nonaccrual Status	—	—	—	—	15,671	—	15,671
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—
December 31, 2013
Average Recorded Investment	$—	$—	$—	$—	$2,517	$—	$2,517
Interest Income Recognized	—	—	—	—	204	—	204
Recorded Investments on
Nonaccrual Status	—	—	—	—	20,454	—	20,454
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

Allowance for Credit Losses:

(In Thousands)		2014	2013	2012
Balance at beginning of period		$15,727	$15,701	$34,498
Additions charged to operations		1,108	1,851	5,872
Direct write-downs charged against the allowances		—	(96)	(15,715)
Recoveries of amounts previously charged off		(1,420)	(1,729)	(8,954)

Balance at end of period		$15,415	$15,727	$15,701

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2014 and 2013:

(In Thousands)
Internal Risk Rating	2014	2013
AAA	$—	$—
AA	26,385	26,964
A	43,541	25,763
BBB	99,276	131,846
BB and Lower	466,660	524,091
Impaired	50,673	55,372

Total	$686,535	$764,036

Total allowance for loan loss	(15,415)	(15,727)

Total mortgage loans on real estate	$671,120	$748,309

The following table provides an aging of past due commercial mortgage loans as of December 31, 2014 and 2013, based on the recorded investment net of allowances for credit losses.

(In Thousands)	2014	2013
Current	$682,418	$755,805
30-59 Days Past Due	4,117	8,231
60-89 Days Past Due	—	—
Greater Than 90 Days - Accruing	—	—
Greater Than 90 Days - Not Accruing	—	—

Total Past Due	$4,117	$8,231

Total allowance for loan loss	(15,415)	(15,727)

Total mortgage loans on real estate	$671,120	$748,309

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

5.	REAL ESTATE

The Company held one real estate property for sale at the end of December 31, 2014 with a carrying value of $6.2 million. The property is expected to be sold within the next statement period. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company held four real estate properties for sale at period end December 31, 2013 with a carrying value of $39.3 million. One of the properties was originally acquired by foreclosure from the Company’s mortgage portfolio and the remaining three were acquired through purchase. The properties were sold within the next statement period.

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses. All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company sold five properties during 2012 including four properties previously impaired that resulted in total net realized gains of $3.4 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Realized gains (losses):
Debt securities	$60,537	$202,265	$(341,475)
Preferred stocks	79	—	71
Common stocks	—	761	917
Common stocks of affiliates	—	50,283	—
Mortgage loans	—	246	(25,080)
Real estate	21,273	44,289	1,924
Cash, cash equivalents and short-terms	212	108	(1)
Other invested assets	(2)	(1,965)	476
Other hedging investments	(62,216)	—	—
Derivative instruments	51,430	(185,784)	(38,009)

Subtotal	71,313	110,203	(401,177)
Capital gains tax expense (benefit)	(3,669)	28,847	(2,216)

Net realized gains (losses)	74,982	81,356	(398,961)
(Gains) losses transferred to IMR (net of taxes)	(55,354)	31,017	(44,975)

Total	$19,628	$112,373	$(443,936)

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Changes in net unrealized capital (losses)gains, net of deferred income tax:
Debt securities	$2,659	$(2,692)	$162,954
Common stocks	—	—	(25)
Common stocks of affiliates/unaffiliated	18,189	7,614	46,080
Mortgage loans	203	(17)	12,218
Derivative instruments	392,514	(237,782)	(61,068)
Other hedging investments	9,597	—	—
Other invested assets	1,548	(47)	(1,596)

Total	$424,710	$(232,924)	$158,563

Deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($26.6) million, ($129.5) million and $60.6 million at December 31, 2014, 2013 and 2012, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Debt securities (unaffiliated)	$197,595	$260,539	$357,153
Preferred stocks	1,813	1,342	1,336
Common stocks	—	13	—
Mortgage loans	50,062	48,116	56,621
Real estate	8,822	19,232	28,693
Contract loans	22,837	23,299	24,446
Cash, cash equivalents and short-terms	62,575	14,023	510
Derivative instruments	(225,328)	(616,216)	(394,532)
Other invested assets	22,160	9,854	5,660
Other investment income	—	3,141	554

Gross investment (loss) income	140,536	(236,657)	80,441

Interest expense on surplus notes	44,009	43,260	42,752
Investment expenses and other interest expense on borrowed money	45,913	38,744	37,076

Net investment income (loss)	$50,614	$(318,661)	$613

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2014 and 2013 was $10.3 thousand and $4.0 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity exposure embedded in fixed and variable annuity products. Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps and combination swaps entered into prior to January 1, 2003, the effective date of SSAP No. 86, “Accounting for Derivative Instruments and Hedging Income Generation, and Replication(Synthetic Asset) Transactions” (“SSAP No. 86”), are carried at zero value or cumulative foreign currency gains, respectively. Swaps entered into on January 1, 2003 and after as well as options, swaptions, and currency swaps, are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus. All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of net investment income (loss).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

8.	DERIVATIVES (CONTINUED)

The Company accounts for its interest rate swaps used as cash flow hedges in accordance with the guidance in SSAP No. 86. In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item. The interest rate swaps employed by the Company were designated as cash flow hedges of specific funding agreements; accordingly, if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement. At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements. In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2014 and 2013, the Company pledged $151.3 million and $371.3 million, respectively, in U.S. Treasury securities and Corporate Bonds as collateral to counterparties. At December 31, 2014 and 2013, counterparties pledged to the Company $123.6 million and $86.8 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

8.	DERIVATIVES (CONTINUED)

Derivatives are carried in accordance with SSAP No. 86. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2014 (per SSAP No. 86)

	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$2,669,000	$32,515	$—	$32,515
Currency swaps	94,502	(843)	—	(843)
FX Forwards	563	3	—	3
Payor swaptions	3,040,000	5,578	11,911	(6,333)
Receiver swaptions	75,000	1,254	2,126	(872)
Equity index options	7,771,702	115,216	31,266	83,950

Total	$13,650,767	$153,723	$45,303	$108,420

	Outstanding at December 31, 2013 (per SSAP No. 86)

	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$3,658,000	$(270,235)	$—	$(270,235)
Currency swaps	67,500	(8,553)	—	(8,553)
Payor swaptions	3,040,000	14,432	11,911	2,521
Receiver swaptions	75,000	412	2,126	(1,714)
Equity index options	2,361,498	122,790	94,785	28,005

Total	$9,201,998	$(141,154)	$108,822	$(249,976)

At December 31, 2014 and 2013, open futures contracts had a notional value of $3,111.0 million and $3,803.8 million and a fair value of $(18.7) million and $(6.2) million, respectively. These amounts do not include the component of variation margin that has already been cash settled.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of $1.3 billion and $1.3 billion as of December 31, 2014 and 2013, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis to SLOC. As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement. The recapture occurred during the first quarter of 2013.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld basis. This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance policies sold between December 31, 2009 and March 31, 2010, inclusive. Reinsurance coverage continued for all policies sold prior to April 1, 2010. However, policies sold on or after April 1, 2010 have not been reinsured. This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010. The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

On July 31, 2013, the Company consented to a Novation Agreement between the U.S. Branch, a former affiliate, and Barbco. Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

9.	REINSURANCE (CONTINUED)

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Premiums and annuity considerations:
Direct	$1,848,605	$238,879	$453,109
Recaptured amount from former affiliate—SPWL	—	1,331,908	—
Ceded—Affiliated (former affiliate effective August, 2013)	—	(18,449)	—
Ceded—Affiliated	(51,827)	20,104	(24,101)
Ceded—Non-affiliated	(13,722)	(13,067)	(13,093)

Net premiums and annuity considerations	$1,783,056	$1,559,375	$415,915

Insurance and other individual policy benefits and claims:
Direct	$915,197	$938,717	$968,595
Assumed—Non-affiliated	6,978	9,254	5,503
Recaptured amount from former affiliate—SPWL	—	(27,904)	—
Ceded—Affiliated (former affiliate effective August, 2013)	—	(19,825)	—
Ceded—Affiliated	(41,766)	(22,462)	(145,408)
Ceded—Non-affiliated	(8,673)	(29,977)	(24,739)

Net policy benefits and claims	$871,736	$847,803	$803,951

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2014 and 2013, the Company had $15.0 million and $16.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.6 million as of December 31, 2014 and 2013, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS (CONTINUED)

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2014 and 2013 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million at December 31, 2014 and 2013, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of General Account and Separate Account annuity reserves and deposits are as follows:

December 31, 2014

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2014	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,387,312	$902,532	$—	$2,289,844	9.89%
At book value less current surrender charge of 5% or more	1,372,834	—	—	1,372,834	5.93%
At fair value	—	—	16,792,405	16,792,405	72.56%

Total with adjustment or at fair value	$2,760,146	$902,532	$16,792,405	$20,455,083	88.38%
At book value without adjustment (minimal or no charge or adjustment)	$1,881,167	$—	$—	$1,881,167	8.13%
Not subject to discretionary withdrawal	784,941	—	22,481	807,422	3.49%

Total (Gross: Direct and Assumed)	5,426,254	902,532	16,814,886	23,143,672	100.00%
Reinsurance ceded	28,288	—	—	28,288

Total (net)	$5,397,966	$902,532	$16,814,886	$23,115,384

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES (CONTINUED)

December 31, 2013

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$1,223,241	$—	$1,223,241	5.01%
At book value less current surrender charge of 5% or more	1,746,504	—	—	1,746,504	7.16%
At fair value	—	—	18,451,703	18,451,703	75.61%

Total with adjustment or at fair value	$1,746,504	$1,223,241	$18,451,703	$21,421,448	87.78%
At book value without adjustment
(minimal or no charge or adjustment)	$2,127,038	$—	$—	$2,127,038	8.72%
Not subject to discretionary withdrawal	827,001	—	27,588	854,589	3.50%

Total (Gross: Direct +Assumed)	4,700,543	1,223,241	18,479,291	24,403,075	100.00%
Reinsurance ceded	30,022	—	—	30,022

Total (net)	$4,670,521	$1,223,241	$18,479,291	$24,373,053

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in unitized variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these unitized accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the unitized Separate Accounts are reported in Aggregate reserve for the life contracts in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-unitized Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-unitized Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values on variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statement of Operations for the General Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

For the current reporting year, the Company reported assets and liabilities from the following:

•	Variable Life

•	Variable Annuity

•	Market Value Adjusted Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account whereas the non-unitized Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

As of December 31, 2014 and 2013, the Company maintained Separate Account statement included legally insulated assets of $28,051.0 million and $28,916.1 million, respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2014 were attributed to the following products/transactions:

Product / Transactions	Legally Insulated Assets	Non - Legally Insulated Assets
(In millions)
Variable Life	$10,904.3	$—
Variable Annuity	17,146.7	—
Market Value Adjusted Annuity	—	1,299.6

Total	$28,051.0	$1,299.6

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of Net transfers from (to) Separate Accounts. The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $24,229.3 million and $25,902.5 million of non-guaranteed Separate Account reserves and $902.5 million and $1,223.2 million of guaranteed Separate Account reserves as of December 31, 2014 and 2013, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

As of December 31, 2014 and 2013, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $18,173.1 million and $20,132.6 million, respectively.

To compensate the General Account for the risk taken, the Separate Account paid risk charges of $194.2 million, $238.7 million and $191.1 million during the years ended December 31, 2014, 2013 and 2012, respectively.

For the years ended December 31, 2014, 2013 and 2012, the Company’s General Account paid $81.6 million, $115.6 million and $110.1 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

An analysis of the Separate Account reserves as of December 31, 2014 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2014	$21,539	$367,484	$389,023
Reserves at 12/31/2014
For accounts with assets at:
Fair value	287,192	24,229,310	24,516,502
Amortized cost	615,340	—	615,340

Total reserves	$902,532	$24,229,310	$25,131,842

By withdrawal characteristics:
With fair value adjustment	$902,532	$—	$902,532
At fair value	—	24,206,829	24,206,829

Subtotal	902,532	24,206,829	25,109,361
Not subject to discretionary withdrawal	—	22,481	22,481

Total	$902,532	$24,229,310	$25,131,842

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the Separate Account reserves as of December 31, 2013 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2013	$12,624	$275,246	$287,870
Reserves at 12/31/2013
For accounts with assets at:
Fair value	296,456	25,902,465	26,198,921
Amortized cost	926,785	—	926,785

Total reserves	$1,223,241	$25,902,465	$27,125,706

By withdrawal characteristics:
With fair value adjustment	$1,223,241	$—	$1,223,241
At fair value	—	25,874,877	25,874,877

Subtotal	1,223,241	25,874,877	27,098,118
Not subject to discretionary withdrawal	—	27,588	27,588

Total	$1,223,241	$25,902,465	$27,125,706

Below is the reconciliation of Net Transfers from (to) Separate Accounts in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Transfers to Separate Accounts	$389,023	$287,870	$470,719
Transfers from Separate Accounts	(3,138,163)	(2,945,712)	(2,685,911)

Net Transfers (from) to Separate Accounts in the Statement of Operations	$(2,749,140)	$(2,657,842)	$(2,215,192)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments and certain derivatives.

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2014 or 2013.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The	Company’s assets and liabilities by classification measured at fair value as of December 31, 2014 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock—Unaffiliated (a)	$—	$—	$—	$—
Industrial and miscellaneous	—	—	47,719	47,719
Debt securities—Unaffiliated (b)
Asset-backed securities	—	—	1,471	1,471
Residential mortgage-backed securities	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	—	83,826	—	83,826
Equity contracts	35,320	134,875	—	170,195
Foreign exchange contracts	1,311	193	—	1,504
Separate Accounts assets (c)	20,551,924	5,787,446	605,706	26,945,076

Total assets at fair value	$20,588,555	$6,006,340	$654,896	$27,249,791

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,603)	$—	$(38,603)
Derivative liabilities (d)
Interest rate contracts	—	(44,478)	—	(44,478)
Equity contracts	(37,382)	—	—	(37,382)
Foreign exchange contracts	(231)	(1,033)	—	(1,264)

Total liabilities at fair value	$(37,613)	$(84,114)	$—	$(121,727)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Debt securities—Unaffiliated (b)	$—	$—	$—	$—
Asset-backed securities	—	—	1,637	1,637
Residential mortgage-backed securities	—	527	—	527
Commercial mortgage-backed securities	—	—	9,751	9,751
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	904	50,473	—	51,377
Equity contracts	7,650	97,293	17,909	122,852
Foreign exchange contracts	384	—	—	384
Separate Accounts assets (c)	21,817,296	5,663,362	585,422	28,066,080

Total assets at fair value	$21,826,234	$5,811,655	$614,719	$28,252,608

Liabilities at fair value:
Separate Accounts (c)	$—	$(23,791)	$—	$(23,791)
Derivative liabilities (d)
Interest rate contracts	(827)	(305,864)	—	(306,691)
Equity contracts	(6,234)	—	—	(6,234)
Foreign exchange contracts	(468)	(8,554)	—	(9,022)

Total liabilities at fair value	$(7,529)	$(338,209)	$—	$(345,738)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

(a)	Common stocks are carried at fair value.

(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.

(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC rating. Separate Account assets also include $1,633 million and $1,387.4 million of investment income and receivables due at December 31, 2014 and 2013, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2014 and December 31, 2013.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2014:

(In Thousands)	Beginning Balance at 01/01/2014	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2014
Assets:
Common stock Unaffiliated	$—	$—	$—	$(909)	$—	$50,420	$—	$(2,730)	$938	$47,719
Debt securities—Unaffiliated
Asset-backed securities	1,637	—	—	—	(77)	—	—	—	(89)	1,471
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	9,751	—	(9,751)	—	—	—	—	—	—	0
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	17,909	1,713	(19,622)	—	—	—	—	—	—	0
Separate Accounts assets	585,422	14,348	(12,076)	2,979	24,887	104,779	1,450	(57,787)	(58,297)	605,705

Total assets	$614,719	$16,061	$(41,449)	$2,070	$24,810	$155,199	$1,450	$(60,517)	$(57,448)	$654,895

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2013:

(In Thousands)	Beginning Balance at 01/01/2013	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2013
Assets:
Common stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debt securities—Unaffiliated
Asset-backed securities	19,405	—	—	807	26	89	—	—	(18,690)	1,637
Residential mortgage-backed securities	6,486	—	—	(1,109)	—	—	—	(4,610)	(767)	—
Commercial mortgage-backed securities	—	10,790	—	(518)	(4,416)	—	—	—	3,895	9,751
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	—	—	(7,844)	—	3,930	21,823	—	—	—	17,909
Separate Accounts assets	508,231	75,447	(15,879)	(185)	30,808	82,737	—	(59,680)	(36,057)	585,422

Total assets	$534,122	$86,237	$(23,723)	$(1,005)	$30,348	$104,649	$—	$(64,290)	$(51,619)	$614,719

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC ratings.

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2014:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,471	N/A	N/A
	Matrix Pricing	Spreads	—	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	—	N/A	N/A
Separate Accounts assets	Matrix Pricing	Spreads	80,497	N/A	N/A
	Market Pricing	Quoted Prices	57,718	91-113	99

Total assets			$139,686

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2013:

(In Thousands)
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,548	N/A	N/A
	Matrix Pricing	Spreads	89	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	9,751	3-34%	21%
Separate Accounts assets	Matrix Pricing	Spreads	11,435	N/A	N/A
	Market Pricing	Quoted Prices	110,715	87-123	102

Total assets			$133,538

There were no significant changes made in valuation techniques during 2014.

Derivative values in the above table are presented on a gross basis.

Aggregate Fair value of all Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2014:

	2014
(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$2,797,104	$2,797,104	$2,203,305	$593,799	$—	$—
Debt securities	5,466,402	5,331,560	233,315	2,338,203	2,894,884	—
Preferred stocks	32,650	33,120	—	31,561	1,089	—
Common stocks	47,719	47,719	—	—	47,719	—
Mortgages loans on real estate	709,620	671,120	—	—	709,620	—
Derivatives – options and swaptions	157,623	157,623	15,916	141,707	—	—
Derivatives – swaps and forwards	77,187	77,187	—	77,187	—	—
Derivatives – futures	20,714	20,714	20,714	—	—	—
Contract loans	654,111	623,220	—	—	654,111	—
Other invested assets	408,013	406,249	—	9,220	398,793	—
Separate account assets	27,741,024	27,711,741	20,585,989	6,256,718	898,317	—
Contractholder deposit funds and other policyholder liabilities	(225,938)	(215,544)	—	—	(225,938)	—
Derivatives – options and swaptions	(35,577)	(35,577)	(35,577)	—	—	—
Derivatives – swaps and forwards	(45,511)	(45,511)	—	(45,511)	—	—
Derivatives – futures	(2,037)	(2,037)	(2,037)	—	—	—
FHLB Loan	(210,000)	(210,022)	—	(210,000)	—	—
Separate account liabilities	(73,283)	(73,283)	—	(38,603)	(34,680)	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2013:

	2013
(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$1,440,125	$1,440,125	$374,434	$1,065,691	$—	$—
Debt securities	4,833,793	4,759,852	604,633	2,383,464	1,845,696	—
Preferred stocks	21,696	23,150	—	20,599	1,097	—
Mortgages loans on real estate	779,201	748,309	—	—	779,201	—
Derivatives – options and swaptions	137,634	137,634	7,587	112,138	17,909	—
Derivatives – swaps and forwards	35,629	35,629	—	35,629	—	—
Derivatives—futures	1,350	1,350	1,350	—	—	—
Contract loans	536,003	537,058	—	—	536,003	—
Other invested assets	184,991	183,199	—	19,098	165,893	—
Separate account assets	29,158,501	29,127,294	21,875,212	6,393,515	889,774	—
Contractholder deposit funds and other policyholder liabilities	(185,647)	(184,482)	—	—	(185,647)	—
Derivatives – swaps and forwards	(314,418)	(314,418)	—	(314,418)	—	—
Derivatives—futures	(7,529)	(7,529)	(7,529)	—	—	—
Separate account liabilities	(56,386)	(56,386)	—	(23,791)	(32,595)	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans – The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps are based on current settlement values, dealer quotes and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include Low Income Housing Tax Credits (“LIHTC”), surplus debentures, collateral loans and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures and collateral loans are based upon the same methods used for other private placements as described above.

Separate Accounts – The estimated fair values of assets and liabilities are valued using the same methodology described above. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

Debt – The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2014 and December 31, 2013.

The components of the DTAs and deferred tax liabilities (“DTLs”) as of December 31, 2014 and December 31, 2013 were as follows:

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$465,109	$—	$465,109	$552,009	$5,856	$557,865	$(86,900)	$(5,856)	$(92,756)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	465,109	—	465,109	552,009	5,856	557,865	(86,900)	(5,856)	(92,756)
Deferred Tax Assets Nonadmitted	176,583	—	176,583	291,163	5,853	297,016	(114,580)	(5,853)	(120,433)

Subtotal Net Admitted Deferred Tax Assets	288,526	—	288,526	260,846	3	260,849	27,680	(3)	27,677
Deferred Tax Liabilities	80,941	—	80,941	76,609	3	76,612	4,332	(3)	4,329

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$207,585	$—	$207,585	$184,237	$—	$184,237	$23,348	$—	$23,348

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted pursuant to 11.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Admitted pursuant to 11.b. (lesser of 11.b.i.or 11.b.ii.)	207,585	—	207,585	184,237	—	184,237	23,348	—	23,348
(c) 11.b.i	—	—	222,477	—	—	234,926	—	—	(12,449)
(d) 11.b.ii	—	—	207,585	—	—	184,237	—	—	23,348
(e) Admitted pursuant to 11.c.	80,941	—	80,941	76,609	—	76,609	4,332	—	4,332

(f) Total admitted under 11.a.—11.c.	288,526	—	288,526	260,846	—	260,846	27,680	—	27,680
(g) Deferred tax liabilities	80,941	—	80,941	76,609	—	76,609	4,332	—	4,332

Net admitted deferred tax assets / deferred tax liabilities	$207,585	$—	$207,585	$184,237	$—	$184,237	$23,348	$—	$23,348

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

	2014	2013
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1021%	1175%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,383,898,004	$1,226,182,653

The following table provides the impact of tax planning strategies, as used in the Company’s SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

(In Thousands)	December 31, 2014		December 31, 2013		Change
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax
Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$465,109	$—	$552,009	$5,856	$(86,900)	$(5,856)
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the
Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$288,526	$—	$260,846	$3	$27,680	$(3)
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did not utilize tax planning strategies in the calculation of its adjusted gross DTAs and net admitted DTAs.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2014	December 31, 2013	December 31, 2012
Current Income Tax
Federal tax benefit from operations	$6,861	$(84,275)	$(84,977)
Federal tax expense on prior period adjustment	—	—	—
Federal income tax on net capital gains	(3,669)	28,847	(2,216)
Utilization of capital loss carry-forwards	—	—	—
Federal tax (benefit) expense on stock options	—	(539)	184

Current income tax expense (benefit)	$3,192	$(55,967)	$(87,009)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The main components of DTAs and DTLs as of December 31, 2014 and 2013 were as follows:

(In Thousands)	December 31, 2014	December 31, 2013	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$255,322	$242,306	$13,016
Investments	68,253	204,640	(136,387)
Deferred acquisition costs	15,202	2,753	12,449
Net operating loss carry-forward	82,000	59,040	22,960
Other (including items <5% of total ordinary tax assets)	44,332	43,270	1,062

Total ordinary Deferred Tax Assets	$465,109	$552,009	$(86,900)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	176,583	291,163	(114,580)

Admitted ordinary Deferred Tax Assets	$288,526	$260,846	$27,680
Capital:
Investments	—	—	—
Net capital loss carry-forward	—	5,856	(5,856)

Subtotal	$—	$5,856	$(5,856)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	—	5,853	(5,853)

Admitted capital Deferred Tax Assets	$—	$3	$(3)

Admitted Deferred Tax Assets	$288,526	$260,849	$27,677

Deferred Tax Liabilities:
Ordinary
Investments	$13,240	$—	$13,240
Policyholder reserves	67,701	76,332	(8,631)
Other (including items <5% of total ordinary tax liabilities)	—	277	(277)

Subtotal	$80,941	$76,609	$4,332
Capital:
Investments	—	3	(3)

Subtotal	$—	$3	$(3)

Deferred Tax Liabilities	$80,941	$76,612	$4,329

Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$207,585	$184,237	$23,348

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes is comprised of the following:

(In Thousands) Description	December 31, 2014	December 31, 2013	Change
Total Deferred Tax Assets	$465,109	$557,865	$(92,756)
Total Deferred Tax Liabilities	80,941	76,612	4,329

Net Deferred Tax Assets / Deferred Tax
Liabilities	$384,168	$481,253	$(97,085)
Statutory valuation allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax
Liabilities	$384,168	$481,253	$(97,085)
Tax effect of unrealized (gains)/losses			(13,751)
True up for prior unrealized gain/losses			40,326

Change in net deferred income tax			$(123,660)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2014, 2013 and 2012 were as follows:

(In Thousands)	December 31, 2014			December 31, 2013			December 31, 2012
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net income before taxes	$302,994	$106,048	28.3%	$486,232	$170,182	28.5%	$(41,797)	$(14,629)	3.3%
Pre-tax capital gains - Pre IMR	71,313	24,960	6.7%	110,202	38,571	6.5%	(401,177)	(140,412)	31.7%
Dividends received deduction		(11,550)	-3.1%		(14,000)	-2.3%		(14,000)	3.2%
Tax credits		(932)	-0.2%		(4,752)	-0.8%		(4,739)	1.1%
Non-deductible expenses		119	0.0%		496	0.1%		545	-0.1%
Change in tax contingency reserves		—	0.0%		(2,271)	-0.4%		(1,860)	0.4%
Reversal of IMR		(1,928)	-0.5%		(20,514)	-3.4%		(4,743)	1.1%
Change in non-admitted assets		2,520	0.7%		(2,259)	-0.4%		4,763	-1.1%
Prior year adjustments		(4,839)	-1.3%		(572)	-0.1%		(2,455)	0.6%
Retained deferred tax asset		5,133	1.4%		347,765	58.2%		—	0.0%
Change in statutory valuation allowance			0.0%		(379,797)	-63.7%		379,797	-85.9%
Other		7,321	2.0%		13,479	2.3%		(1,509)	0.3%

Total statutory income taxes		$126,852	34.0%		$146,328	24.5%		$200,758	-45.4%

Federal income taxes incurred		$3,192	0.9%		$(55,967)	-9.4%		$(87,009)	19.6%
Change in net deferred income taxes		123,660	33.1%		202,295	33.9%		287,767	-65.0%

Total statutory income taxes		$126,852	34.0%		$146,328	24.5%		$200,758	-45.4%

At December 31, 2014, the Company had $234.3 million of net operating loss carry forward which will begin to expire, if not utilized, in 2028. At December 31, 2014, the Company had no capital loss carry forward. At December 31, 2014, the Company had $13.6 million of foreign tax credit carry forward, which will begin to expire, if not utilized, in 2019. At December 31, 2014, the Company had $10.3 million of LIHTC carry forward, which will begin to expire, if not utilized, in 2030. At December 31, 2014, the Company had no minimum tax credit carry forward.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2014, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and SSAP No. 5R, Liabilities, Contingencies and Impairment of Assets, is as follows:

(In Thousands)	2014	2013
Balance, beginning of year	$—	$1,477
Gross increases related to tax positions in prior years	—	1,820
Gross decreases related to tax positions in prior years	—	—
Gross increases related to tax positions in current year	—	—
Settlements with Former Parent	—	(3,297)
Close of tax examinations/statutes of limitations	—	—

Balance, end of year	$—	$—

The Company recognizes interest accrued related to unrecognized tax benefits (“UTBs”) in income tax expense. The Company has no accrued interest balance as of December 31, 2014 and December 31, 2013. The Company recognized $0.0 million and $0.5 million in gross interest benefit related to UTBs during the years ended December 31, 2014 and 2013, respectively. The Company has not accrued any penalties related to UTBs.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns. On October 7, 2014, an opening conference for appeals was held for tax years 2007, 2008 and 2009 for the former consolidated return. The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”). The 2010 through 2013 tax years are currently being examined by the IRS. The opening conference was held on June 17, 2014. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by the Former Parent in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for UTBs at December 31, 2014. As of December 31, 2014, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The Company will file a separate consolidated federal income tax return for the year ended December 31, 2014 with its subsidiaries, DLNY and DLRC, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented and allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the change in control of the Company on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Delaware Department of Insurance.

Effective July 21, 2014, following the receipt of all required board, shareholder, and regulatory approvals, the Company’s name was changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company.

On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. Per the limitation described above, the Company was not permitted to pay dividends in 2014 without prior approval from the Delaware Commissioner of Insurance. No dividends were paid during 2013.

As discussed in Note 2, there were two distributions to the Former Parent from gross paid in and contributed surplus during 2013.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations. The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Delaware Department of Insurance.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS (CONTINUED)

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus (Unassigned Funds)	Change in Gross Paid-in and Contributed Surplus
2013	$1,851,883	$(1,851,883	)*

*	Reset of surplus effective June 30, 2013. Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12,589,924.

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2014 and 2013.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for future partnership investments of $25.0 million and $3.7 million as of December 31, 2014 and 2013, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The liquidation of Executive Life Insurance Company, along with other insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million and $4.1 million for guaranty fund assessments as of December 31, 2014 and 2013, respectively. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations. This issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intended to work on in 2013. The IRS did not reach any conclusion in 2013 and therefore included the issue was included again in the 2013-2014 Priority Guidance Plan issued on January 29, 2014. The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives. For the years ended December 31, 2014, 2013 and 2012, the Company’s financial statements reflect benefits of $8.9 million, $13.4 million and $11.6 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Under the Sale Transaction Agreement among SLF’s affiliates and the Parent, the Parent, acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF set forth in the Sale Transaction Agreement and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF and its affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities and certain liabilities arising under unclaimed property law.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Pledged or Restricted Assets

The following assets were restricted at December 31, 2014 and reported in the current financial statements:

•	Posted collateral under repurchase agreements which were reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreement which was reported as cash equivalents.

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below)

•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below.)

The following are restricted assets (including pledged assets):

				Gross Restricted
(In Thousands)
			Current Year						Percentage

										Admitted
			Total Separate					Total Current	Gross	Restricted
			Account (S/A)	S/A Assets				Year	Restricted	to Total
	Total General	G/A Supporting	Restricted	Supporting G/A		Total From	Increase/	Admitted	Total	Admitted
Restricted Asset Category	Account (G/A)	S/A Activity	Assets	Activity	Total	Prior Year	(Decrease)	Restricted	Assets	Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	0%	0%
Collateral held under security lending agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to repurchase agreements	547,642	—	—	—	547,642	449,188	98,454	547,642	1.35%	1.35%
Subject to reverse repurchase agreements	332,969	—	—	—	332,969	499,591	(166,622)	332,969	0.82%	0.82%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	0%	0.00%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Placed under option contracts	—	—	—	—	—	—	—	—	0%	0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	—	0%	0%
FHLB capital stock	10,500				10,500		10,500	10,500	0.03%	0.03%
On deposit with states	4,051	—	—	—	4,051	4,223	(172)	4,051	0.01%	0.01%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	0%	0%
Pledged as collateral not captured including assets backing funding	269,387				269,387		269,387	269,387	0.66%	0.66%
Pledged as collateral not captured in other categories	103,987	—	—	—	103,987	60,610	43,377	103,987	0.25%	0.25%
Other restricted assets	1,415,320	—	—	—	1,415,320	7,222	1,408,098	1,415,320	3.47%	3.47%

Total restricted assets	$2,683,856	$—	$—	$—	$2,683,856	$1,020,834	$1,663,022	$2,683,856	6.59%	6.59%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

		Gross Restricted
(In Thousands)			Current Year						Percentage

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Derivative collateral	$103,987	$—	$—	$—	$103,987	$60,610	$43,377	$103,987	0.25%	0.25%

Total	$103,987	$—	$—	$—	$103,987	$60,610	$43,377	$103,987	0.25%	0.25%

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

		Gross Restricted
(In Thousands)			Current Year						Percentage

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage escrow	$6,251	$—	$—	$—	$6,251	$7,222	$(971)	$6,251	0.02%	0.02%
Collateral for unsettled trades	$1,409,069	$—	$—	$—	$1,409,069	$—	$1,409,069	$1,409,069	3.44%	3.46%

Total	$1,415,320	$—	$—	$—	$1,415,320	$7,222	$1,408,098	$1,415,320	3.46%	3.48%

Collateral for unsettled trades includes cash received from sales of S&P 500 Index exchange traded funds which funds were not yet purchased. A liability for the future purchase of the funds is included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its Massachusetts home office. Rental expenses for 2014 and 2013 were $2.1 million and $0.9 million, respectively.

From January 1, 2013 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements. Rental expenses, including allocated amounts, for 2013 and 2012 were approximately $2.5 million and $5.4 million, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana home office. Rental expense for 2014 was $0.1 million.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts home office. No rental expense was incurred for 2014.

a. At January 1, 2015, minimum aggregate rental commitments were as follows:

	Year Ending	(In Thousands)
	December 31	Operating Leases
1.	2015	$2,227
2.	2016	1,357
3.	2017	1,362
4.	2018	1,366
5.	2019	1,371

6.	Aggregate total all future years	$4,237

18.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings were subject interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total interest paid in 2014 was approximately $90 thousand. At December 31, 2014, there were no amounts outstanding under the Facility.

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Indianapolis. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for Back-up liquidity. The Company had $210.0 million outstanding borrowings at December 31, 2014. The Company has determined the estimated maximum borrowing capacity available at December 31, 2014 as $23.3 million. The Company calculated this amount in accordance with its current FHLB capital stock. This amount was repaid during January 2015.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18. DEBT (Continued)

FHLB Capital Stock

a. Aggregate Totals

1 Current Year

(In Thousands)	1 Total 2+3	2 General Account	3 Separate Accounts
(a) Membership Stock—Case A	$—	$—	$—
(b) Membership Stock—Case B	641	641	—
(c) Active Stock	8,809	8,809	—
(d) Excess Stock	1,050	1,050	—
(e) Aggregate Total	10,500	10,500	—
Actual or Estimated Borrowing Capacity
(f) as Determined by the Insurer	$23,333	XXX	XXX

2 Prior Year-end

	1	2	3
	Total	General	Separate
(In Thousands)	2+3	Account	Accounts
(a) Membership Stock—Case A	$—	$—	$—
(b) Membership Stock—Case B	—	—	—
(c) Active Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total	—	—	—
(f) Actual or Estimated Borrowing Capacity as Determined by the Insurer	—	XXX	XXX

b. Membership Stock (Class A and B) Eligible for Redemption

(In Thousands) Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	—	—	—	—	—	—
Class B	—	$10,500	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18.	DEBT (Continued)

Collateral Pledged to FHLB

a. Amount Pledged as of Reporting Date

1 Current Year Total General and Separate Accounts

Aggregate Total
(In Thousands)	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

2 Current Year General Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

3 Current Year Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

4 Prior Year-end Total General and Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

b. Maximum Amount Pledged During Reporting Period

1 Current Year Total General and Separate Accounts

Aggregate Total
(In Thousands)	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

2 Current Year General Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

3 Current Year Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

4 Prior Year-end Total General and Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18.	DEBT (Continued)

Borrowing from FHLB

a. Amount as of Reporting Date

1 Current Year

	1	2	3	4
	Total	General	Separate	Funding Agreements
(In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$210,000	$210,000	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$210,000	$210,000	$—

2 Prior Year-end

	1	2	3	4
	Total	General	Separate	Funding Agreements
(In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$—	$—	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$—	$—	$—

b. Maximum Amount during Reporting Period (Current Year)

	1	2	3
	Total	General	Separate
(In Thousands)	2+3	Account	Accounts
(1) Debt	$210,000	$210,000	$—
(2) Funding Agreements	—	—	—
(3) Other	—	—	—
(4) Aggregate Total	$210,000	$210,000	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18. DEBT (Continued)

c. FHLB – Prepayment Obligations

Does the Company have prepayment
Obligations under the following arrangements
(YES/NO)
(1) Debt	YES
(2) Funding Agreements	NO
(3) Other	NO

19.	SUBSEQUENT EVENTS

On March 26, 2015, the Company paid an ordinary dividend of $200.0 million to the Parent.

Subsequent events have been considered through April 27, 2015.

****

PART C

ITEM 26.	EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated December 3, 1985, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-37907, filed on October 14, 1997.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-111688, filed on April 5, 2004.)

	(2)	Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

E.	(1)	Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(2)	Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(3)	Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(4)	Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(5)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(6)	Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement OF Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on February 3, 2000.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.)

	(3)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(4)	Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(5)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(6)	Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(7)	Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc., and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 29, 1999.)

	(8)	Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(9)	Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

	(10)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

(11)	Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund, and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on April 27, 1999.)

(12)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

(13)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-111688, filed on December 30, 2005.)

(14)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No.333-136435, filed on August 9, 2006.)

(15)	Participation Agreement, dated November 16, 2005, by and among Janus Aspen Series, Janus Distributors LLC, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.)

(16)	Participation Agreement, dated September 1, 2005, by and among Sun Life Assurance Company of Canada (U.S.), Royce Capital Fund, and Royce & Associates, LLC. (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.)

(17)	Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001.)

(18)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement on Form N-6, File No. 333-111688, filed on April 27, 2007.)

(19)	Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement on Form N-6, File No. 333-111688, filed on April 27, 2007.)

(20)	Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company. (Incorporated by reference to the Registration Statement on Form N-6, File No. 111688, filed on September 22, 2008.)

(21)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, Exhibit H9, File No. 333-143353, filed on May 30, 2007.)

(22)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on February 12, 2008.)

(23)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.	Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

J.	(1) Powers of Attorney. (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-6, File No. 333-111688, on August 11, 2014.)

(2) Resolution of the Board of Directors of the Depositor dated August 1, 2014, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	Consents of Independent Registered Public Accounting Firms.

O.	None.

P.	None.

Q.	None.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen	Director
811 Turnberry Lane
Northbrook, IL 60062

David E. Sams, Jr.	Chief Executive Officer and Director
Delaware Life Insurance Company
96 Worcester Street
Wellesley Hills, MA 02481

Daniel J. Towriss	President, Chief Risk Officer and Director
Delaware Life Insurance Company
96 Worcester Street
Wellesley Hills, MA 02481

Michael S. Bloom	Senior Vice President and General Counsel and Secretary
Delaware Life Insurance Company
96 Worcester Street
Wellesley Hills, MA 02481

Keith A. Dall	Executive Vice President, Chief Actuary
Delaware Life Insurance Company
96 Worcester Street
Wellesley Hills, MA 02481

Andrew F. Kenney	Chief Investment Officer
Delaware Life Insurance Company
96 Worcester Street
Wellesley Hills, MA 02481

Michael K. Moran	Senior Vice President and Chief Accounting Officer and Treasurer
Delaware Life Insurance Company
96 Worcester Street
Wellesley Hills, MA 02481

James D. Purvis	Chief Operating Officer
Delaware Life Insurance Company
96 Worcester Street
Wellesley Hills, MA 02481

Robert S. Sabatino	Senior Vice President, Information Technology and Operations
Delaware Life Insurance Company
96 Worcester Street
Wellesley Hills, MA 02481

Michelle B. Wilcon	Senior Vice President, Human Resources
Delaware Life Insurance Company
96 Worcester Street
Wellesley Hills, MA 02481

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Delaware Life Insurance Company, which is controlled by Delaware Life Holdings, LLC.

The organization chart of Delaware Life Holdings, LLC is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed April 29, 2015.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29.	INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company(a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Thomas G. Seitz	Vice President, Distribution
	Kathleen T. Baron	Chief Compliance Officer
	Kenneth N. Crowley	Assistant Vice President and Senior Counsel
	Maura A. Murphy	Assistant Vice President and Senior Counsel
	Maryellen Percuoco	Clerk and Assistant Secretary

*	The principal business address of all directors and officers of the principal underwriter is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

(c) Not applicable.

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 96 Worcester Street, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

ITEM 32.	MANAGEMENT SERVICES

Not applicable.

ITEM 33.	FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 29th day of April, 2015.

DELAWARE LIFE VARIABLE ACCOUNT G
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

	SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*		Chief Executive Officer and Director	April 29, 2015
David E. Sams, Jr.		(Principal Executive Officer)

/s/ Michael K. Moran*		Senior Vice President and Chief Accounting Officer and Treasurer	April 29, 2015
Michael K. Moran		(Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2015
Kenneth N. Crowley		Dennis A. Cullen, Director
Daniel J. Towriss, Director

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on August 11, 2014. Powers of attorney are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-6, File No. 333-111688, on August 11, 2014.

EXHIBIT INDEX

K	Legal Opinion

N	Consents of Independent Registered Public Accounting Firms

Representation of Counsel Pursuant to Rule 485(b)